united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

CT Corporation System

1300 East Ninth Street, Cleveland, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/19

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst Insider Income Fund
(IIXAX, IIXCX, IIXIX)
Catalyst Enhanced Income Strategy Fund
(EIXAX, EIXCX, EIXIX)
Catalyst/MAP Global Balanced Fund
(TRXAX, TRXCX, TRXIX)
Catalyst/CIFC Floating Rate Income Fund
(Formerly, Catalyst Floating Rate Income Fund)
(CFRAX, CFRCX, CFRIX)
Catalyst/SMH High Income Fund
(HIIFX, HIICX, HIIIX)
Catalyst/SMH Total Return Income Fund
(TRIFX, TRICX, TRIIX)
Catalyst/Stone Beach Income Opportunity Fund
(IOXAX, IOXCX, IOXIX)

June 30, 2019

Mutual Fund Series Trust

Beginning January 1, 2021, the Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Fund’s website, www.catalystmf.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 1-866-447-4228. Your election to receive reports in paper will apply to all funds held within the fund complex.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary or, if you are a direct shareholder, by calling the Fund at 1-866-447-4228. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

CATALYST FUNDS

ANNUAL REPORT

TABLE OF CONTENTS

Shareholder Letters and Investment Review	Page 1
Portfolios of Investments	Page 34
Statements of Assets and Liabilities	Page 51
Statements of Operations	Page 52
Statements of Changes in Net Assets	Page 53
Financial Highlights	Page 56
Notes to Financial Statements	Page 70
Report of Independent Registered Public Accounting Firm	Page 85
Supplemental Information	Page 87
Expense Example	Page 105
Privacy Notice	Page 106

June 30, 2019

Catalyst Insider Income Fund (IIXAX, IIXCX, IIXIX)

(Unaudited)

Dear Shareholders,

The Catalyst Insider Income Fund (the “Fund”) holds a portfolio of short-term bonds issued by corporations whose executives are purchasing shares of the company’s common stock. Our historical research indicates that companies where insiders are buying the company’s common stock experience substantially lower default rates and bankruptcy rates. The intuition is that corporate insiders would not take an equity stake if the company were in jeopardy of bankruptcy.

Investment Strategy

The Fund uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider buying activity for its investment decisions. Our historical research of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing activity that we believe can substantially reduce the likelihood of default and bankruptcy. The underlying thesis is that corporate insiders know more about the prospects of their company than anybody else and would not take a stake in the equity of their company if the company were in jeopardy of declaring bankruptcy or defaulting on their bonds. We seek to hold a portfolio of corporate bonds with an average effective maturity less than 4 years, average modified duration less than 3.5 and average credit quality of BBB or higher.

Fund Performance

We are happy to report that as of June 30, 2019, the Catalyst Insider Income Fund (IIXIX) has returned +3.70% for 2019 YTD and +4.49% over the trailing year. The continued relative outperformance during fiscal year 2019 has allowed the Fund to maintain its Morningstar 5-star rating on the three-year performance, out of 478 funds in the Morningstar Short-Term Bond category, for the period ending June 30, 2019 based on risk adjusted returns. For the three-year period, IIXIX generated annualized returns of +3.92%, significantly outpacing the Morningstar Short-Term Bond category returns of +1.97%.

During the past year, the Fund held a number of positions in what we consider ideal bonds; bonds that are short duration, where the executives are purchasing the firm’s common stock, and the company has what we believe to be very high-quality credit fundamentals. By using the insider buying signal as the first step in our credit evaluation process, we have identified a number of bonds that we believe have been overlooked by the market and possess superior yields to bonds of comparable credit fundamentals. We believe that the market has a general overreliance on the credit rating agencies when it comes to evaluating the riskiness of corporate debt. Events that impact a company’s creditworthiness happen in real-time whereas credit updates from the credit ratings agencies happen sporadically at best. We believe this provides us with opportunities to identify undervalued bonds of companies with very high-quality credit fundamentals before the market does. A good example of this is Molina Healthcare which appeared on our radar in September 2018 when an executive purchased $3.7 million of the company’s stock. We like Molina from a balance sheet perspective as the company has current assets of $6.73 billion versus total liabilities of only $5.74 billion; additionally, the company’s operating income was over $1 billion in 2018 and the company has ample cash liquidity of $498 million in its untouched revolving credit facility. We felt that the Molina bond maturating in 2022 with a yield to maturity of 4.4% was undervalued by the market and was trading at a discount due to the unfavorable credit ratings of B3 by Moody’s and BB- by Standard & Poor’s. We began buying these bonds in February and by

April Moody’s upgraded their rating to B2 and changed their outlook to positive (from stable). Whenever we can identify companies with a compelling yield, solid balance sheet and insider buying, it sparks our interest.

We have identified what we believe to be undervalued bonds of companies with dramatic excess liquidity. A prime example of these bonds are those of Twitter Inc which finished Q4 2018 with cash and short term investments totaling $6.21 billion versus total liabilities of only $3.367 billion. The ideal bond position that we seek is companies that are both short duration and have a fortress balance sheet. What was particularly compelling about Twitter’s 2019 bond as an investment is that it had a yield to maturity of over 4.25% and matured within one year. This bond traded in the market as a junk bond as it had a BB- rating by Standard & Poors (“highly speculative”). The BB- rating that Standard & Poors gave this bond was issued on 11/13/2014 and has not been updated since then. We can understand why Standard & Poors would issue the BB- rating in 2014; Twitter was not profitable, had negative cash flow, and there were questions about the monetization of the Twitter platform. However, by the end of 2018 Twitter has become profitable, is generating plenty of free cash flow, and has a fortress balance sheet. We believe that Twitter is more deserving of an investment grade credit rating than companies such as General Electric or AT&T which have leveraged balance sheets.

The Fund’s total returns for the fiscal year through 06/30/19 and since inception through 06/30/19 as compared to the Bloomberg Barclays U.S. Aggregate Bond Index were as follows:

	Fiscal Year	Since Inception
	(06/30/19)	(07/29/14)(2)
Class A	4.06%	1.14%
Class C	3.51%	0.46%
Class I	4.49%	1.45%
Bloomberg Barclays U.S. Aggregate Bond Index (1)	7.87%	2.96%
Class A with Sales Charge	-0.91%	0.15%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at wwwCatalystMF.com.

Outlook and Summary

The market’s expectation for Federal Reserve rate cuts has fueled a broad US bond market rally thus far in 2019. With interest rates declining across developed countries around the world, the global hunt for yield has pushed investors into some of the riskiest asset classes in search of higher yields. For the risk-averse investor, money markets and cash alternatives are becoming increasingly popular and assets in money market funds have grown to over $3 trillion, which is the highest level since late 2009, despite paltry yields. We understand that there are vulnerabilities in the global economy, however, we do not think that the environment is bleak enough for us to go to cash earning 2%. Given the shape of the yield curve, we believe that the front end of the yield curve offers the best risk-reward investment profile as longer-term bonds currently do not yield enough to adequately compensate investors for taking duration risk. We continue to favor our highest conviction positions and believe that well capitalized companies whose executives are buying the company’s stock provide a compelling risk-reward investment opportunity. As of 6/30/2019, the Fund maintains an average weighted yield to maturity of 4.0% with a duration of 1.1.

The Fund holds a relatively concentrated portfolio of short-term bonds of companies experiencing significant insider buying activity. Our historical research demonstrates that companies where insiders are buying the company’s common stock experience substantially lower default rates and bankruptcy rates. We believe that this insider buying signal allows us to identify opportunities in short-term bonds that will allow the Fund to outperform the broad market bond indexes over time with limited credit risk and interest rate risk. Taking into consideration the circumstances of implementing the initial portfolio, we are pleased with the performance of the Fund and are confident in the long-term potential of the Fund and strategy. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted this outlook for the Catalyst Insider Income Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller and Charles Ashley

Co-Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Insider Income Fund may or may not purchase the types of securities represented by the Bloomberg Barclays U.S. Aggregate Bond Index.

(2)	Since inception returns assume inception date of 07/29/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7019-NLD-8/2/2019

Catalyst Insider Income Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019, compared to its benchmark:

		Annualized
	1 Year Return	Since Inception**
Class A	4.06%	1.14%
Class A with load	-0.91%	0.15%
Class C	3.51%	0.46%
Class I	4.49%	1.45%
Bloomberg Barclays U.S. Aggregate Bond Index(a)	7.87%	2.96%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated March 1, 2019, the Fund’s total annual operating expenses, including the cost of underlying funds, are 4.33% for Class A, 5.08% for Class C and 4.58% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Bloomberg Barclays U.S. Aggregate Bond Index, is made up of the Bloomberg Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Investors cannot invest directly in an index.

**	Inception date is July 29, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
REITS	14.0%
Electric	13.0%
Aerospace/Defense	9.4%
Internet	8.2%
Retail	8.2%
Investment Company	7.5%
Healthcare-Services	7.2%
Software	4.8%
Semiconductors	4.5%
Computers	3.7%
Other/Cash & Equivalents	19.5%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2019

Catalyst Enhanced Income Strategy Fund (EIXAX, EIXCX, EIXIX)

(Unaudited)

Dear Fellow Shareholders,

The Catalyst Enhanced Income Strategy Fund seeks to generate current income via investments in structured credit, with a bias towards investments in non-agency residential mortgage backed securities. The Fund also invests in agency mortgage derivatives (interest-only securities) in order to enhance income and also provide a positive carry embedded rate hedge within the portfolio. Additionally, the Fund seeks growth via its active trading strategy. Many securities in this market are often overlooked by the bulk of market participants, which creates opportunity for the Fund to capitalize on those inefficiencies.

We are excited about the developments in the interest rate market this year as the Fed has moved from a tightening cycle to one that is likely going to be accommodative. This change in the Fed’s rhetoric has several potential implications for the Fund. Traditional fixed income benefits from lower rates. Seasoned non-agency mortgages, however, are a more of a credit product, and do not necessarily see much refinancing activity on the back of lower rates. Any refinancing on legacy bonds which the Fund purchases at a discount would be beneficial.

On the flip side, agency mortgages exhibit negative convexity, meaning that when interest rates come down, refinancing picks up dramatically, hence shortening the life of the mortgage. We are excited that this new Fed stance and the resulting moves in the interest rate market may portend some interesting opportunities this coming year. We are actively watching the pre-payment speeds on agency mortgages and will look to add to the sector if we see the long end of the rate curve start to move higher.

Fund Investment Strategy

The Fund invests primarily in seasoned non-agency residential mortgage backed securities (RMBS) that were created pre-crisis. These loans benefit from seasoning. Many of the loans have de-levered through natural amortization as well as housing price appreciation. We look for asymmetric positively skewed risk-reward securities, which we feel are insulated from any current or imminent credit losses. These securities that the Fund invests in are at or near the top of the capital structure, which make them relatively short and insulated from losses by the deal structure’s credit enhancement (i.e. preference over bonds junior to the respective tranche we are buying). The order of priority of payments in a typical deal’s capital structure pays interest and principal to the most senior bonds first. This typically makes the senior most bonds the shortest in the capital structure. The typical weighted average life of these securities is generally in the 4 to 5-year range.

The sub-advisor uses its extensive quantitative skills as well as its network of relationships to source securities for the Fund. We favor those investments that offer better liquidity than others, while still offering relatively high yield for the respective risks posed. These high-yielding securities pay interest monthly and typically pay principal monthly, which is passed along to investors via its dividend. For each prospective investment, the sub-advisor examines deal structure, underlying loans characteristics, and historical performance of the loans in each respective issue. We then apply stress scenarios when analyzing each individual security to ensure these bonds can hold up to weaker housing, greater defaults, etc.

Our active trading approach, taking advantage of some of the opacity and inefficiencies in the RMBS market, has been beneficial to the Fund and should continue to enhance returns.

Fund Performance

The Catalyst Enhanced Income Strategy Fund (EIXIX), which launched December 31, 2018, returned 13.32% in 2019 YTD, beating its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, by 7.21%. The Fund’s returns for the period ended June 30, 2019 were as follows:

Share Class/Benchmark	QTD	2019 YTD / Since Inception (2)
Class A	1.53%	13.18%
Class A w/ Sales Charge	-3.25%	7.79%
Class C	1.36%	12.75%
Class I	1.67%	13.32%
Bloomberg Barclays U.S. Agg. Bond Index (1)	3.08%	6.11%

*	Inception: 12/31/2018

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Outperformance was driven by our investment selection as well as our active trading approach. The Fund had a very strong start in January, driven, in large part, by realized gains from our active trading. The Fund quickly took advantage of some mispricing, possibly on the back of December 2018’s general market weakness. We purchased some relatively cheap bonds after the launch of the Fund and quickly sold them for a profit. Those profits made a significant impact on the return of the Fund, due in part to its very small initial capital base.

The Fund’s returns in the first quarter of 2019 may not be achievable going forward as the Fund’s assets grow. The active trading strategy of the Fund had a significant impact on returns from launch date, especially when depicted as a percentage. The gains from individual trades had a magnified effect on NAV as a result of the small initial launch capital. As the assets grow, the denominator becomes larger and thus, individual trades do not necessarily have as much of an impact on returns. We continue to deploy our active trading approach, which seeks to take advantage of market inefficiencies and dislocations.

The bulk of the portfolio performed very well throughout the year as interest rates came down. Even though many of the bonds have floating rate coupons, we do own some with large fixed rate coupons. These seasoned bonds with large coupons are currently callable and do not trade at a significant premium to par. Therefore, their respective yields are some of the best we find in the market relative to their risk. These securities outperformed throughout the year. We did take advantage of these bonds rallying and turned the book over, selling some. The Fund also invests in senior passthrough securities that receive principal and interest every month. These bonds often trade at steep discount dollar prices because there is less collateral than bonds outstanding. This sector outperformed as well due in part to updated recovery assumptions on loans that had been formerly classified as in forbearance.

The Fund’s returns were muted in April and May, mostly as a result of interest rates coming down. The U.S. 10-year government bond yield dropped from 2.75% to 2.12% yield from March 1, 2019 to May 31, 2019. While the cash bond portion of the book (seasoned RMBS) performed well, the sleeve of Agency Interest Only securities under performed. On April 1, 2019, the Fund was comprised of approximately 15% of these types of securities. As interest rates came down, prepayment speed predictions increased, and these bonds fell in mark-to market value. Also, as prepayment speeds actually did pick up, the factor (or face outstanding) of these bonds eroded their market value as well. We decided to trim some of these holdings in May and June as we predict interest rates will continue to go lower. These lower rates in the near term will impact prepayment speeds on these holdings. By the end of June 2019, the Fund only held approximately 9.3% in Agency Interest Only securities.

The remaining Agency IO positions we hold are typically very seasoned (80-100 months seasoning), which should mitigate some of the risks associated with prepayment. We do like these bonds since they are positive carry and exhibit negative duration. They serve as an interest rate hedge. If rates do ultimately turn back around and begin to move higher, these bonds should outperform, which we believe could make this Fund one of very few fixed income funds that has the ability to produce positive returns in a rising interest rate environment. We will take cues from macro-economic data and the interest rate market to determine if and when we should increase exposure to the sector.

Summary

The legacy non-agency RMBS market offers some of the better risk adjusted returns within the broader fixed income markets. The Fund’s performance results from the sub-advisor’s unique approach of actively trading, seeking enhanced returns compared to a typical buy-and-hold strategy. The addition of Agency IO positions, which offer a positive carry rate hedge also uniquely position this Fund to outperform in a rising rate environment when typical fixed income funds underperform.

Sincerely,

Leland Abrams

Head Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	Bloomberg Barclays US Aggregate Bond Index: A market capitalization-weighted index that is designed to measure theperformance of the U.S. investment grade bond market with maturities of more than one year.

(2)	Since inception returns assume inception date of 12/31/2018. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

© 2019 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The Morningstar Rating does not include any adjustment for sales loads. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. 7030-NLD-8/6/2019

Catalyst Enhanced Income Strategy Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2019

The Fund’s performance figures* for the period ended June 30, 2019, compared to its benchmarks:

Annualized
Since Inception**
Class A	13.18%
Class A with load	7.79%
Class C	12.75%
Class I	13.32%
Bloomberg Barclays U.S. Aggregate Bond Index(a)	6.11%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated Decemeber 31, 2018, the Fund’s total annual operating expenses, including the cost of underlying funds, are 3.01% for Class A, 3.76% for Class C and 2.76% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Bloomberg Barclays U.S. Aggregate Bond Index, is made up of the Bloomberg Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Investors cannot invest directly in an index.

**	Inception date is December 31, 2018.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Industry	% of Net Assets
Collateralized Loan Obligations	85.9%
Interest Only Federal Home Loan Mortgage Association	4.8%
Interest Only Federal National Mortgage Association	2.8%
Interest Only Government National Mortgage Association	0.9%
Federal National Mortgage Association	0.8%
Other/Cash & Equivalents	4.8%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2019

Catalyst/MAP Global Balanced Fund (TRXAX, TRXCX, TRXIX)

(Unaudited)

Dear Fellow Shareholders:

The Catalyst/MAP Global Balanced Fund’s (the “Fund”) total returns for the periods since inception through 06/30/19 as compared to the MSCI All Country World Stock Index (1) were as follows (unaudited):

	Fiscal
Fund vs. Index Performance	Year	5 Years	Since Inception[2]
Class A without sales charge	4.28%	3.48%	5.69%
Class A with sales charge	-1.74%	2.25%	4.91%
Class C	3.45%	2.70%	4.90%
50% MSCI AWCI/50% BoFA ML A-AAA 1-3yr US Corp.	5.38%	3.97%	4.80%
MSCI All Country World Stock Index[1]	6.32%	6.74%	8.57%
Class I (Inception Date – 6/6/14)	4.55%	3.77%	3.82%
MSCI All Country World Stock Index[1]	6.32%	6.74%	6.79%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus, please call the Fund, toll-free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

U.S. stocks have been in a bull market since March 2009, and the U.S. economy has been in a period of economic expansion since the third quarter of 2009. When we wrote this letter a year ago, the bull market and economic expansion were both the second-longest in history. Well, advance one year, and that is no longer the case. US stocks are now in the longest bull market in American history. Since March 31, 2009, the S&P 500 has advanced by over 356% through June 30th. The one-year period ending June 30th was a tale of two cities for stocks, as volatility returned with a vengeance. The MSCI ACWI advanced 6.32%, whereby the S&P 500 advanced 10.42%. However, if you break the year into two parts, you get two totally different endings. For the six months ending December 31st, 2018, including dividends, the MSCI ACWI declined 8.81%, whereas the S&P 500 fell 6.85%. And for the six months ending June 30th, including dividends, the MSCI ACWI rose 16.60%, and the S&P 500 rose 18.54% (and posted the best first half in 22 years as well as the best June since 1955). While the non-dividend paying FAANG stocks continue to outpace the dividend-paying Aristocrats, their performance was nothing to snub a nose at (dividend-paying stocks in the S&P 500 returned an average of 17.2% in the first half, versus 21.8% for their non-paying counterpart), and highlights the need for safety and diversity in portfolio construction. Further, the US is now 121 months into the economic expansion that arose out of the financial crisis. It is now the longest run on record going back to 1854. As impressive as that sounds, however, GDP has averaged an unimpressive 2.34% during that time. As the Fed has moved from a watchful eye to one of eyeing a rate cut, the yield on the 10-year Treasury has continued to decline, from a high of 2.79% in 2019 to a low of 1.96%, before settling around the 2% area. We believe this has been fueled by growth concerns stemming from the global trade wars, helped along by Fed Chairman Powell. While we believe lower yields portend higher stock prices, we do think the heightened level of economic uncertainty, as well as the heightened levels of global debt, could keep the broader averages from advancing at similar rates experienced during the second first half of 2019.

As it pertains to the Balanced Fund, we have decreased our weighting toward bonds, while increasing our equity exposure, relative to a year ago. As such, we have maintained an overweight position with U.S. and European equities while remaining underweight Emerging Markets (EM). We did take advantage of the impact from the trade wars on emerging market shares, adding to existing positions as well as initiating new positions (see below). During the fiscal year, we sold shares of Kratos, Marston’s PLC, and Asaleo Care. We sold shares of Kratos and Marston’s as we felt the risk of owning the shares in a balanced portfolio did not match the potential reward. As it pertains to Asaleo Care, the company is no longer paying a dividend. As such, we decided to exit the position. During the year, as a holder of shares of Novartis, we received shares of Alcon (ALC) resulting from their planned spinoff. Because Alcon does not pay a dividend at this time, we exited the shares we received. Also, during the period, we added Thai Beverage, Grupo Herdez, and Mosaic. Thai Beverage is a leading manufacturer of both alcoholic beverages (beer & spirits) and non-alcoholic beverages (soft drinks, tea, and water) in Thailand. At purchase, the shares offered an attractive valuation relative to its peers, and we viewed it as well-positioned to benefit from an expanding middle class in Asia (with numerous brands at high/middle/low price points). Grupo Herdez is a large consumer brand manufacturer located in Mexico City, Mexico. The company has an extensive brand portfolio and the number #1 or #2 market share positions in almost 80% of its sales. Herdez has relationships with several leading International food firms, including McCormick, Nestle, and Barilla. At purchase, the name was selling at attractive valuation metrics, including P/S (0.9), P/FCF (10.4), and P/E (17). Thematically, the name fits in well with an expanding middle class in Mexico. Another beneficial long-term trend is the increasing Hispanic population in the United States. We believe the name could benefit from M&A in the food space as many larger firms are looking for smaller bolt-on acquisitions that have higher growth rates (developing markets might also prove a positive). Mosaic provides an indirect, long-term play on agriculture. Valuations remain attractive as the fertilizer space continues to be in recovery mode. Mosaic should benefit from a tightening supply and demand environment over the long-term. The company’s balance sheet is one of the best in the industry. Lastly, Mosaic is one of the few producers left in the U.S., and we believe that industry consolidation is set to continue. Due to its smaller market cap relative to its peers, Mosaic could become a prime acquisition target. We continue to keep our fixed income maturities relatively short; however, we have begun increasing our maturities, while improving yield. With that said, our average maturity remained slightly below one year. Additionally, we do not hold any maturities greater than three years. The majority of our fixed-income holdings continue to be high yield, and our average credit quality has declined relative to a year ago as we have taken on slightly higher credit risk to obtain a better yield. While growth concerns stemming from the global trade wars portend lower yields in the near- to intermediate-term, over the long-term, we believe the bull market for bonds has ended and, hence, it makes sense from a risk-reward perspective to maintain shorter durations in the portfolio to protect against future interest rate movements.

By focusing on stocks with attractive valuations, we believe the portfolio is well well-positioned for a modest growth environment that we project the economy will be confronted with during the foreseeable future. For the most part, the past decade has been favorable to investors, driven by a period of generally declining interest rates and virtually no inflationary fears. However, what has worked for the last decade probably will not work for the next. We believe selectivity is prudent in constructing the portfolio going forward, and that what you don’t own will prove more important than what you do own. Serving as sub-adviser to the Fund is a responsibility we do not take lightly – or for granted. We continue to work diligently every day, seeking out the best risk-adjusted opportunities for our clients.

Kindest Regards,

Michael S. Dzialo, Peter J. Swan and Karen M. Culver

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The MSCI All Country World Stock Index (” MSCI ACWI “) is a market capitalization-weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International and is comprised of stocks from both developed and emerging markets. The Catalyst/MAP Global Balanced Fund may or may not purchase the types of securities represented by the MSCI All

Country World Stock Index.

(2)	Since inception returns assume inception date of 7/29/11. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7024-NLD-8/2/2019

Catalyst/MAP Global Balanced Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019, compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	4.28%	3.48%	5.69%
Class A with load	-1.74%	2.25%	4.91%
Class C	3.45%	2.70%	4.90%
Class I	4.55%	3.77%	3.82%
MSCI All Country World Stock Index(a)	6.32%	6.74%	8.57%
50% MSCI AWCI/50% BofA ML A-AAA 1-3yr US Corp.(b)	5.38%	3.97%	4.80%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2018, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.89% for Class A, 2.64% for Class C, and 1.64% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The“MSCI All Country World Stock Index” is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. Investors cannot invest directly in an index.

(b)	The “50% MSCI AWCI/50% BofA ML A-AAA 1-3yr US Corp.” is made up of two indices; Merrill Lynch U.S. Corporate & Government 1-3 Yrs, and MSCI AC World Index. Investors cannot invest directly in an index.

**	Inception date is July 29, 2011, for Class A, Class C and the Benchmark, and June 6, 2014, for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Pharmaceuticals	11.9%
Telecommunications	11.1%
Food	8.7%
Oil & Gas	7.6%
Retail	6.0%
Chemicals	5.8%
Media	5.0%
Environmental Control	4.1%
Agriculture	3.6%
Auto Parts & Equipment	3.0%
Other/Cash & Equivalents	33.2%
100.0%

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2019

Catalyst/CIFC Floating Rate Income Fund (CFRAX, CFRCX, CFRIX)

(Unaudited)

Dear Fellow Shareholders:

CIFC Asset Management took over as the manager of the Catalyst/CIFC Floating Rate Income Fund (the “Fund”) on August 1, 2018. It was our first order of business to rigorously scrutinize the existing portfolio and align it with our investment philosophy of downside risk mitigation, income generation, capital preservation and fundamental relative value focus.

Taking steps to de-risk the portfolio and rotate into higher quality, less cyclical issuers more consistent with the current macro environment served us well heading into the fourth quarter of 2018 when extreme volatility hit global markets across multiple asset classes and persisted through year end. All in all, 2018 turned out to be a negative year for numerous markets as several financial assets underwent multi-standard deviation downward moves, events not experienced for many, many years.

Worries including growth, trade, a U.S. government shutdown, BREXIT and oil prices, among others, contributed greatly to financial market uncertainty. Synchronization waned, tailwinds moderated and the focus on tail risk became du jour and frenzied at times. Performance - that in recent years was driven by below trend growth, very supportive monetary policy and low volatility with correlated and improving prices - was upended by a reversal of these themes. Outflows mattered and cash was king. In loans, the abundance of nervousness, ranging from end of cycle fears, valuations, structural weakness, declining spreads, covenant lite issues, market growth and increasing leverage as well as cautionary headlines, did not subside. Mistrust was ubiquitous even as credit fundamentals generally remained intact. Prices moved in exaggerated extremes. Technicals sent mixed messages as institutional investors stood steadfast while retail investors fled after the Federal Reserve Bank adopted a suddenly dovish posture. Despite the elevated negativity of pundits and the media, loans delivered positive returns of 1.00% and were one of the best performing asset classes of the year. Conversely, investment grade bonds declined 2.15% while U.S. high yield fell 2.39%. In our judgment, the performance of credit markets did not indicate a material deterioration in fundamentals.

Performance

The Catalyst/CIFC Floating Rate Income Fund’s total returns for one-year and since inception periods through 06/30/19 as compared to the S&P LSTA Levg. Loan 100 TR Index1 were as follows (unaudited):

	Calendar
Fund vs. Index Performance	YTD	1 Year	5 Years	Since Inception)[1]
Class A without sales charge	6.13%	4.22%	2.82%	4.02%
Class A with sales charge	1.10%	-0.74%	1.82%	3.24%
Class C	5.75%	3.46%	2.05%	3.23%
Class I	6.26%	4.48%	3.10%	4.29%
S&P LSTA Levg. Loan 100 TR Index[2]	6.79%	4.22%	3.10%	3.54%

The Fund’s maximum sales charge for Class A shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus, please call the Fund, toll-free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMutualFunds.com.

Current Outlook

The first half of 2019 saw the strongest start to the year for global risk assets in over a decade. However, it was also punctuated by bouts of volatility, driven by, among other headlines, US – China trade war escalations, geopolitical flashpoints and a recalibration of monetary policy. Despite several positive updates to key domestic economic data such as consumer spending, nonfarm payrolls and 1Q19 GDP, recession talk remains omnipresent and the yield curve inverted at the front end. The market has priced a near certain rate cut in July (25bps or 50bps, remains to be seen as of the date of writing this letter) as Fed Chairman Jay Powell vowed to do what is “appropriate” in the face of trade tensions and other uncertainties. However, in our view, appropriate does not have to mean immediate, and we continue to believe that the Fed will want to see deteriorating economic data before embarking on an aggressive rate cut cycle.

US economic indicators have been moderating but are certainly not recessionary. The consumer remains in good shape. It is our view that we are in a world of below trend growth – but growth, nonetheless. Overall, GDP continues to expand (albeit at a slower rate), employment remains solid, inflation is contained and interest rates low. These conditions are historically not associated with recession. Also, we note credit spreads - if a recession were close, we would expect to see credit spreads materially wider than they are today.

We expect credit markets to be broadly resilient and continue their positive performance thanks to ongoing policy support, subdued inflations expectations, supportive corporate earnings and ongoing economic growth. Overall fundamentals for loan issuers remain intact as cash flows are healthy, leverage generally has been declining and default activity is low. Loan market technicals are also likely to remain supportive and driven mostly by supply constraints, balancing out any lingering retail outflows. At the same time, the unpredictability of trade negotiations and rising geopolitical tensions will continue to amplify economic uncertainty both domestically and abroad and therefore keep the global central banks front and center. What does this all mean for loans? With at least 19 central banks set to cut rates heading into second half of 2019, we believe loans will continue to provide one of the highest yields in fixed income. As a reminder, there is $13 trillion of zero or negative yielding debt in the world today. This should provide meaningful support to the loan asset class over the coming quarters.

As we look to the future, nobody knows where global growth will be in the long term though it is likely to be challenged. We don’t know what the Sino-US relationship will look like, but the macro and political backdrop is likely to remain complex. Headline risk will therefore stay elevated and heightened volatility will play out across various asset classes. What we do know is that risks are abound and markets remain worried, positioning will matter more than ever. In investing, you can do anything at any time but always must ask the question – do I want to be aggressive or do I want to be defensive? We continue to argue for a defensive, up in quality bias.

Sincerely,

CIFC Asset Management LLC

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	Since inception returns assume inception date of 12/31/2012. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

(2)	The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the largest loan facilities in the leveraged loan market. It mirrors the market-value weighted performance of the largest institutional leveraged loans based upon market weightings, spreads and interest payments.

7025-NLD-8/2/2019

Catalyst/CIFC Floating Rate Income Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019, compared to its benchmark:

			Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	4.22%	2.82%	4.02%
Class A with load	-0.74%	1.82%	3.24%
Class C	3.46%	2.05%	3.23%
Class I	4.48%	3.10%	4.29%
S&P/LSTA U.S. Leveraged Loan 100 Index(a)	4.22%	3.10%	3.54%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s prospectus dated November 1, 2018, supplimented March 29, 2019, the Fund’s total annual operating expenses, including the cost of underlying funds are 1.88% for Class A and 2.63% for Class C, and 1.60% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P/LSTA U.S. Leveraged Loan 100 Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market. The Index consists of 100 loan facilities drawn from a larger benchmark - the S&P/SLTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI). Investors cannot invest directly in an Index.

**	Inception date is December 31, 2012.

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings by Industry	% of Net Assets
Electronics/Electrical	10.2%
Business Equipment & Services	9.2%
Health Care	6.8%
Financial Intermediaries	5.7%
Drugs	5.3%
Collateralized Loan Obligations	4.3%
Food Service	3.9%
Industrial Equipment	3.9%
Oil & Gas	3.3%
Telecommunications	2.8%
Other/Cash & Equivalents	44.6%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2019

Catalyst/SMH High Income Fund (HIIFX, HIICX, HIIIX)

(Unaudited)

Dear Fellow Shareholders,

The Catalyst/SMH High Income Fund (the “Fund”) seeks to provide a high level of current income with capital appreciation as a secondary objective by investing in a portfolio of high yield corporate bonds, convertible securities and asset-backed securities. During FY 2019, the Fund underperformed its benchmark, ICE BofA Merrill Lynch High Yield Cash Pay Index due to single name security selection and lack of participation in certain sectors throughout FY 2019.

Investment Strategy

The Fund invests in a non-diversified group of lower-rated, high yield U.S. corporate bonds and convertible securities. The Fund may invest without limitation in non-investment grade corporate bonds rated Baa or lower by Moody’s or BBB or lower by S&P (also known as “junk” bonds). The Fund may also invest in corporate issues that have defaulted. Because of their lower credit quality, these securities typically pay higher interest rates to compensate investors for the substantial credit risk they assume. While there are no restrictions on maturity, the bonds in the Fund’s portfolio will generally have an average maturity of less than ten years. The Fund seeks capital appreciation from selling securities above the purchase price. Bonds may appreciate through an improvement in credit quality among other reasons.

To select the securities in which to invest, the Advisor conducts fundamental credit research on each issuer. Securities may be sold when the Advisor believes that they no longer represent relatively attractive investment opportunities.

The Fund invests primarily in, and will choose its investments from, the following types of securities:

●	Corporate debt. Debt obligations (usually called bonds) are loans by an investor to a corporation. They usually have a set interest rate and term.

●	Preferred stocks. Preferred stock is corporate stock that pays set dividends to its holders.

●	Convertible securities. Bonds or preferred stocks which are convertible into, or exchangeable for, common stocks.

Fund Performance

The Fund underperformed its benchmark during FY 2019. Our underperformance can be attributed to individual security selections, our participation in certain negatively performing sectors and our lack of participation in the top performing sectors as defined by the Bloomberg Barclays U.S. High Yield Index1. The bottom three performing sectors, the first two of which we participated in, were Oil Field Services -8.59%, Retail REITS -5.12% and Independent Energy -4.94%. The top three performing sectors, none of which we participated in, were Supermarkets 17.43%, Banking 12.47%, and Healthcare REITS 12.18%. As a concentrated high conviction manager, performance can be greatly impacted both positively and negatively by participation or lack of participation in market sectors and individual securities.

The Fund’s total returns for the year ended 06/30/19 as compared to the ICE BofA Merrill Lynch High Yield Cash Pay Index (J0A0)2 were as follows (unaudited):

	Fiscal Year	5 Years	10 Years	Since Inception[3]
Class A without sales charge	2.09%	-1.15%	4.15%	2.63%
Class A with sales charge	-2.86%	-2.10%	3.53%	2.08%
Class C	1.33%	-1.89%	3.37%	1.87%
ICE BofA Merrill Lynch US Cash Pay High Yield Index	7.57%	4.69%	9.15%	7.53%
Class I (Inception Date – 07/01/13)	2.35%	-0.93%	n/a	-0.38%
ICE BofA Merrill Lynch US Cash Pay High Yield Index	7.57%	4.69%	n/a	5.81%

Class A & C Inception: 05/21/2008, Class I Inception: 07/1/2013

The Fund’s maximum sales charge for Class A shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Outlook and Summary

Our advocacy remains for focused active management within the high yield asset class. The BofA Merrill Lynch High Yield Cash Pay Index currently tracks more than 1,700 individual securities making it almost impossible for any investor to replicate. As a high conviction portfolio manager, with a typical portfolio construction of 20 to 40 positions, the portfolio is expected to exhibit higher amounts of volatility both on the upside and downside relative to the index. The portfolio tends to be less sensitive to market movements and more driven by the fundamentals and events of the individual credits within the portfolio.

SMH Capital Advisors, LLC (“SMHCA”), the Fund’s sub-advisor, consistently emphasizes the following strategies in an attempt to add returns above the interest income:

Rolling Down the Curve

As the holdings get shorter in maturity, the ’spread’ also narrows and the yield to maturity lessens, thus the holding experiences a price increase. SMHCA captures this price increase by selling selected shorter positions and then moving ‘out’ the curve to capture a higher yield to maturity. SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

Event Driven

These opportunities had, or are expected to have, a certain catalyst occur that creates an attractive buying opportunity. The arrangement of an event driven opportunity can exist in many forms such as a credit being downgraded from investment grade (fallen angels) or industry consolidations.

Capital Structure

These opportunities are generally created when a company has a multi-faceted capital structure. In most circumstances, the most senior portion of the capital structure becomes undervalued due to leverage, credit rating or complexity of the company’s remaining debt structure.

As of June 30th, 2019, the Fund’s top holdings were as follows (unaudited):

Top 10 Holdings
Sprint Capital Corp 8 ¾ 03/15/32	6.09%
Pitney Bowes Inc 4 ⅝ 03/15/24	5.64%
L Brands Inc 6 ¾ 07/01/36	5.33%
Hecla Mining Co 6 ⅞ 05/01/21	5.26%
Colony Capital Inc 5 04/15/23	5.00%
Geo Group Inc 5 ⅞ 01/15/22	5.00%
Calumet Specialty Prod 6 ½ 04/15/21	4.53%
Tri Pointe Group/Homes 5 ⅞ 06/15/24	4.34%
Site Centers Corp 4 ¼ 02/01/26	4.20%
Dana Inc 5 ½ 12/15/24	3.95%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2019. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2019, the portfolio was allocated in the following fashion (unaudited).

Sector Allocation
REITS	14.20%
Auto Parts & Equipment	11.11%
Retail	8.60%
Home Builders	8.29%
Oil & Gas	8.26%
Investment Companies	6.17%
Telecommunications	6.08%
Office/Business Equipment	5.64%
Oil & Gass Services	5.34%
Other	26.31%
Total	100.00%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2019.

SMHCA remains committed to attempting to source the best risk to return opportunities in the high yield market based on our methodologies and disciplines. As a high conviction manager, we do not have the ability to gauge or control market price volatility. However, we will continue to position the Fund holdings to capture interest income and capital gains as we keep long-term above market total returns in perspective for our clients.

Sincerely,

Daniel Rudnitsky

Senior Portfolio Manager, SMH Capital Advisors, LLC, sub-advisor to the Fund

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the

Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	Catalyst/SMH uses the Bloomberg Barclays U.S. High Yield Index as a data proxy when its primary benchmark data is not readily available. The Bloomberg Barclays U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (sovereign rating of Baa1/BBB+/BBB+ and below using the middle of Moody’s, S&P, and Fitch) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144-As and pay-in-kind bonds (PIKs, as of October 1, 2009) are also included. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The Yankee sector has been discontinued as of 7/1/00. The bonds in the former Yankee sector have not been removed from the index, but have been reclassified into other sectors. Exclusions: Structured notes with embedded swaps or other special features, Private placements, floating rate securities, and Eurobonds. Defaulted bonds were formerly included in the index. They have been removed from the index as of 7/1/00. Index Rules: Must have at least one year to final maturity regardless of call features. Must have at least $150 million par amount outstanding. Must be rated high-yield (Ba1/BB+ or lower) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be high-yield. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. Must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule. Must be dollar-denominated and non-convertible. Must be publicly issued.

[2]	The ICE BofA Merrill Lynch High Yield Cash Pay Index tracks the performance of US dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one-year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. “Global” securities (debt issued simultaneously in the Eurobond and US domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax-exempt US municipal, DRD-eligible and defaulted securities are excluded from the Index. The Catalyst/SMH High Income Fund may or may not purchase the types of securities represented by the ICE BofA Merrill Lynch US Cash Pay High Yield Index.

[3]	Since inception returns assume inception date of Class A & C Inception: 05/21/2008, Class I Inception: 07/1/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

S&P Ratings Definitions: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

7018-NLD-8/2/2019

Catalyst/SMH High Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019, compared to its benchmark:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception **
Class A	2.09%	-1.15%	4.15%	2.63%
Class A with load	-2.86%	-2.10%	3.53%	2.08%
Class C	1.33%	-1.89%	3.37%	1.87%
Class I	2.35%	-0.93%	N/A	-0.38%
BofA Merrill Lynch U.S. Cash Pay High Yield Index(a)	7.57%	4.69%	9.15%	7.53%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2018, the Fund’s total annual operating expenses are 1.79% for Class A, 2.54% for Class C and 1.54% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Investors cannot invest directly in an Index.

**	Inception date is May 21, 2008 for Class A, Class C and the Benchmark, and July 1, 2013 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Real Estate Investment Trusts	13.9%
Auto Parts & Equipment	10.9%
Retail	8.5%
Home Builders	8.1%
Oil & Gas	8.1%
Investment Companies	6.0%
Telecommunications	6.0%
Office/Business Equipment	5.5%
Oil & Gas Services	5.3%
Mining	5.2%
Other/Cash & Equivalents	22.5%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2019

Catalyst/SMH Total Return Income Fund (TRIFX, TRICX, TRIIX)

(Unaudited)

Dear Fellow Shareholders,

Catalyst/SMH Total Return Income Fund (the “Fund”) seeks to provide total return, which consists of current income and capital appreciation. During FY 2019, the Fund underperformed its benchmark, 50/50 blend of the S&P 5001 Total Return Index and the ICE BofA Merrill Lynch U.S Cash Pay High Yield Index2 as a result of individual security selections, our participation in certain negatively performing High Yield Index sectors and our lack of participation in the top performing High Yield Index sectors. Both the S&P and the ICE BofA Merrill Lynch U.S Cash Pay High Yield Index had very strong returns in FY 2019 returning 10.42% and 7.57% respectively.

Investment Strategy

The Fund invests in a broad range of income-producing securities. Dividends and interest have historically boosted returns and cushioned the downside for investors.

●	The investment process is a bottom-up value type investment style. The composition of the Fund’s investments may vary substantially depending on various factors, including market conditions.

●	The Fund primarily invests in high yield bonds, convertible bonds, high dividend paying equities, REITs and Business Development Companies (BDCs).

●	The Fund may also invest in preferred stock, master limited partnerships, banknotes, hybrid securities and write covered calls on equities. The companies of the underlying securities may be in a wide array of sectors, economies, and geographic locations.

Fund Performance

The Fund’s total returns for the year ended 06/30/19 as compared to 50/50 blend of the S&P 500 Total Return Index and the BofA Merrill Lynch U.S Cash Pay High Yield Index were as follows (unaudited):

	Fiscal Year	5 Years	10 Years	Since Inception[3]
Class A without sales charge	4.33%	-0.44%	5.21%	1.73%
Class A with sales charge	-1.72%	-1.63%	4.59%	1.19%
Class C	3.79%	-1.18%	4.43%	0.97%
50% S&P 500 and 50% High[3] Yield Combined Index	9.22%	7.77%	12.01%	8.56%
Class I (Inception Date – 7/1/13)	4.84%	-0.14%	n/a	1.06%
50% S&P 500 and 50% High[3] Yield Combined Index	9.22%	7.77%	n/a	9.36%

Class A & C Inception: 05/21/2008, Class I Inception: 07/1/2013

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMFcom.

High Yield Allocation

The weaker than benchmark high yield performance can be attributed to individual security selections, our participation in certain negatively performing sectors and our lack of participation in the top performing sectors as defined by the Bloomberg Barclays U.S. High Yield Index4. The bottom three performing sectors, the first two of which we participated in, were Oil Field Services -8.59%, Retail REITS -5.12% and Independent Energy -4.94%. The top three performing sectors, none of which we participated in, were Supermarkets 17.43%, Banking 12.47%, and Healthcare REITS 12.18%. As a concentrated high conviction manager, performance can be greatly impacted both positively and negatively by participation or lack of participation in market sectors and individual securities.

Equity Allocation

As of June 30, 2019, we had an equity allocation of 34.4% with the majority of that allocation in non-traditional financials. The largest drag on performance within the Fund’s equity allocation can be primarily attributed to our larger than historical average cash balance. During the year we made composition changes within the portfolio as we reduced our dependency on BDCs and added other attractive dividend payers to the portfolio.

During FY 2019 the Dow Jones Equity REIT Total Return Index5 had a return of 13.08%, the S&P Listed Private Equity Index6 returned 12.17% while the Wells Fargo Business Development Company Index7 had a return of 8.44% for the same time period.

Outlook and Summary

Fixed Income

Our advocacy remains for focused active management within the high yield asset class. The BofA Merrill Lynch U.S. Cash Pay High Yield Index currently tracks more than 1,700 individual securities making it almost impossible for any investor to replicate. As a high conviction portfolio manager, with a typical portfolio construction of 20 to 40 positions, the portfolio is expected to exhibit higher amounts of volatility both on the upside and downside relative to the index. The portfolio tends to be less sensitive to market movements and more driven by the fundamentals and events of the individual credits within the portfolio.

SMH Capital Advisors, LLC (“SMHCA”), the Fund’s sub-advisor, consistently emphasizes the following strategies in an attempt to add returns above the interest income:

Rolling Down the Curve

As the holdings get shorter in maturity, the ’spread’ also narrows and the yield to maturity lessens, thus the holding experiences a price increase. SMHCA captures this price increase by selling selected shorter positions and then moving ‘out’ the curve to capture a higher yield to maturity. SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

Event Driven

These opportunities had, or are expected to have, a certain catalyst occur that creates an attractive buying opportunity. The arrangement of an event driven opportunity can exist in many forms such as a credit being downgraded from investment grade (fallen angels) or industry consolidations.

Capital Structure

These opportunities are generally created when a company has a multi-faceted capital structure. In most circumstances, the most senior portion of the capital structure becomes undervalued due to leverage, credit rating or complexity of the company’s remaining debt structure.

Equities

We continue to find value in non-traditional financial companies such as business development companies (BDC’s), alternative asset managers and in select cases, low leveraged real estate investment trusts (REITs). It is our opinion that these positions continue to have favorable fundamentals with attractive price to earnings ratios and strong dividends. As of 06/30/2019, the Fund had approximately an 18.7% allocation within these financially oriented equities. During FY 2019, we reduced our historic dependence on these sectors as we continue to diversify into other non-financially oriented dividend paying equities that we feel represent attractive opportunities.

Growth and Income Common Stocks

In this portion of the portfolio the Portfolio Management Team focused on stocks that were trading at a discounted price to earnings relative to the broad market, had average yields in the 3% to 7% range; and that the Portfolio Management Team believes had the best relative long-term return potential based on its research.

Covered Call Writing

This strategy is used on companies with high revenue/earnings growth, reasonable stock prices and call premiums yielding 3% to 6% on average. SMHCA writes calls 10% to 15% out of the money and 5 to 7 months from expiration. SMHCA engages in this strategy to provide income and mitigate downside price movement on non-dividend paying positions. The Fund did not have any allocation to covered call opportunities as of June 30, 2019.

As of June 30, 2019, the Fund’s top five equity and top 5 bond holdings were as follows (unaudited):

Top 5 Equity Holdings		Top 5 Bond Holdings
OAKTREE SPECIALTY LENDING CO	6.35%	S 8 ¾ 03/15/32	5.99%
PROSPECT CAPITAL CORP	4.82%	AMD 7 ½ 08/15/22	4.82%
OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC	4.65%	RIG 6.8 03/15/38	4.19%
PENNANT PARK INVESTMENT CORP	4.29%	LB 6 ¾ 07/01/36	3.97%
ISHARES MORTGAGE REAL ESTATE	4.15%	SITC 4 ¼ 02/01/26	3.41%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2019. Holdings are subject to change and should not be considered investment advice.

As of June 30, 2019, the Fund’s sector allocation was as follows (unaudited):

Sector Allocation
Investment Companies	24.30%
Diversified Financial Services	8.43%
Retail	7.17%
Telecommunications	6.68%
Oil & Gas	6.24%
Private Equity	5.88%
Auto Parts & Equipment	5.33%
Semiconductors	4.82%
REITS	4.42%
Other	26.73%
Total	100%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2019.

Sincerely,

Daniel Rudnitsky

Senior Portfolio Manager, SMH Capital Advisors, LLC, sub-advisor to the Fund

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities and serves as the foundation for a wide range of investment products. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

[2]	The BofA Merrill Lynch U.S. Cash Pay High Yield Index is a total return index that reflects both changes in the prices of stocks in the S&P 500 Index as well as the reinvestment of the dividend income from its underlying stocks. The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one-year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. “Global” securities (debt issued simultaneously in the Eurobond and US domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax-exempt US municipal, DRD-eligible and defaulted securities are excluded from the Index.

[3]	Since inception returns assume inception date of Class A & C Inception: 05/21/2008, Class I Inception: 07/1/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

[4]	Catalyst/SMH uses the Bloomberg Barclays U.S. High Yield Index as a data proxy when its primary benchmark data is not readily available. The Bloomberg Barclays U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (sovereign rating of Baa1/BBB+/BBB+ and below using the middle of Moody’s, S&P, and Fitch) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144-As and pay-in-kind bonds (PIKs, as of October 1, 2009) are also included. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The Yankee sector has been discontinued as of 7/1/00. The bonds in the former Yankee sector have not been removed from the index, but have been reclassified into other sectors. Exclusions: Structured notes with embedded swaps or other special features, Private placements, floating rate securities, and Eurobonds. Defaulted bonds were formerly included in the index. They have been removed from the index as of 7/1/00. Index Rules: Must have at least one year to final maturity regardless of call features. Must have at least $150 million par amount outstanding. Must be rated high-yield (Ba1/BB+ or lower) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be high-yield. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. Must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule. Must be dollar-denominated and non-convertible. Must be publicly issued.

[5]	The Dow Jones Equity REIT Total Return Index is comprised of REITs that directly own all or part of the properties in their portfolios. Dividend payouts have been added to the price changes. The index is quoted in USD.

[6]	The S&P Listed Private Equity Index comprises the leading listed private equity companies that meet specific size, liquidity, exposure, and activity requirements. The index is designed to provide tradable exposure to the leading publicly-listed companies that are active in the private equity space.

[7]	The Wells Fargo Business Development Company Index is intended to measure the performance of all Business Development Companies (“BDC”) listed on the New York Stock Exchange (“NYSE”) or NASDAQ that satisfies market capitalization and other eligibility requirements. This index is a total return index. The index was created to yield a benchmark value of 1,000.00 on September 30, 2004.

S&P Ratings Definitions: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

7027-NLD-8/2/2019

Catalyst/SMH Total Return Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019, compared to its benchmarks:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**
Class A	4.33%	-0.44%	5.21%	1.73%
Class A with load	-1.72%	-1.63%	4.59%	1.19%
Class C	3.79%	-1.18%	4.43%	0.97%
Class I	4.84%	-0.14%	N/A	1.06%
S&P 500 Total Return Index(a)	10.42%	10.71%	14.70%	9.29%
BofA Merrill Lynch U.S. Cash Pay High Yield Index(b)	7.57%	4.69%	9.15%	7.53%
Blended Index (c)	9.22%	7.77%	12.01%	8.56%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2018, the Fund’s total annual operating expenses, including the cost of underlying funds, are 3.69% for Class A, 4.44% for Class C and 3.44% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The “S&P 500 Total Return Index,” a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(b)	The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Investors cannot invest directly in an Index.

(c)	Blended Index reflects an unmanaged portfolio of 50% of the S&P 500 Total Return Index and 50% of the BofA Merrill Lynch U.S. Cash Pay High Yield Index.

**	Inception date is May 21, 2008 for Class A, Class C and the Benchmarks, and July 1, 2013 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Investment Companies	22.9%
Diversified Financial Services	8.0%
Retail	6.7%
Telecommunications	6.3%
Oil & Gas	5.8%
Private Equity	5.6%
Auto Parts & Equipment	5.0%
Semiconductors	4.5%
Real Estate Investment Trusts	4.2%
Computers	4.0%
Other/Cash & Equivalents	27.0%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2019

Catalyst/Stone Beach Income Opportunity Fund (IOXAX, IOXCX, IOXIX)

(unaudited)

Dear Fellow Shareholders,

Since joining the Catalyst family of Funds on November 20, 2014, we are pleased to report the following positive fund returns to Shareholders (unaudited);

			Since Inception
	2019 YTD	2019 Fiscal Year	(11/20/14)(3)
Class A	3.59%	4.89%	2.52%
Class A with Sales Charge	-1.34%	-0.11%	1.44%
Class C	3.23%	4.25%	1.72%
Class I	3.83%	5.28%	2.74%
Bloomberg Barclays MBS Index (1)	4.17%	6.22%	2.47%
BofAML High Yield Cash Pay Index (2)	10.12%	7.57%	5.53%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Investment Strategy

The Catalyst/Stone Beach Income Opportunity Fund (the “Fund”) is a fixed-income fund which seeks to deliver monthly dividend income while generating positive returns through varied interest rate environments. The Fund invests in U.S. agency (FNMA, FHLMC, and GNMA) pass-through and structured mortgage-backed securities. The Fund may also invest in non-agency residential MBS, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), and other related securities. The Fund employs a relative value approach to security selection while actively managing interest rate, volatility, and convexity risks to maintain the portfolio within its duration guidelines, and in accordance with the macroeconomic viewpoint of the management team.

Fiscal Year 2019

This past fiscal year has been dominated by a trade war between the U.S. and China and a weakening global economic outlook. The first half of the fiscal year had rates hit their high point early November, only to rally back as stocks gave up their earnings for the year on escalating trade conflicts. Even with the market in a risk-off move in the 4th quarter of the year, the Fed followed through with a 25bps increase in December as U.S. economic data had yet to warrant concern at the Fed for a slowing U.S. economy. The curve continued to flatten by 13bps in the first half of the year. The active management approach we use to manage the fund generated positive returns in both the 3rd and 4th quarter of 2018, even with the directionality of rates reversing course.

The second half of the fiscal year showed a continuation of rates lower. The 10yr treasury dropped 68bps to a 2.00% level. The short end of the curve dropped 74bps as the market priced in as many as 3 cuts in 2019 steepening the curve by 9bps in the 2nd half of the fiscal year. Weak economic data globally combined with continued trade tensions between China and the U.S. continues to fuel the risk off trade in our markets.

Mortgages have had a couple of strong months although rates at these levels fuel some concern for increasing prepayment challenges in the Mortgage sector. Mortgages have benefitted as investors globally search for yield in this environment. While we expect prepayments to increase, we continually strive to minimize our prepayment risk by predominantly purchasing securities with inherent call or prepayment protection. These positions include very seasoned securities which exhibit prepayment “burnout” as the remaining borrowers had numerous prior opportunities to refinance. Many of these securities also have very low remaining loan balances, which reduces the economic benefits from refinancing.

We have worked throughout the year to maximize our return for our investors while increasing the dividend we pay out each month. The Fund has seen the dividend payout double this past year as we focus on product that gives us flexibility in managing the portfolio, while adding distributable income to the Fund. We continually seek to expand our portfolio to new products which can benefit in the environment we face. We actively manage the duration of our portfolio which usually benefits investors as rates move higher but could adversely affect returns in volatile environments. Ultimately, we strive to deliver a favorable return while maintaining an above market dividend to our investors.

Summary

We see the economy as strong to its peers, but susceptible to disruption should the trade war continue to reduce expectations for global growth. As such, we’ve added duration to take advantage of lower rates while adjusting our portfolio mix to benefit in the current environment. We currently lean toward lower rates with the rest of the market but recognize should the economy continue to show signs of strength; rates could reverse course. We remain agile in the management of our duration. We believe that our emphasis on call-protected securities is appropriate for this environment and we will continue to seek out securities that we view as having the best return potential in this market.

Sincerely,

David Lysenko, Edward Smith and Alan Swide

Stone Beach Investment Management; Sub-advisor to the Fund

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	Bloomberg Barclays Mortgage-Backed Securities Index tracks agency mortgage packed pass-through securities (both fixed-rate and hybrid ARM) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage.

(2)	BofAML High Yield US Corporates, Cash Pay Index is an unmanaged index used as a general measure of market performance consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.

(3)	Since inception returns assume inception date of 11/20/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

3608-NLD-8/9/2019

Catalyst/Stone Beach Income Opportunity Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2019

The Fund’s performance figures* for each of the periods ended June 30, 2019, compared to its benchmarks:

		Annualized
	1 Year Return	Since Inception**
Class A	4.89%	2.52%
Class A with load	-0.11%	1.44%
Class C	4.25%	1.72%
Class I	5.28%	2.74%
BofA Merryll Lynch U.S. Cash Pay High Yield Index (a)	7.57%	5.53%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares may be subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s prospectus dated November 1, 2018, the Fund’s total annual operating expenses are 2.87% for Class A, 3.62% for Class C and 2.62% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market. Investors cannot invest directly in an Index.

**	Inception date is November 20, 2014.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment Type	% of Net Investments
Private Collateralized Mortgage Obligation	30.0%
Federal National Mortgage Association	27.7%
Interest Only Federal National Mortgage Association	22.9%
Interest Only Federal Home Loan Mortgage Association	11.0%
Federal Home Loan Mortgage Association	3.5%
Mortgage Notes	2.4%
Interest Only Government National Mortgage Association	1.7%
Government National Mortgage Association	0.8%
100.0%

Please refer to the Porfolio of Investments for a more detailed breakdown of the Fund’s assets.

CATALYST FUNDS
CATALYST INSIDER INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2019

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 85.9%
	AEROSPACE/DEFENSE - 9.4%
$740,000	Arconic, Inc.	5.400	4/15/2021	$767,351
608,000	Arconic, Inc.	6.150	8/15/2020	629,437
1,704,000	TransDigm, Inc.	6.000	7/15/2022	1,725,300
				3,122,088
	COMPUTERS - 3.7%
40,000	Leidos Holdings, Inc	4.450	12/1/2020	40,818
615,000	NCR Corp.	4.625	2/15/2021	618,075
150,000	NCR Corp.	5.000	7/15/2022	152,019
422,000	NCR Corp.	5.875	12/15/2021	429,064
				1,239,976
	DIVERSIFIED FINANCIAL SERVICES - 1.2%
390,000	Oppenheimer Holdings, Inc.	6.750	7/1/2022	401,700

	ELECTRIC - 13.0%
1,144,000	DPL, Inc.	7.250	10/15/2021	1,234,090
1,090,000	Edison International	2.125	4/15/2020	1,085,359
2,000,000	Xcel Energy, Inc.	4.700	5/15/2020	2,015,962
				4,335,411
	ELECTRICAL COMPONETS & EQUIPMENT - 2.9%
960,000	WESCO Distribution, Inc.	5.375	12/15/2021	970,800

	FOOD SERVICE - 0.1%
23,000	Aramark Services, Inc.	5.125	1/15/2024	23,690

	HEALTHCARE - SERVICES - 7.2%
111,000	HCA Healthcare, Inc.	4.250	10/15/2019	111,454
190,000	HCA Healthcare, Inc.	6.500	2/15/2020	194,385
168,000	HCA Healthcare, Inc.	6.250	2/15/2021	176,400
296,000	HCA Healthcare, Inc.	5.875	3/15/2022	323,597
400,000	HCA Healthcare, Inc.	7.500	2/15/2022	442,000
1,100,000	Molina Healthercare, Inc.	5.375	11/15/2022	1,148,125
				2,395,961
	INTERNET - 2.6%
814,000	Netflix, Inc.	5.500	2/15/2022	858,770

	INVESTMENT COMPANY - 7.5%
2,453,000	Icahn Enterprises LP	5.875	2/1/2022	2,486,729

	LEISURE TIME - 2.4%
797,000	Brunswick Corp.	4.625	5/15/2021	798,470

	PACKAGING & CONTAINERS - 2.3%
768,000	Silgan Holdings, Inc.	5.500	2/1/2022	771,840

	PHARMACEUTICALS - 2.7%
900,000	Mylan NV	3.150	6/15/2021	900,487

	REITS - 13.4%
2,426,000	Equinix, Inc.	5.375	1/1/2022	2,495,748
1,673,000	Sabra Health Care LP/Sabra Capital Corp.	5.500	2/1/2021	1,696,004
250,000	SITE Centers Corp.	4.625	7/15/2022	260,530
				4,452,282
	RETAIL - 8.2%
145,000	Family Dollar Stores, Inc.	5.000	2/1/2021	150,437
2,525,000	Lowe’s Cos., Inc.	4.625	4/15/2020	2,542,717
48,000	Yum! Brands, Inc.	5.300	9/15/2019	48,360
				2,741,514
	SEMICONDUCTORS - 4.5%
210,000	Broadcom Corp.	2.375	1/15/2020	209,663
499,000	Broadcom Corp.	2.650	1/15/2023	492,290
75,000	Broadcom Corp.	2.500	8/15/2022	74,254
700,000	Marvell Technology Group Ltd.	4.200	6/22/2023	729,448
				1,505,655

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 85.9% (Continued)
	SOFTWARE - 4.8%
$585,000	CA, Inc.	3.600	8/15/2022	$594,355
636,000	CA, Inc.	4.500	8/15/2023	658,168
360,000	Vmware, Inc.	2.950	8/21/2022	363,032
				1,615,555

	TOTAL CORPORATE BONDS (Cost - $28,374,573)			28,620,928

	CONVERTIBLE BONDS - 12.4%
	COMMERCIAL SERVICES - 2.1%
685,000	Huron Consulting Group, Inc.	1.250	10/1/2019	681,818

	ENERGY-ALTERNATE SOURCES - 2.6%
1,000,000	Green Plains, Inc.	4.125	9/1/2022	864,714

	INTERNET - 5.6%
1,722,000	Twitter, Inc.	0.250	9/15/2019	1,716,205
160,000	Twitter, Inc.	1.000	9/15/2021	153,535
				1,869,740
	REAL ESTATE - 1.5%
501,000	Forestar Group, Inc.	3.750	3/1/2020	501,694

	REIT - 0.6%
200,000	Spirit Realty Capital, Inc.	3.750	5/15/2021	203,924

	TOTAL CONVERTIBLE BONDS (Cost - $4,133,161)			4,121,890

	TOTAL INVESTMENTS - 98.3% (Cost - $32,507,734)			$32,742,818
	OTHER ASSETS LESS LIABILITIES - 1.7%			578,780
	NET ASSETS - 100.0%			$33,321,598

LLC - Limited Liability Company

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST ENHANCED INCOME STRATEGY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2019

Principal		Variable Rate	Coupon Rate (%)		Maturity	Value
	COLLATERALIZED MORTGAGE OBLIGATIONS - 85.9%
$68,120	ABFC 2003-AHL1 Trust	1 Month LIBOR + 1.2750%	3.679	*	3/25/2033	$68,143
184,387	Accredited Mortgage Loan Trust 2003-2	1 Month LIBOR + 0.7400%	3.144	*	10/25/2033	179,641
122,674	Accredited Mortgage Loan Trust 2003-3	1 Month LIBOR + 0.7600%	3.164	*	1/25/2034	120,769
320,496	AFC Home Equity Loan Trust 1998-1	1 Month LIBOR + 0.6600%	3.064	*	4/25/2028	317,163
100,681	Alternative Loan Trust 2004-24CB		6.000		11/25/2034	104,618
468,681	Alternative Loan Trust 2005-7CB		5.500		2/25/2020	475,271
73,969	Ameriquest Mort Sec Inc Asset Bckd Ps Thr Cert Ser 2002-AR1	1 Month LIBOR + 1.9500%	4.380	*	9/25/2032	75,541
1,598,075	Amresco Residential Securities Corp Mort Loan Trust 1999-1	1 Month LIBOR + 1.2500%	3.680	*	11/25/2029	1,600,408
82,886	Argent Securities Inc Asset Back Pass Thr Certs Ser 2004-W6	1 Month LIBOR + 0.9000%	3.300	*	5/25/2034	83,541
70,224	Argent Securities Inc Asset-Backed Pass-Through Certificates Series 2003-W7	1 Month LIBOR + 2.7000%	5.104	*	9/25/2033	70,609
426,906	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE6	1 Month LIBOR + 2.8050%	5.235	*	9/25/2034	407,743
13,836	Banc of America Funding 2004-C Trust		4.448	#	12/20/2034	13,542
857,513	Banc of America Funding 2005-G Trust		4.232	#	10/20/2035	869,454
230,796	Banc of America Funding 2006-A Trust		4.753	#	2/20/2036	230,964
356,564	Banc of America Funding 2007-A Trust	1 Month LIBOR + 0.2100%	2.593	*	2/20/2047	338,583
305,000	Bayview Opportunity Master Fund IVb Trust 2017-SPL2 - 144A		4.250	#	6/28/2054	318,283
86,444	Bear Stearns ARM Trust 2006-2		4.333	#	7/25/2036	83,758
180,124	Bear Stearns Asset Backed Securities Trust 2006-SD3		4.386	#	7/25/2036	181,384
43,380	CDC Mortgage Capital Trust 2002-HE1	1 Month LIBOR + 0.6200%	3.050	*	1/25/2033	43,257
22,411	CDC Mortgage Capital Trust 2003-HE4	1 Month LIBOR + 0.6200%	3.050	*	3/25/2034	21,714
34,513	Chase Funding Trust Series 2002-3		5.907	+	6/25/2032	34,479
148,909	Chase Funding Trust Series 2003-6	1 Month LIBOR + 0.7500%	3.154	*	11/27/2034	148,552
136,396	Chase Mortgage Finance Trust Series 2006-S4		6.000		12/25/2036	105,780
12,720	Chase Mortgage Finance Trust Series 2007-A1		4.791	#	2/25/2037	12,999
186,899	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-1 -144A	1 Month LIBOR + 0.3300%	3.212	*	1/25/2035	185,158
317,902	CHL Mortgage Pass-Through Trust 2004-HYB5		4.775	#	4/20/2035	324,487
889,893	CHL Mortgage Pass-Through Trust 2004-HYB6		4.269	#	11/20/2034	914,929
448,972	Citigroup Mortgage Loan Trust 2006-AR5		2.332	#	7/25/2036	415,085
116,620	Citigroup Mortgage Loan Trust 2006-WF1		5.923	+	3/25/2036	78,787
23,800	Citigroup Mortgage Loan Trust 2006-WF1		6.082	+	3/25/2036	16,076
17,623	Citigroup Mortgage Loan Trust 2007-AR5		4.736	#	4/25/2037	16,937
185,492	Citigroup Mortgage Loan Trust 2007-FS1 - 144A		5.750	+	10/25/2037	192,429
49,133	Citigroup Mortgage Loan Trust Inc		5.000		7/25/2034	49,107
261,546	Citigroup Mortgage Loan Trust Inc	1 Month LIBOR + 0.6300%	3.060	*	2/25/2035	261,132
752,490	Citigroup Mortgage Loan Trust Inc - 144A	1 Month LIBOR + 0.3500%	2.754	*	2/25/2031	717,834
102,363	Countrywide Asset-Backed Certificates	1 Month LIBOR + 1.6500%	4.054	*	1/25/2033	100,882
86,073	Countrywide Asset-Backed Certificates	1 Month LIBOR + 1.5000%	3.904	*	3/25/2033	86,378
29,437	Credit Suisse First Boston Mortgage Securities Corp		5.000		9/25/2019	28,760
54,587	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-29		6.500		12/25/2033	59,492
69,082	CSFB Mortgage-Backed Pass-Through Certificates Series 2004-AR5		4.255	#	6/25/2034	68,812
244,975	Delta Funding Home Equity Loan Trust 1999-3	1 Month LIBOR + 0.8200%	3.214	*	9/15/2029	243,884
263,606	EMC Mortgage Loan Trust 2001-A - 144A	1 Month LIBOR + 0.7400%	3.144	*	5/25/2040	262,158
236,369	EquiFirst Mortgage Loan Trust 2003-2	1 Month LIBOR + 3.2250%	4.909	*	9/25/2033	232,398
152,013	Equity One Mortgage Pass-Through Trust 2004-2		4.773	+	7/25/2034	147,939
250,541	First Franklin Mortgage Loan Trust 2005-FF1	1 Month LIBOR + 1.1250%	3.529	*	12/25/2034	252,827
110,820	First Horizon Alternative Mortgage Securities Trust 2004-AA3		4.377	#	9/25/2034	110,947
442,427	First Horizon Alternative Mortgage Securities Trust 2004-AA4		4.463	#	10/25/2034	444,315
23,792	First Horizon Alternative Mortgage Securities Trust 2005-AA6		3.192	#	8/25/2035	22,954
56,613	First Horizon Mortgage Pass-Through Trust 2000-H		4.486	#	5/25/2030	56,877
39,321	Fremont Home Loan Trust 2003-A	1 Month LIBOR + 2.5875%	5.017	*	8/25/2033	38,671
122,610	Fremont Home Loan Trust 2006-2	1 Month LIBOR + 0.1700%	2.600	*	2/25/2036	117,230
860,870	GE-WMC Mortgage Securities Trust 2006-1	1 Month LIBOR + 0.1500%	2.554	*	8/25/2036	578,488
246,522	GMACM Home Equity Loan Trust 2004-HE2		4.700	+	10/25/2033	251,252
384,562	GSAMP Trust 2007-FM2	1 Month LIBOR + 0.0600%	2.464	*	1/25/2037	262,566
41,262	GSAMP Trust 2007-HSBC1	1 Month LIBOR + 0.8500%	3.254	*	2/25/2037	41,416
123,702	GSR Mortgage Loan Trust 2003-5F		4.000		8/25/2032	128,605
159,955	GSR Mortgage Loan Trust 2004-14		4.672	#	12/25/2034	164,261
68,676	GSR Mortgage Loan Trust 2005-AR6		4.558	#	9/25/2035	70,465
74,057	HarborView Mortgage Loan Trust 2004-6		3.877	#	8/19/2034	75,453
40,379	Home Equity Asset Trust	1 Month LIBOR + 1.900%	4.304	*	11/25/2032	40,128
7,992	Home Equity Asset Trust 2004-4	1 Month LIBOR + 1.5500%	3.954	*	10/25/2034	8,012
66,202	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2002-B	1 Month LIBOR + 1.4250%	3.829	*	10/25/2033	64,978
146,729	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2003-A	1 Month LIBOR + 0.8600%	3.290	*	10/25/2033	146,577
265,393	Home Equity Mortgage Trust	1 Month LIBOR + 1.6000%	4.004	*	2/25/2035	265,365
193,594	HomeBanc Mortgage Trust 2005-5	1 Month LIBOR + 0.3400%	3.084	*	1/25/2036	195,548

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST ENHANCED INCOME STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Principal		Variable Rate	Coupon Rate (%)		Maturity	Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued) - 85.9%
$341,173	Impac CMB Trust Series 2004-10	1 Month LIBOR + 0.7400%	3.170	*	3/25/2035	$335,714
39,424	Irwin Home Equity Loan Trust 2004-1	1 Month LIBOR + 2.0500%	5.479	*	12/25/2034	39,455
474,627	IXIS Real Estate Capital Trust 2006-HE2	1 Month LIBOR + 0.1600%	2.724	*	8/25/2036	190,189
128,672	JP Morgan Mortgage Acquisition Trust 2007-CH2		5.552	+	10/25/2030	93,737
29,275	JP Morgan Mortgage Trust 2004-A3		4.920	#	7/25/2034	30,416
82,506	JP Morgan Mortgage Trust 2004-A5		4.488	#	12/25/2034	85,168
350,103	JP Morgan Mortgage Trust 2004-S1		5.000		9/25/2034	349,735
6,735	JP Morgan Mortgage Trust 2005-A1		4.879	#	2/25/2035	6,927
122,765	JP Morgan Mortgage Trust 2005-A6		4.436	#	9/25/2035	126,244
81,695	JP Morgan Mortgage Trust 2006-A2		4.266	#	4/25/2036	82,287
120,460	JP Morgan Mortgage Trust 2007-A1		4.686	#	7/25/2035	122,352
246,661	Lehman Mortgage Trust 2007-8		6.000		9/25/2037	253,323
203,284	Lehman XS Trust 2007-3	1 Month LIBOR + 0.1600%	2.724	*	3/25/2037	193,674
113,889	Long Beach Mortgage Loan Trust 2001-4	1 Month LIBOR + 1.4250%	3.829	*	3/25/2032	114,282
77,173	Long Beach Mortgage Loan Trust 2003-2	1 Month LIBOR + 2.8500%	5.254	*	6/25/2033	75,549
18,667	MASTR Adjustable Rate Mortgages Trust 2003-5		3.529	#	11/25/2033	18,261
350,000	MASTR Adjustable Rate Mortgages Trust 2004-11	1 Month LIBOR + 1.7500%	4.654	*	11/25/2034	350,839
52,405	MASTR Adjustable Rate Mortgages Trust 2004-4		4.253	#	5/25/2034	52,655
28,103	MASTR Asset Securitization Trust 2005-1		5.000		5/25/2020	28,192
6,048	Merrill Lynch Mortgage Investors Trust Series MLCC 2004-E	1 Month LIBOR + 0.7200%	3.397	*	11/25/2029	6,115
25,567	Merrill Lynch Mortgage Investors Trust Series MLCC 2004-HB1		4.219	#	4/25/2029	25,582
338,000	Merrill Lynch Mortgage Investors Trust Series MLMI 2005-A1		4.745	#	12/25/2034	354,188
125,562	Morgan Stanley ABS Capital I Inc Trust 2006-HE7	1 Month LIBOR + 0.1600%	2.590	*	9/25/2036	70,795
164,844	Morgan Stanley ABS Capital I Inc Trust 2006-NC5	1 Month LIBOR + 0.0700%	2.474	*	10/25/2036	103,063
489,967	Morgan Stanley Dean Witter Capital I Inc Trust 2002-AM1	1 Month LIBOR + 1.5300%	3.934	*	1/25/2032	502,409
37,120	MortgageIT Trust 2005-1	1 Month LIBOR + 1.2500%	3.690	*	2/25/2035	37,430
41,208	MRFC Mortgage Pass-Through Trust Series 1999-TBC2	1 Month LIBOR + 0.4800%	2.874	*	6/15/2030	41,133
271,144	New York Mortgage Trust 2006-1		4.695	#	5/25/2036	265,794
197,153	Oaks Mortgage Trust Series 2015-1 -144A		3.500	#	4/25/2046	201,284
150,000	Popular ABS Mortgage Pass-Through Trust 2005-B	1 Month LIBOR + 1.2500%	4.279	*	8/25/2035	154,279
38,045	Prime Mortgage Trust 2006-CL1	1 Month LIBOR + 0.5000%	2.930	*	2/25/2035	36,408
892,317	RAMP Series 2002-RS3 Trust		5.572	#	6/25/2032	917,696
262,291	RAMP Series 2003-RS10 Trust	1 Month LIBOR + 2.5500%	4.954	*	11/25/2033	270,548
89,333	RAMP Series 2003-RS9 Trust	1 Month LIBOR + 2.7000%	5.104	*	10/25/2033	89,787
22,507	RASC Series 2001-KS3 Trust	1 Month LIBOR + 0.4600%	2.864	*	9/25/2031	22,337
1,201,725	RASC Series 2003-KS4 Trust	1 Month LIBOR + 0.5800%	2.984	*	6/25/2033	1,177,534
47,884	RASC Series 2003-KS4 Trust		5.110	+	6/25/2033	48,956
846,806	RASC Series 2004-KS1 Trust		5.072	#	2/25/2034	866,185
67,687	Renaissance Home Equity Loan Trust 2004-2		6.011	+	7/25/2034	66,753
594,020	Renaissance Home Equity Loan Trust 2004-2		6.414	+	7/25/2034	608,865
244,292	Renaissance Home Equity Loan Trust 2006-1		5.608	+	5/25/2036	162,503
154,653	Renaissance Home Equity Loan Trust 2006-4		5.545	+	1/25/2037	85,681
330,202	Renaissance Home Equity Loan Trust 2007-2		5.675	+	6/25/2037	142,672
207,519	Renaissance Home Equity Loan Trust 2007-3		7.238	+	9/25/2037	120,182
79,258	Residential Asset Securitization Trust 2004-A1		5.250		4/25/2034	80,269
181,085	Residential Asset Securitization Trust 2005-A4	1 Month LIBOR + 0.4500%	2.854	*	4/25/2035	140,209
774,031	Saxon Asset Securities Trust 2004-2		6.000	+	8/25/2035	762,885
8,181	Sequoia Mortgage Trust 2013-1		1.855	#	2/25/2043	7,696
204,033	Structured Adjustable Rate Mortgage Loan Trust		4.596	#	4/25/2035	204,073
1,718	Structured Adjustable Rate Mortgage Loan Trust Series 2004-18		4.424	#	12/25/2034	1,746
44,553	Structured Asset Mortgage Investments II Trust 2005-AR5	1 Month LIBOR + 0.2500%	2.890	*	7/19/2035	44,025
21,920	Structured Asset Securities Corp Mor Cer Ser 2003-31A		4.486	#	10/25/2033	22,493
134,761	Structured Asset Securities Corp Mortgage Pass-through Certificates 2004-S2	1 Month LIBOR + 3.2250%	5.655	*	6/25/2034	135,043
16,017	Structured Asset Securities Corp Mortgage Pass-Through Ctfs Ser 2003-34A		4.821	#	11/25/2033	16,321
33,733	Thornburg Mortgage Securities Trust 2006-4		4.486	#	7/25/2036	33,024
405,603	UCFC Home Equity Loan Trust 1998-D		7.750	#	4/15/2030	392,634
543,322	WaMu Mortgage Pass-Through Certificates Series 2003-AR4 Trust		4.699	#	5/25/2033	544,460
362,879	WaMu Mortgage Pass-Through Certificates Series 2003-AR9 Trust		4.380	#	9/25/2033	362,308
183,819	WaMu Mortgage Pass-Through Certificates Series 2004-AR14 Trust		4.394	#	1/25/2035	190,859
9,314	Wells Fargo Mortgage Backed Securities 2004-EE Trust		4.959	#	12/25/2034	9,683
131,028	Wells Fargo Mortgage Backed Securities 2005-AR2 Trust		5.085	#	3/25/2035	135,271
241,387	Wells Fargo Mortgage Backed Securities 2005-AR4 Trust		5.095	#	4/25/2035	246,300
25,049	Wells Fargo Mortgage Backed Securities 2005-AR8 Trust		4.994	#	6/25/2035	25,420
66,205	Wells Fargo Mortgage Backed Securities 2006-AR12 Trust		4.763	#	9/25/2036	67,598
123,602	Wells Fargo Mortgage Backed Securities 2006-AR8 Trust		5.002	#	4/25/2036	126,030
635,827	Wells Fargo Mortgage Backed Securities 2007-15 Trust		6.000		11/25/2037	649,749
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $26,099,480)					26,771,069

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST ENHANCED INCOME STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Principal		Variable Rate	Coupon Rate (%)		Maturity	Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.3%
	INTEREST ONLY FEDERAL HOME LOAN MORTGAGE ASSOCIATION - 4.8%
$847,054	Freddie Mac REMICS		3.500		10/15/2038	$41,422
1,839,158	Freddie Mac REMICS		4.000		1/15/2044	198,102
773,094	Freddie Mac REMICS		4.000		5/15/2046	82,936
872,533	Freddie Mac REMICS	1 Month LIBOR + 6.0000%	3.606	*	7/15/2037	119,943
690,627	Freddie Mac REMICS	1 Month LIBOR + 6.5000%	4.106	*	9/15/2041	107,783
5,004,101	Freddie Mac REMICS	1 Month LIBOR + 6.0000%	3.606	*	8/15/2042	829,760
1,841,659	Freddie Mac REMICS		4.000		7/15/2042	109,583
						1,489,529
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.8%
261,399	Fannie Mae REMICS		1.250		5/25/2043	244,011

	INTEREST ONLY FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.8%
1,323,670	Fannie Mae REMICS		3.000		2/25/2043	111,506
2,496,577	Fannie Mae REMICS		4.000		5/25/2038	76,185
185,477	Fannie Mae REMICS		4.000		8/25/2044	23,191
3,032,670	Fannie Mae REMICS		4.500		5/25/2039	138,235
226,192	Fannie Mae REMICS		4.500		5/25/2042	31,592
619,795	Fannie Mae REMICS		4.500		11/25/2041	73,494
2,748,279	Fannie Mae REMICS	1 Month LIBOR + 5.9500%	3.546	*	12/25/2040	410,840
						865,043
	INTEREST ONLY GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.9%
4,755,870	Government National Mortgage Association		4.000		1/20/2046	177,937
442,183	Government National Mortgage Association	1 Month LIBOR + 6.6200%	4.179	*	3/20/2042	77,283
1,114,297	Government National Mortgage Association		4.500		1/20/2035	51,710
						306,930

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost - $3,177,460)					2,905,513

Shares
	SHORT-TERM INVESTMENT - 2.4%
	MONEY MARKET FUND - 2.4%
757,765	First American Government Obligations Fund 2.32% **					757,765
	TOTAL SHORT-TERM INVESTMENT (Cost - $757,765)

	TOTAL INVESTMENTS - 97.6% (Cost - $30,034,705)					$30,434,347
	OTHER ASSETS LESS LIABILITIES - 2.4%					728,428
	NET ASSETS - 100.0%					$31,162,775

*	Floating Rate, rate shown represents the rate at June 30, 2019.

#	Variable or Floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

+	Step Rate, rate shown represents the rate at June 30, 2019.

**	Rate shown represents the rate at June 30, 2019, is subject to change and resets daily.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2019 the total market value of 144A securities is $1,877,146 or 6.02% of net assets.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL BALANCED FUND
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares		Value
	CLOSED-END FUND - 1.3%
23,500	Sprott Physical Gold and Silver Trust	$310,905
	TOTAL CLOSED-END FUND (Cost - $336,373)	310,905

	COMMON STOCK - 49.8%
	AGRICULTURE - 3.6%
9,600	Bunge Ltd.	534,816
13,600	Imperial Brands PLC - ADR	320,008
		854,824
	BEVERAGES - 1.1%
100,000	Marston’s PLC	148,524
175,000	Thai Beverage PCL	107,358
		255,882
	CHEMICALS - 1.6%
15,000	Mosaic Co. +	375,450

	ENVIRONMENTAL CONTROL - 4.1%
12,271	Tetra Tech, Inc.	963,887

	FOOD - 8.2%
15,450	Campbell Soup Co.	619,082
25,000	GrainCorp Ltd.	139,824
157,800	Grupo Herdez S.A.B DE C.V.	337,750
8,050	Nestle SA - ADR	832,370
		1,929,026
	HOUSEHOLD PRODUCTS/WARES - 1.2%
17,000	Reckitt Benckiser Group PLC - ADR	269,960

	INVESTMENT COMPANIES - 2.4%
7,357	Pargesa Holding SA	567,809

	OIL & GAS - 1.5%
4,500	Exxon Mobil Corp.	344,835

	PHARMACEUTICALS - 9.7%
5,400	Johnson & Johnson	752,112
8,525	Novartis AG - ADR	778,418
17,300	Sanofi - ADR	748,571
		2,279,101
	RETAIL - 3.8%
45,400	Wendy’s Co.	888,932

	SEMICONDUCTORS - 1.5%
9,000	Micron Technology, Inc. * +	347,310

	SOFTWARE - 1.4%
2,400	Microsoft Corp.	321,504

	TELECOMMUNICATIONS - 9.7%
20,400	Cisco Systems, Inc.	1,116,492
40,000	Nokia OYJ - ADR +	200,400
37,500	Orange SA - ADR	589,500
23,290	Vodafone Group PLC - ADR	380,326
		2,286,718

	TOTAL COMMON STOCK (Cost - $9,761,413)	11,685,238

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 42.5%
	AEROSPACE/DEFENSE - 1.5%
$100,000	Arconic, Inc.	5.400	4/15/2021	$103,696
250,000	Embraer Overseas Ltd.	6.375	1/15/2020	255,455
				359,151
	AIRLINES - 0.9%
200,000	United Continental Holdings, Inc.	6.000	12/1/2020	209,000

	AUTO MANUFACTURERS - 2.1%
250,000	Fiat Chrysler Automobiles NV	4.500	4/15/2020	253,738
250,000	Ford Motor Credit Co. LLC	2.343	11/2/2020	248,301
				502,039
	AUTO PARTS & EQUIPMENT - 3.0%
387,000	Cooper Tire & Rubber Co.	8.000	12/15/2019	395,224
295,000	Goodyear Tire & Rubber Co.	8.750	8/15/2020	311,594
				706,818
	CHEMICALS - 4.2%
717,000	CF Industries, Inc.	7.125	5/1/2020	742,095
250,000	Methanex Corp.	3.250	12/15/2019	250,291
				992,386
	DIVERSIFIED FINANCAL SERVICES - 0.4%
99,000	Aircastle Ltd.	7.625	4/15/2020	102,635

	FOOD - 0.5%
106,000	Safeway, Inc.	3.950	8/15/2020	106,265

	FOREST PRODUCTS & PAPER- 1.9%
432,000	Celulosa Arauco y Constitucion SA	7.250	7/29/2019	434,203

	HEALTHCARE SERVICES - 0.2%
45,000	HCA Healthercare, Inc.	4.250	10/15/2019	45,184

	HOME BUILDERS - 0.7%
165,000	Lennar Corp.	4.500	11/15/2019	166,031

	HOUSEWARES - 1.1%
250,000	Tupperware Brands Corp.	4.750	6/1/2021	256,832

	LODGING - 2.2%
497,000	MGM Resorts International	5.250	3/31/2020	506,319

	MACHINERY-DIVERSIFIED - 0.2%
55,000	CNH Industrial Capital LLC	3.375	7/15/2019	55,014

	MEDIA - 5.0%
400,000	Cablevision Systems Corp.	8.000	4/15/2020	414,132
300,000	DISH DBS Corp.	5.125	5/1/2020	302,247
200,000	DISH DBS Corp.	7.875	9/1/2019	201,250
250,000	Virgin Media Secured Finance PLC	5.250	1/15/2021	261,625
				1,179,254
	MINING - 1.7%
400,000	AngloGold Ashanti Holdings PLC	5.375	4/15/2020	407,582

	OFFICE/BUSINESS EQUIPMENT - 2.3%
525,000	Pitney Bowes, Inc.	3.875	9/15/2020	526,166

	OIL & GAS - 6.1%
200,000	Murphy Oil Corp.	4.000	6/1/2022	201,500
275,000	Petroleos Mexicanos	3.500	7/23/2020	274,832
250,000	Petroleos Mexicanos	6.000	3/5/2020	253,438
100,000	Rowan Cos., Inc.	7.875	8/1/2019	100,125
575,000	Transocean, Inc.	6.500	11/15/2020	595,125
				1,425,020
	PHARMACEUTICALS - 2.2%
515,000	Teva Pharmaceutical Finance Netherlands III BV	1.700	7/19/2019	513,584

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 42.5% (Continued)
	PIPELINES - 0.4%
$100,000	Andeavor Logistics LP/Tesoro Logistics Finance Corp.	5.500	10/15/2019	$100,469

	REIT- 1.1%
250,000	CoreCivic, Inc.	4.125	4/1/2020	248,750

	RETAIL - 2.2%
263,000	L Brands, Inc.	7.000	5/1/2020	273,678
225,000	Yum! Brands, Inc.	3.875	11/1/2020	226,687
				500,365
	SOFTWARE - 0.8%
177,000	CDK Global, Inc.	3.800	10/15/2019	177,442

	TELECOMMUNICATIONS - 1.4%
50,000	Centel Capital Corp.	9.000	10/15/2019	50,879
73,000	CenturyLink, Inc.	6.150	9/15/2019	73,511
200,000	Sprint Communications, Inc.	7.000	8/15/2020	207,750
				332,140
	TOYS/GAMES/HOBBIES - 0.4%
100,000	Mattel, Inc.	4.350	10/1/2020	101,125

	TOTAL CORPORATE BONDS (Cost - $9,924,128)			9,953,774

	CONVERTIBLE BONDS - 2.0%
	INTERNET- 2.0%
460,000	Twitter, Inc.	0.250	9/15/2019	458,452
	TOTAL CONVERTIBLE BONDS (Cost - $457,424)			458,452

	TOTAL INVESTMENTS - 95.6% (Cost - $20,479,338)			$22,408,369
	OTHER ASSETS LESS LIABILITIES - 4.4%			1,027,893
	NET ASSETS - 100.0%			$23,436,262

Contracts (a)		Counterparty	Expiration Date - Exercise Price	Notional Value	Value
	CALL OPTIONS WRITTEN - (0.2)% *
90	Micron Technlogy, Inc	Pershing	10/18/2019-$45.00	$405,000	$13,860
150	Mosaic Co.	Pershing	1/17/2020-$26.00	390,000	30,750
400	Nokia OYJ	Pershing	1/17/2020-$7.00	280,000	2,400
	TOTAL OPTIONS (Premiums received - $64,884)				$47,010

ADR - American Depositary Receipt

PCL - Public Company Limited

PLC - Public Limited Company

LLC - Limited Liability Company

LP - Limited Partnership

REIT - Real Estate Investment Trust

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for and is subject to call options written.

(a)	One contract is equivalent to 100 shares of the underlying common stock.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/CIFC FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares						Value
	COMMON STOCK - 0.1%
	SOFTWARE - 0.1%
7,817	Avaya Holdings Corp.					$93,100
	TOTAL COMMON STOCK (Cost - $198,736)

	EXCHANGE TRADED FUND - 2.5%
75,000	Invesco Senior Loan ETF					1,699,500
	TOTAL EXCHANGE TRADED FUND (Cost - $1,737,051)

Principal			Coupon Rate (%)		Maturity
	CORPORATE BONDS - 7.7%
	AUTO PARTS & EQUIPMENT - 1.1%
$750,000	Panther BF Aggregator 2 LP #		8.500		5/15/2027	774,375

	COMMERCIAL SERVICES - 1.0%
509,000	Prime Security Services Borrower LLC #		5.250		4/15/2024	519,180
172,000	Prime Security Services Borrower LLC #		5.750		4/15/2026	178,020
						697,200
	ELECTRIC - 0.7%
477,000	Talen Energy Supply LLC #		6.625		1/15/2028	475,808

	ENTERTAINMENT - 0.4%
268,000	Scientific Games International, Inc.		10.000		12/1/2022	282,070

	ENVIRONMENTAL CONTROL - 2.8%
500,000	GFL Environmental, Inc. #		5.375		3/1/2023	497,500
1,000,000	GFL Environmental, Inc. #		7.000		6/1/2026	1,026,250
328,000	Stericycle, Inc. #		5.375		7/15/2024	343,209
						1,866,959
	INTERNET - 0.6%
81,000	GrubHub Holdings, Inc. #		5.500		7/1/2027	83,339
300,000	Uber Technologies, Inc. #		8.000		11/1/2026	320,286
						403,625
	INVESTMENT COMPANIES - 1.1%
702,000	Compass Group Diversified Holdings LLC #		8.000		5/1/2026	733,151

	TOTAL CORPORATE BONDS (Cost - $5,132,413)					5,233,188

		Variable Rate
	COLLATERALIZED LOAN OBLIGATIONS - 4.3%
500,000	Carlyle US CLO 2017-1 Ltd. #	3 Month LIBOR + 6.000%	8.592	*	4/20/2031	485,916
1,000,000	Carlyle US CLO 2017-2 Ltd. #	3 Month LIBOR + 6.150%	8.741	*	7/20/2031	970,173
500,000	Goldentree Loan Management US Clo 2 Ltd. #	3 Month LIBOR + 4.700%	7.292	*	11/28/2030	459,111
500,000	Octagon Investment Partners 37 Ltd. #	3 Month LIBOR + 5.400%	7.980	*	7/25/2030	469,964
500,000	Sound Point CLO X Ltd. #	3 Month LIBOR + 5.250%	7.841	*	1/20/2028	487,433
	TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost - $2,906,408)					2,872,597

	BANK LOANS - 82.1%
	AEROSPACE & DEFENSE - 2.2%
174,825	StandardAero Aviation Holdings, Inc.	3 Month LIBOR + 4.000%	6.330	*	4/4/2026	175,793
325,175	StandardAero Aviation Holdings, Inc.	3 Month LIBOR + 4.000%	6.330	*	4/4/2026	326,975
493,750	Transdigm, Inc.	3 Month LIBOR + 2.500%	4.830	*	8/22/2024	484,285
495,000	Transdigm, Inc.	3 Month LIBOR + 2.500%	4.830	*	5/30/2025	484,429
						1,471,482
	AIR TRANSPORT - 0.7%
496,241	Lineage Logistics, LLC	1 Month LIBOR + 3.000%	5.402	*	2/27/2025	492,209

	AUTOMOTIVE - 1.1%
750,000	Power Solutions	1 Month LIBOR + 3.500%	5.902	*	4/30/2026	745,549
1,022	Thor Industries, Inc.	3 Month LIBOR + 3.750%	6.072	*	11/1/2025	1,010
						746,559
	BUILDING & DEVELOPMENT - 2.8%
450,000	Capital Automotive L.P.	1 Month LIBOR + 2.500%	4.910	*	3/24/2025	444,938
476,840	Capital Automotive L.P.	1 Month LIBOR + 2.500%	4.910	*	3/24/2024	471,475
995,000	DTZ U.S. Borrower, LLC	1 Month LIBOR + 3.250%	5.652	*	8/21/2025	992,721
						1,909,134
	BUSINESS EQUIPMENT & SERVICES - 9.2%
993,981	Allied Universal Holdco LLC	1 Month LIBOR + 3.750%	6.152	*	7/28/2022	993,569
221,445	Allied Universal Holdco LLC	1 Month LIBOR + 4.250%	6.652	*	7/28/2022	221,480
291,052	Blackhawk Network Holdings, Inc.	1 Month LIBOR + 3.000%	5.402	*	5/22/2025	289,324
500,000	Blackhawk Network Holdings, Inc.	1 Month LIBOR + 7.000%	9.438	*	6/15/2026	500,313
748,120	DigiCert Holdings, Inc.	3 Month LIBOR + 4.000%	6.322	*	9/20/2024	746,486
113,436	IG Investments Holdings, LLC	3 Month LIBOR + 4.000%	6.322	*	5/23/2025	112,671

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/CIFC FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Principal		Variable Rate	Coupon Rate (%)		Maturity	Value
	BANK LOANS - 82.1% (Continued)
	BUSINESS EQUIPMENT & SERVICES - 9.2% (Continued)
$497,475	Internet Brands	1 Month LIBOR + 3.750%	6.152	*	9/15/2024	$489,577
827,578	Pike Corporation	1 Month LIBOR + 3.500%	5.910	*	3/23/2025	829,721
750,000	Staples, Inc.	3 Month LIBOR + 5.000%	7.601	*	4/9/2026	721,755
496,164	Stiphout Finance LLC	1 Month LIBOR + 3.000%	5.402	*	10/26/2022	489,962
318,037	Web.Com Group, Inc.	1 Month LIBOR + 3.750%	6.161	*	9/17/2025	314,128
500,000	Web.Com Group, Inc.	1 Month LIBOR + 7.750%	10.161	*	10/11/2026	492,500
						6,201,486
	CABLE & SATELLITE & SERVICES - 1.0%
187,000	Altice USA	1 Month LIBOR + 3.000%	5.394	*	4/15/2027	187,514
496,222	Numericable U.S. LLC	1 Month LIBOR + 3.688%	6.082	*	1/31/2026	482,112
						669,626
	CLOTHING/TEXTILES - 0.5%
326,507	Hercules Achievement, Inc.	1 Month LIBOR + 3.500%	5.902	*	12/15/2024	320,894

	CONGLOMERATES - 0.7%
491,097	St. George’s University Scholastic Services LLC	1 Month LIBOR + 3.500%	5.910	*	7/6/2025	491,559

	CONTAINERS & GLASS PRODUCTS - 1.1%
506,683	Proampac PG Borrower LLC	3 Month LIBOR + 3.500%	6.082	*	11/18/2023	486,576
272,683	Prometric Holdings, Inc.	1 Month LIBOR + 3.000%	5.410	*	1/29/2025	267,911
						754,487
	DIVERSIFIED INSURANCE - 1.4%
155,000	Alliant Holdings I, Inc.	1 Month LIBOR + 3.250%	5.662	*	5/10/2025	153,192
844,454	U.S.I., Inc.	3 Month LIBOR + 3.000%	5.330	*	5/16/2024	824,774
						977,966
	DRUGS - 5.3%
349,932	Alvogen Group, Inc. U.S.A.	1 Month LIBOR + 4.750%	7.150	*	4/2/2022	322,812
997,487	Amneal Pharmaceuticals LLC	1 Month LIBOR + 3.500%	5.938	*	5/4/2025	992,918
500,000	Bausch Health Cos., Inc.	3 Month LIBOR + 2.750%	5.072	*	6/1/2025	497,658
1,000,000	Brightspring Health	1 Month LIBOR + 4.500%	6.921	*	2/12/2026	997,125
750,000	Jaguar Holding Company II, LLC	1 Month LIBOR + 2.500%	4.902	*	8/18/2022	746,764
						3,557,277
	ECOLOGICAL SERVICES & EQUIPMENT - 2.2%
750,000	GFL Environmental, Inc.	1 Month LIBOR + 3.000%	5.402	*	5/30/2025	739,088
748,125	Restaurant Technologies, Inc.	1 Month LIBOR + 3.250%	5.652	*	10/1/2025	747,777
						1,486,865
	ELECTRONICS/ELECTRICAL - 10.2%
851,462	Boxer Parent Company, Inc.	3 Month LIBOR + 4.250%	6.580	*	10/2/2025	807,825
125,000	Hyland Software, Inc.	1 Month LIBOR + 7.000%	9.402	*	7/7/2025	125,886
650,000	Ivanti Software, Inc.	1 Month LIBOR + 4.250%	6.670	*	1/20/2024	649,324
702,565	MA FinanceCo., LLC	1 Month LIBOR + 2.250%	4.652	*	11/19/2021	696,856
499,990	McAfee, LLC	1 Month LIBOR + 3.750%	6.152	*	9/29/2024	500,068
348,241	Mitchell International, Inc.	1 Month LIBOR + 3.250%	5.652	*	11/30/2024	333,255
496,206	Project Alpha Intermediate Holding, Inc.	6 Month LIBOR + 3.500%	6.370	*	4/26/2024	482,560
997,494	Quest Software US Holdings, Inc.	3 Month LIBOR + 4.250%	6.833	*	5/18/2025	984,027
250,000	Quest Software US Holdings, Inc.	3 Month LIBOR + 8.250%	10.833	*	5/18/2026	246,720
550,346	SolarWinds Holdings, Inc.	1 Month LIBOR + 2.750%	5.152	*	2/5/2024	548,395
497,494	Uber Technologies, Inc.	1 Month LIBOR + 4.000%	6.411	*	4/4/2025	498,426
1,028,250	VeriFone Systems, Inc.	3 Month LIBOR + 4.000%	6.520	*	8/20/2025	999,973
						6,873,315
	EQUIPMENT LEASING - 1.2%
797,970	Coinmach Services	3 Month LIBOR + 3.250%	5.851	*	11/14/2022	783,506

	FINANCIAL INTERMEDIARIES - 5.7%
459,029	Ascensus	6 Month LIBOR + 4.000%	6.200	*	12/3/2022	460,466
1,500,000	The Dun & Bradstreet Corporation	1 Month LIBOR + 5.000%	7.404	*	2/1/2026	1,502,347
1,386,152	Financial & Risk US Holdings, Inc.	1 Month LIBOR + 3.750%	6.152	*	10/1/2025	1,346,515
549,481	Russell Investments US Institutional Holdco, Inc.	1 Month LIBOR + 3.250%	5.652	*	6/1/2023	545,154
						3,854,482
	FOOD PRODUCTS - 1.0%
297,750	H-Food Holdings, LLC	1 Month LIBOR + 3.688%	6.090	*	5/23/2025	291,795
371,271	Sigma Holdco BV	3 Month LIBOR + 3.000%	5.603	*	7/2/2025	367,558
						659,353
	FOOD SERVICE - 3.9%
1,000,000	CEC Entertainment, Inc.	1 Month LIBOR + 3.250%	5.652	*	2/14/2021	994,375
877,796	Del Frisco’s Restaurant Group, Inc.	1 Month LIBOR + 6.000%	8.438	*	6/27/2025	879,990
791,984	IRB Holding Corp.	1 Month LIBOR + 3.250%	5.644	*	2/5/2025	783,260
						2,657,625
	FOOD/DRUG RETAILERS - 0.5%
316,642	Albertson’s LLC	3 Month LIBOR + 3.000%	5.311	*	12/21/2022	317,038
2,500	BJ’s Wholesale Club, Inc.	1 Month LIBOR + 3.000%	5.560	*	1/27/2024	2,505
						319,543

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/CIFC FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Principal		Variable Rate	Coupon Rate (%)		Maturity	Value
	BANK LOANS - 82.1% (Continued)
	HEALTH CARE - 6.8%
$1,000,000	Athenahealth, Inc.	3 Month LIBOR + 4.500%	7.045	*	2/18/2026	$999,375
485,395	Concentra, Inc.	3 Month LIBOR + 2.750%	5.210	*	6/1/2022	486,609
498,725	Examworks Group, Inc.	1 Month LIBOR + 3.250%	5.652	*	7/27/2023	499,036
550,000	NAVIHEALTH	1 Month LIBOR + 5.000%	7.412	*	8/1/2025	547,250
293,048	Parexel International Corporation	1 Month LIBOR + 2.750%	5.152	*	11/27/2024	281,431
398,750	RegionalCare Hospital Partners Holdings, Inc.	1 Month LIBOR + 4.500%	6.904	*	11/16/2025	397,075
569,209	U.S. Anesthesia Partners, Inc.	1 Month LIBOR + 3.000%	5.402	*	6/23/2024	558,773
850,000	Verscend Holding Corp.	1 Month LIBOR + 4.500%	6.902	*	8/27/2025	852,261
						4,621,810
	INDUSTRIAL EQUIPMENT - 3.9%
347,335	AI Aqua Merger Sub, Inc.	3 Month LIBOR + 3.250%	5.572	*	12/13/2023	336,915
1,287,434	Brookfield WEC Holdings Inc.	1 Month LIBOR + 3.500%	5.902	*	8/1/2025	1,287,344
969,000	Mirion Technologies, Inc.	3 Month LIBOR + 4.000%	6.322	*	3/4/2026	973,695
						2,597,954
	LEISURE GOODS - 2.5%
372,173	Alterra Mountain Company	1 Month LIBOR + 3.000%	5.402	*	7/31/2024	371,418
750,000	Delta 2 (Lux) SARL	1 Month LIBOR + 2.500%	4.902	*	2/1/2024	735,750
590,920	Hoya Midco, LLC	1 Month LIBOR + 3.500%	5.902	*	6/28/2024	586,242
						1,693,410
	LIFE INSURANCE - 0.7%
450,000	Davis Vision-Superior Vision	1 Month LIBOR + 3.000%	5.402	*	12/2/2024	441,225

	LODGING & CASINOS - 1.4%
1,000,000	Travelport	3 Month LIBOR + 5.000%	7.541	*	3/18/2026	943,435

	OIL & GAS - 3.3%
308,000	Blackstone CQP	3 Month LIBOR + 3.500%	5.887	*	6/10/2020	308,693
247,509	Crestwood Holdings LLC	1 Month LIBOR + 7.500%	9.920	*	3/5/2023	243,178
953,827	GIP III STETSON I, L.P.	1 Month LIBOR + 4.250%	6.633	*	7/18/2025	952,239
59,261	Pardus Oil & Gas, LLC	1 Month LIBOR + 0.000%	5.749	*	5/13/2022	296
700,000	Tallgrass Energy	3 Month LIBOR + 4.750%	7.080	*	3/7/2026	704,375
						2,208,781
	PACKAGING & CONTAINERS - 1.1%
720,000	Berry Plastics	3 Month LIBOR + 2.500%	4.822	*	5/17/2026	715,950

	PROPERTY & CASUALTY INSURANCE - 1.7%
496,118	Asurion, LLC	1 Month LIBOR + 3.000%	5.402	*	11/3/2023	495,718
350,000	Confie Seguros	3 Month LIBOR + 4.750%	7.080	*	5/19/2022	345,333
300,000	Confie Seguros	3 Month LIBOR + 8.500%	11.020	*	11/2/2025	289,950
						1,131,001
	PUBLISHING - 1.3%
535,370	Harland Clarke Holdings Corp.	3 Month LIBOR + 4.750%	7.080	*	11/3/2023	463,764
461,315	Houghton Mifflin Harcourt Publishers, Inc.	1 Month LIBOR + 3.000%	5.402	*	5/29/2021	436,750
526	McGraw-Hill Global Education Holdings, LLC	3 Month LIBOR + 4.000%	6.322	*	5/2/2022	503
						901,017
	RADIO & TELEVISION - 1.4%
964,663	Univision Communications, Inc.	1 Month LIBOR + 2.750%	5.152	*	3/15/2024	920,125

	RETAILERS - 2.4%
1,170,030	Bass Pro Group, LLC	1 Month LIBOR + 5.000%	7.402	*	9/25/2024	1,120,058
500,000	Harbor Freight Tools USA, Inc.	1 Month LIBOR + 2.500%	4.902	*	8/18/2023	488,045
						1,608,103
	SURFACE TRANSPORT - 1.0%
681,834	Savage Enterprises, LLC	1 Month LIBOR + 4.500%	6.920	*	8/1/2025	684,074

	TELECOMMUNICATIONS - 2.8%
3	Consolidated Communications, Inc.	1 Month LIBOR + 3.000%	5.410	*	10/5/2023	3
528,052	Global Tel*Link Corporation	1 Month LIBOR + 4.250%	6.652	*	11/29/2025	507,149
87,982	Global Tel*Link Corporation	1 Month LIBOR + 8.250%	10.652	*	11/29/2026	85,617
496,231	West Corporation	3 Month LIBOR + 4.000%	6.522	*	10/10/2024	464,460
496,250	West Corporation	3 Month LIBOR + 3.500%	6.022	*	10/10/2024	457,790
399,000	Windstream Holdings, Inc.	3 Month LIBOR + 2.500%	4.822	*	3/8/2021	400,331
						1,915,350
	UTILITIES - 1.1%
322,563	Frontera Generation Holdings LLC	1 Month LIBOR + 4.250%	6.662	*	5/2/2025	315,573
435,425	Lightstone Holdco LLC	1 Month LIBOR + 3.750%	6.152	*	1/30/2024	430,555
24,553	Lightstone Holdco LLC	1 Month LIBOR + 3.750%	6.152	*	1/30/2024	24,278
						770,406

	TOTAL BANK LOANS (Cost - $55,867,865)					55,380,009

	TOTAL INVESTMENTS - 96.7% (Cost - $65,842,473)					$65,278,394
	OTHER ASSETS LESS LIABILITIES - 3.3%					2,201,165
	NET ASSETS - 100.0%					$67,479,559

*	Floating Rate, rate shown represents the rate at June 30, 2019.

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2019, these securities amounted to $7,823,714 or 11.59% of net assets.

LLC - Limited Liability Company.

LP - Limited Partnership.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares				Value
	COMMON STOCK - 0.0%
	DIVERSIFIED FINANCIAL SERVICES - 0.0%
3,588	Community Choice Financial, Inc. ^+#			$—
	TOTAL COMMON STOCK (Cost - $0)

Principal		Coupon Rate (%)	Maturity
	CONVERTIBLE BONDS - 11.4%
	BIOTECHNOLOGY - 3.3%
$649,000	PDL BioPharma, Inc.	2.750	12/1/2021	684,558

	INVESTMENT COMPANIES - 3.2%
671,000	Prospect Capital Corp.	4.950	7/15/2022	677,147

	REAL ESTATE INVESTMENT TRUSTS - 4.9%
1,069,000	Colony Capital, Inc.	5.000	4/15/2023	1,030,213

	TOTAL CONVERTIBLE BONDS - (Cost - $2,312,920)			2,391,918

	CORPORATE BONDS - 86.9%
	AIRLINES - 3.0%
628,000	Southwest Airlines Co.	3.000	11/15/2026	628,136

	APPAREL - 3.6%
797,000	Under Armour, Inc.	3.250	6/15/2026	752,759

	AUTO PARTS & EQUIPMENT - 10.9%
787,000	American Axle & Manufacturing, Inc.	6.250	4/1/2025	786,016
791,000	Dana, Inc.	5.500	12/15/2024	814,730
789,000	Titan International, Inc.	6.500	11/30/2023	688,403
				2,289,149
	BUILDING MATERIALS - 3.8%
756,000	US Concrete, Inc.	6.375	6/1/2024	790,020

	DIVERSIFIED FINANCIAL SERVICES - 3.9%
1,233,552	Community Choice Financial, Inc. (a)^ ~	10.750	12/15/2023	74,013
786,000	Enova International, Inc. (a)	8.500	9/15/2025	744,735
				818,748
	HOME BUILDERS - 8.1%
78,000	Beazer Homes USA, Inc.	7.250	2/1/2023	76,830
844,000	Beazer Homes USA, Inc.	5.875	10/15/2027	736,137
865,000	TRI Pointe Group, Inc.	5.875	6/15/2024	895,015
				1,707,982
	INVESTMENT COMPANIES - 2.8%
586,000	Icahn Enterprises LP	5.875	2/1/2022	594,057

	MINING - 5.2%
1,129,000	Hecla Mining Co.	6.875	5/1/2021	1,083,273
3,289,547	MolyCorp., Inc. ^+	10.000	6/1/2020	33
				1,083,306
	OFFICE/BUSINESS EQUIPMENT - 5.5%
1,281,000	Pitney Bowes, Inc.	4.625	3/15/2024	1,162,508

	OIL & GAS - 8.1%
934,000	Calumet Specialty Products Partners LP	6.500	4/15/2021	934,000
1,017,000	Transocean, Inc.	6.800	3/15/2038	767,835
				1,701,835
	OIL & GAS SERVICES - 5.3%
713,000	Era Group, Inc.	7.750	12/15/2022	713,000
791,000	PHI, Inc.	5.250	3/15/2020	387,590
				1,100,590

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 86.9% (Continued)
	REAL ESTATE INVESTMENT TRUSTS - 9.0%
$1,048,000	The GEO Group, Inc.	5.875	1/15/2022	$1,029,660
832,000	SITE Centers Corp.	4.250	2/1/2026	865,927
				1,895,587
	RETAIL - 8.5%
670,000	Kohl’s Corp.	3.250	2/1/2023	673,648
1,270,000	L Brands, Inc.	6.750	7/1/2036	1,098,550
				1,772,198
	SEMICONDUCTORS - 3.2%
588,000	Advanced Micro Devices, Inc.	7.500	8/15/2022	665,910
8,669,000	Energy Conversion Devices, Inc. ^+#			—
				665,910
	TELECOMMUNICATIONS - 6.0%
1,080,000	Sprint Capital Corp.	8.750	3/15/2032	1,252,800

	TOTAL CORPORATE BONDS (Cost - $25,355,975)			18,215,585

	TOTAL INVESTMENTS - 98.3% (Cost - $27,668,895)			$20,607,503
	OTHER ASSETS LESS LIABILITIES - 1.7%			364,341
	NET ASSETS - 100.0%			$20,971,844

^	The security is illiquid; total illiquid securities represent 0.35% of net assets.

+	Represents issuer in default on interest payments; non-income producing security.

~	Pay in kind rate security.

#	The value of this security has been determined in good faith under policies of the Board of Trustees. The total of these securities is $0 or 0.0% of net assets.

(a)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2019, these securities amounted to $818,748 or 3.9% of net assets.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2019

Shares				Value
	COMMON STOCK - 41.0%
	COMPUTERS - 4.0%
869	Apple, Inc.			$171,992
4,041	International Business Machines Corp.			557,254
				729,246
	DIVERSIFIED FINANCIAL SERVICES - 4.5%
4,515	Community Choice Financial, Inc. ^+#			—
34,803	Och-Ziff Capital Management Group LLC			799,077
505	PJT Partners, Inc.			20,462
				819,539
	INVESTMENT COMPANIES - 22.9%
38,487	Apollo Investment Corp.			608,095
10,326	Ares Capital Corp.			185,248
19,263	Compass Diversified Holdings			368,116
3,694	Oaktree Capital Group LLC			183,001
201,359	Oaktree Specialty Lending Corp.			1,091,366
116,675	PennantPark Investment Corp.			737,386
126,900	Prospect Capital Corp.			828,657
8,470	Solar Capital Ltd.			173,889
				4,175,758
	OFFICE / BUSINESS EQUIPMENT - 0.5%
22,307	Pitney Bowes, Inc.			95,474

	OIL & GAS - 1.9%
1,491	Chevron Corp.			185,540
2,177	Exxon Mobile Corp.			166,824
				352,364
	PRIVATE EQUITY - 5.6%
5,878	Apollo Global Management LLC			201,615
5,251	Blackstone Group LP			233,250
22,801	KKR & Co., Inc.			576,181
				1,011,046
	REAL ESTATE INVESTMENT TRUSTS - 1.0%
8,500	Jernigan Capital, Inc.			174,250

	TELECOMMUNICATIONS - 0.6%
2,050	Verizon Communications, Inc.			117,117

	TOTAL COMMON STOCK (Cost - $9,398,732)			7,474,794

	EXCHANGE TRADED FUNDS - 3.9%
	EQUITY FUNDS - 3.9%
16,895	iShares Mortgage Real Estate ETF			712,631
	TOTAL EXCHANGE TRADED FUNDS (Cost - $785,703)

Principal		Coupon Rate (%)	Maturity
	CONVERTIBLE BONDS - 5.8%
	BIOTECHNOLOGY - 2.8%
$486,000	PDL BioPharma, Inc.	2.750	12/1/2021	512,627

	RETAIL - 3.0%
605,000	EZCORP, Inc.	2.375	5/1/2025	550,337

	TOTAL CONVERTIBLE BONDS (Cost - $1,017,581)			1,062,964

	CORPORATE BONDS - 43.5%
	AIRLINES - 2.5%
461,000	Southwest Airlines Co.	3.000	11/15/2026	461,100

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 43.5% (Continued)
	APPAREL - 2.1%
$397,000	Under Armour, Inc.	3.250	6/15/2026	$374,963

	AUTO PARTS & EQUIPMENT - 5.0%
554,000	American Axle & Manufacturing, Inc.	6.250	4/1/2025	553,308
415,000	Titan International, Inc.	6.500	11/30/2023	362,087
				915,395
	BUILDING MATERIALS - 3.1%
540,000	US Concrete, Inc.	6.375	6/1/2024	564,300

	DIVERSIFIED FINANCIAL SERVICES - 3.5%
1,552,069	Community Choice Financial, Inc. (a)^ ~	10.750	12/15/2023	93,124
566,000	Enova International, Inc. (a)	8.500	9/15/2025	536,285
				629,409
	HOME BUILDERS - 3.2%
35,000	Beazer Homes USA, Inc.	7.250	2/1/2023	34,475
635,000	Beazer Homes USA, Inc.	5.875	10/15/2027	553,847
				588,322
	MINING - 3.1%
580,000	Hecla Mining Co.	6.875	5/1/2021	556,509
2,333,668	Molycorp, Inc. ^+	10.000	6/1/2020	23
				556,532
	OIL & GAS - 3.9%
953,000	Transocean, Inc.	6.800	3/15/2038	719,515

	REAL ESTATE INVESTMENT TRUSTS - 3.2%
563,000	SITE Centers Corp.	4.250	2/1/2026	585,958

	RETAIL - 3.7%
789,000	L Brands, Inc.	6.750	7/1/2036	682,485

	SEMICONDUCTORS - 4.5%
731,000	Advanced Micro Devices, Inc.	7.500	8/15/2022	827,857
5,543,000	Energy Conversion Devices, Inc. ^+#			—
				827,857
	TELECOMMUNICATIONS - 5.7%
888,000	Sprint Capital Corp.	8.750	3/15/2032	1,030,080

	TOTAL CORPORATE BONDS (Cost - $12,953,473)			7,935,916

	TOTAL INVESTMENTS - 94.2% (Cost - $24,155,489)			$17,186,305
	OTHER ASSETS LESS LIABILITIES - 5.8%			1,053,794
	NET ASSETS - 100.0%			$18,240,099

ETF - Exchange Traded Fund

LLC - Limited Liability Company

LP - Limited Partnership

^	The security is illiquid; total illiquid securities represent 0.51% of net assets.

+	Represents issuer in default on interest payments; non-income producing security.

~	Pay in kind rate security.

#	The value of this security has been determined in good faith under policies of the Board of Trustees. The total of these securities is $0 or 0.0% of net assets.

(a)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2019, these securities amounted to $629,409 or 3.5% of net assets.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/STONE BEACH INCOME OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2019

Principal		Variable Rate	Coupon Rate (%)		Maturity	Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS - 71.3%
	FEDERAL HOME LOAN MORTGAGE ASSOCIATION (a) - 3.7%
$60,123	Freddie Mac REMICS	(-2.4xlibor01m)+1440bps	8.654	*	12/15/2032	$74,031
62,859	Freddie Mac REMICS	(-2.4xlibor01m)+1300bps	8.211	*	5/15/2033	77,867
182,986	Freddie Mac REMICS	(-2.4xlibor01m)+2427bps	15.494	*	5/15/2035	275,924
						427,822
	INTEREST ONLY FEDERAL HOME LOAN MORTGAGE ASSOCIATION (a) - 11.6%
876,907	Freddie Mac REMICS	(-1xlibor01m)+665bps	4.256	*	4/15/2036	163,973
845,905	Freddie Mac REMICS	(-1xlibor01m)+658bps	4.186	*	9/15/2036	166,054
289,069	Freddie Mac REMICS		6.500		12/15/2037	66,986
2,076,703	Freddie Mac REMICS	(-1xlibor01m)+660bps	4.206	*	12/15/2039	179,175
340,477	Freddie Mac REMICS		4.500		5/15/2040	29,225
465,283	Freddie Mac REMICS		4.000		8/15/2040	49,685
207,598	Freddie Mac REMICS		5.000		3/15/2041	24,994
1,505,836	Freddie Mac REMICS		3.500		11/15/2042	105,029
3,106,828	Freddie Mac REMICS	(-1xlibor01m)+130bps	0.242	*	1/15/2043	153,465
12,470,626	Freddie Mac REMICS	(-1xlibor01m)+117bps	0.218	*	8/15/2043	358,368
141,079	Freddie Mac Strips		7.000		4/1/2027	28,677
						1,325,631

	FEDERAL NATIONAL MORTGAGE ASSOCIATION (a) - 29.2%
3,000,000	Fannie Mae		3.000		1/25/2047	3,025,840
142,432	Fannie Mae REMIC Trust 2005-W2		—		5/25/2035	135,339
20,677	Fannie Mae REMICS	(-2xlibor01m)+1424bps	9.431	*	7/25/2034	25,018
170,293	Fannie Mae Trust 2005-W3	(1xlibor01m)+22bps	2.624	*	3/25/2045	169,676
						3,355,873
	INTEREST ONLY FEDERAL NATIONAL MORTGAGE ASSOCIATION (a) - 24.1%
38,505	Fannie Mae Interest Strip		7.500		7/25/2022	3,184
87,315	Fannie Mae Interest Strip		8.000		7/25/2024	13,202
108,862	Fannie Mae Interest Strip		8.500		10/25/2025	19,249
723,490	Fannie Mae Interest Strip		6.000		7/25/2035	165,541
2,284,075	Fannie Mae Interest Strip		5.000	**	8/25/2035	431,028
16,257	Fannie Mae Interest Strip		7.500	**	9/25/2037	3,970
368,185	Fannie Mae Interest Strip		5.000		1/25/2038	65,370
726,775	Fannie Mae Interest Strip		4.500		11/25/2039	137,800
1,115,471	Fannie Mae Interest Strip		4.500		11/25/2039	206,160
1,074,937	Fannie Mae Interest Strip		5.000		11/25/2040	221,044
375,841	Fannie Mae Interest Strip		5.000		3/25/2041	75,904
161,605	Fannie Mae REMICS	(-1xlibor01m)+800bps	5.596	*	9/25/2023	16,194
4,642,815	Fannie Mae REMICS		3.000		2/25/2033	592,674
158,027	Fannie Mae REMICS		6.500		5/25/2033	32,981
1,541,317	Fannie Mae REMICS	(-1xlibor01m)+825bps	5.846	*	6/25/2033	367,038
265,512	Fannie Mae REMICS	(-1xlibor01m)+760bps	5.196	*	4/25/2034	61,915
779,484	Fannie Mae REMICS	(-1xlibor01m)+650bps	4.096	*	9/25/2034	110,307
462,088	Fannie Mae REMICS	(-1xlibor01m)+715bps	4.746	*	7/25/2037	108,348
248,053	Fannie Mae REMICS	(-1xlibor01m)+587bps	3.466	*	8/25/2037	42,081
382,751	Fannie Mae REMICS	(-90xlibor01m)+5355bps	4.500	*	12/25/2041	72,549
36,559	Fannie Mae REMICS	(-1xlibor01m)+655bps	4.146	*	9/25/2042	6,308
103,397	Fannie Mae REMICS	(-1xlibor01m)+616bps	3.756	*	10/25/2042	17,669
						2,770,516

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.9%
6,320	Government National Mortgage Association	(-3.25xlibor01m)+2633bps	18.544	*	11/16/2024	6,967
21,049	Government National Mortgage Association	(-1xlibor01m)+898bps	6.606	*	4/20/2034	21,185
73,703	Government National Mortgage Association	(-1xlibor01m)+410bps	1.717	*	2/20/2042	72,461
						100,613
	INTEREST ONLY GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.8%
2,248,257	Government National Mortgage Association (b)	(-1xlibor01m)+263bps	0.490	*	8/20/2045	208,953

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost - $8,024,082)					8,189,408

	PRIVATE COLLATERALIZED MORTGAGE OBLIGATIONS - 31.7%
450,000	FREMF 2010-K9 Mortgage Trust #		5.209	**	8/25/2020	461,870
1,000,000	FREMF 2011-KAIV Mortgage Trust #		4.944		6/25/2046	1,045,353
645,000	FREMF 2012-K711 Mortgage Trust #		3.431	**	8/25/2045	643,781
1,085,000	FREMF 2013-K712 Mortgage Trust #		3.314	**	5/25/2045	1,085,509
383,000	FREMF 2015-K50 Mortgage Trust #		3.779	**	10/25/2048	397,257
933	ML Trust XLIV		9.000		8/20/2020	947
	TOTAL PRIVATE COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $3,634,551)					3,634,717

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/STONE BEACH INCOME OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2019

Principal		Coupon %	Maturity Date	Value
	MORTGAGE NOTES - 2.5%
$84,500	ADL1084-17 +^	8.000	9/1/2019	$84,500
97,500	LAN0136-17 +^	8.000	8/1/2019	97,500
105,000	ORL1111-17 +^	8.000	10/1/2019	105,000
	TOTAL MORTGAGE NOTES (Cost - $287,000)			287,000

	TOTAL INVESTMENTS - 105.5% (Cost - $11,945,633)			$12,111,125
	LIABILITIES LESS OTHER ASSETS - (5.5)%			(635,456)
	NET ASSETS - 100.0%			$11,475,669

Long			Notional		Unrealized
Contracts		Counterparty	Value ($)	Maturity Date	Appreciation/(Depreciation)
	LONG FUTURES CONTRACTS - 0.4%
10	90 Day Euro$ Future	Wedbush	2,461,125	September-2020	$(1,250)
10	90 Day Euro$ Future	Wedbush	2,461,125	December-2020	(1,125)
10	90 Day Euro$ Future	Wedbush	2,461,750	March-2021	(750)
10	90 Day Euro$ Future	Wedbush	2,461,000	June-2021	(625)
10	90 Day Euro$ Future ^	Wedbush	2,460,500	September-2021	6,125
10	90 Day Euro$ Future ^	Wedbush	2,459,625	December-2021	6,125
10	90 Day Euro$ Future ^	Wedbush	2,459,000	March-2022	5,750
10	90 Day Euro$ Future ^	Wedbush	2,458,000	June-2022	1,875
45	US 5 Year Note Future	Wedbush	5,317,031	September-2019	33,086
	Net Unrealized Appreciation from Open Long Futures Contracts				$49,211

Contracts (a)		Counterparty	Notional	Expiration Date - Exercise Price	Value
	WRITTEN OPTIONS - (0.1)%
	CALL OPTIONS WRITTEN - (0.1)%
40	US 5Yr Future Option, Maturing August 2019	Wedbush	$1,187,500	07/29/2019-$118.75	$7,500
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $9,063)				$7,500

*	Floating or variable rate security; rate shown represents the rate at June 30, 2019.

**	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

+	The value of these securities have been determined in good faith under policies of The Board of Trustees. The total of these securities is $287,000 or 2.5% of net assets.

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2019, these securities amounted to $3,633,770 or 31.7% of net assets.

^	The security is illiquid; total illiquid securities represent 2.7% of net assets.

(a)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2019

			Catalyst/MAP	Catalyst/CIFC		Catalyst/SMH	Catalyst/Stone
	Catalyst Insider	Catalyst Enhanced	Global Balanced	Floating Rate	Catalyst/SMH	Total Return	Beach Income
	Income Fund	Income Strategy Fund	Fund	Income Fund	High Income Fund	Income Fund	Opportunity Fund

ASSETS:
Investment in Securities, at Cost	$32,507,734	$30,034,705	$20,479,338	$65,842,473	$27,668,895	$24,155,489	$11,945,633
Investment in Securities, at Value	$32,742,818	$30,434,347	$22,408,369	$65,278,394	$20,607,503	$17,186,305	$12,111,125
Cash	707,753	—	849,559	3,464,121	76,953	1,417,421	1,030,530
Receivable for securities sold	480,100	680,389	—	2,201,733	—	—	931,732
Receivable for Fund shares sold	25,500	143,351	12,004	53,763	—	—	39,479
Dividends and interest receivable	450,501	145,850	231,536	601,897	314,357	208,241	112,674
Futures unrealized appreciation	—	—	—	—	—	—	52,961
Deposits with Broker	—	—	—	—	—	—	243,530
Prepaid expenses and other assets	33,828	18,096	26,647	41,755	28,467	25,192	6,726
Total Assets	34,440,500	31,422,033	23,528,115	71,641,663	21,027,280	18,837,159	14,528,757

LIABILITIES:
Options written (premiums received $0, $0, $64,884, $0, $0, $0, $9,063)	—	—	47,010	—	—	—	7,500
Payable for securities purchased	1,084,036	220,176	—	3,863,650	—	548,644	3,007,031
Management fees payable	6,579	17,080	5,740	7,016	10,426	9,935	4,013
Trustee fee payable	2,850	2,536	2,841	2,617	2,718	2,859	2,852
Payable to related parties	2,490	1,433	3,371	7,341	3,695	2,603	2,975
Payable for Fund shares redeemed	—	—	1,500	177,114	3,700	—	—
Distributions payable	—	—	—	56,899	—	—	—
Futures unrealized depreciation	—	—	—	—	—	—	3,750
Compliance Officer fees payable	—	—	79	377	218	110	—
Accrued 12b-1 fees	1,653	707	6,720	27,064	10,492	9,758	404
Accrued expenses and other liabilities	21,294	17,326	24,592	20,026	24,187	23,151	24,563
Total Liabilities	1,118,902	259,258	91,853	4,162,104	55,436	597,060	3,053,088

Net Assets	$33,321,598	$31,162,775	$23,436,262	$67,479,559	$20,971,844	$18,240,099	$11,475,669

NET ASSETS CONSIST OF:
Paid in capital	$33,033,370	$30,801,668	$21,767,250	$75,629,118	$54,669,455	$40,529,166	$11,680,322
Accumulated earnings (loss)	288,228	361,107	1,669,012	(8,149,559)	(33,697,611)	(22,289,067)	(204,653)
Net Assets	$33,321,598	$31,162,775	$23,436,262	$67,479,559	$20,971,844	$18,240,099	$11,475,669

Class A
Net Assets	$2,453,349	$1,015,999	$4,131,746	$17,286,717	$9,517,304	$3,344,383	$123,032
Shares of beneficial interest outstanding (a)	256,770	91,050	354,676	1,805,689	2,511,128	773,357	12,945
Net asset value per share (Net assets/shares outstanding)	$9.55	$11.16	$11.65	$9.57	$3.79	$4.32	$9.50
Maximum offering price per share (b)	$10.03	$11.72	$12.36	$10.05	$3.98	$4.58	$9.97
Minimum redemption price per share (c)	$9.45	$11.05	$11.53	$9.47	$3.75	$4.28	$9.41

Class C
Net Assets	$1,130,783	$769,235	$6,250,832	$9,851,440	$7,069,425	$7,876,856	$199,012
Shares of beneficial interest outstanding (a)	118,298	69,097	542,522	1,032,403	1,863,397	1,822,953	21,010
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$9.56	$11.13	$11.52	$9.54	$3.79	$4.32	$9.47

Class I
Net Assets	$29,737,466	$29,377,541	$13,053,684	$40,341,402	$4,385,115	$7,018,860	$11,153,625
Shares of beneficial interest outstanding (a)	3,109,725	2,634,065	1,118,539	4,208,353	1,155,862	1,625,990	1,177,029
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$9.56	$11.15	$11.67	$9.59	$3.79	$4.32	$9.48

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 4.75% imposed on purchases of Class A shares for each Fund, excluding the Catalyst/MAP Global Balanced Fund and the Catalyst/SMH Total Return Income Fund which imposes 5.75%.

(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges (“CDSC”) on shares redeemed within two years of purchases.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations
For the Year/Period Ended June 30, 2019

			Catalyst/MAP	Catalyst/CIFC		Catalyst/SMH	Catalyst/Stone
	Catalyst Insider	Catalyst Enhanced	Global Balanced	Floating Rate	Catalyst/SMH	Total Return	Beach Income
	Income Fund	Income Strategy Fund (a)	Fund	Income Fund	High Income Fund	Income Fund	Opportunity Fund

Investment Income:
Dividend Income	$—	$—	$329,961	$86,798	$—	$620,681	$117,268
Interest Income	425,806	538,853	360,367	3,701,185	1,728,739	829,469	477,209
Foreign tax withheld	—	—	(23,865)	—	—	—	—
Total Investment Income	425,806	538,853	666,463	3,787,983	1,728,739	1,450,150	594,477

Operating Expenses:
Investment management fees	92,991	134,761	226,129	621,478	256,055	183,614	139,661
12b-1 Fees:
Class A	2,643	312	11,341	35,827	31,252	9,000	343
Class C	2,712	1,454	58,485	95,606	82,469	80,064	1,668
Registration fees	22,350	2,769	33,694	51,925	39,326	39,279	7,949
Legal fees	19,612	20,875	9,817	38,712	10,752	10,768	17,698
Administration fees	16,346	15,806	25,084	52,843	25,104	22,141	26,519
Audit fees	14,250	14,256	14,750	14,250	14,250	14,250	17,054
Trustees’ fees	10,923	7,967	10,923	10,883	10,779	10,923	10,919
Networking fees	8,078	2,103	14,467	40,891	16,673	11,497	10,367
Management services fees	7,676	4,571	10,399	19,827	11,117	9,385	7,667
Compliance officer fees	5,569	6,246	8,891	12,157	8,498	8,793	11,452
Printing expense	5,568	7,083	5,905	21,149	9,842	7,298	4,111
Custody fees	5,181	2,354	8,488	6,655	3,550	3,550	6,967
Transfer Agent fees	1,490	1,091	2,836	6,849	4,692	2,397	107
Insurance expense	—	26	747	726	1,001	902	282
Interest expense	—	—	—	2,815	—	—	—
Miscellaneous expense	1,380	2,547	2,021	5,905	2,639	2,024	2,109
Total Operating Expenses	216,769	224,221	443,977	1,038,498	527,999	415,885	264,873
Less: Expenses waived/reimbursed by Manager	(126,505)	(86,403)	(131,387)	(243,895)	(102,616)	(84,675)	(114,875)
Net Operating Expenses	90,264	137,818	312,590	794,603	425,383	331,210	149,998

Net Investment Income	335,542	401,035	353,873	2,993,380	1,303,356	1,118,940	444,479

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	90,381	(39,990)	(227,397)	(895,879)	795,228	636,862	40,163
Options purchased	—	—	—	—	—	—	(37,743)
Options written	—	—	20,784	—	—	—	(12,407)
Futures	—	—	—	—	—	—	(12,313)
Foreign currency transactions	—	—	(2,767)	—	—	—	13
Net realized gain (loss)	90,381	(39,990)	(209,380)	(895,879)	795,228	636,862	(22,287)

Net change in unrealized appreciation (depreciation) on:
Investments	206,220	399,642	789,183	315,412	(1,557,653)	(994,025)	94,615
Options purchased	—	—	—	—	—	—	651
Options written	—	—	15,490	—	—	—	1,572
Futures	—	—	—	—	—	—	48,886
Foreign currency translations	—	—	372	—	—	—	(13)
Net change in unrealized appreciation (depreciation)	206,220	399,642	805,045	315,412	(1,557,653)	(994,025)	145,711

Net Realized and Unrealized Gain (Loss) on Investments	296,601	359,652	595,665	(580,467)	(762,425)	(357,163)	123,424

Net Increase in Net Assets Resulting From Operations	$632,143	$760,687	$949,538	$2,412,913	$540,931	$761,777	$567,903

(a)	The Catalyst Enhanced Income Fund commenced operations on December 31, 2018.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets

			Catalyst Enhanced	Catalyst/MAP Global
	Catalyst Insider Income Fund		Income Strategy Fund	Balanced Fund

	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	6/30/2019 (a)	June 30, 2019	June 30, 2018
Operations:
Net investment income	$335,542	$55,749	$401,035	$353,873	$304,320
Net realized gain (loss) on investments	90,381	(10,233)	(39,990)	(209,380)	1,619,396
Net change in unrealized appreciation (depreciation) on investments	206,220	38,949	399,642	805,045	(986,650)
Net increase in net assets resulting from operations	632,143	84,465	760,687	949,538	937,066

Distributions to Shareholders from:
Net investment income
Class A	—	(18,912)	—	—	(98,885)
Class C	—	(3,008)	—	—	(76,678)
Class I	—	(33,427)	—	—	(242,434)
Net realized gains
Class A	—	—	—	—	(74,637)
Class C	—	—	—	—	(86,501)
Class I	—	—	—	—	(147,482)
Return of capital
Class A	—	—	—	(6,832)	—
Class C	—	—	—	(5,611)	—
Class I	—	—	—	(29,367)	—
Total Distributions *
Class A	(27,445)	—	(8,934)	(330,884)	—
Class C	(5,307)	—	(7,318)	(377,826)	—
Class I	(292,812)	—	(406,880)	(911,696)	—
Total distributions to shareholders	(325,564)	(55,347)	(423,132)	(1,662,216)	(726,617)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	2,579,697	20,000	1,016,370	1,086,097	1,200,993
Class C	1,096,081	3,362	766,999	1,345,879	1,533,352
Class I	29,071,168	1,666,464	32,581,775	3,514,790	6,708,175
Reinvestment of distributions
Class A	21,272	13,386	7,958	288,941	143,041
Class C	5,018	2,591	6,296	327,838	137,288
Class I	243,201	26,891	351,808	799,756	326,576
Cost of shares redeemed
Class A	(319,645)	(1,448,694)	(1,334)	(2,401,118)	(8,468,731)
Class C	(19,984)	(375,580)	(2,110)	(1,165,528)	(1,984,427)
Class I	(2,023,251)	(16,673)	(3,902,542)	(2,908,405)	(1,158,463)
Net increase (decrease) in net assets from share transactions of beneficial interest	30,653,557	(108,253)	30,825,220	888,250	(1,562,196)

Total Increase (Decrease) in Net Assets	30,960,136	(79,135)	31,162,775	175,572	(1,351,747)

Net Assets:
Beginning of year/period	2,361,462	2,440,597	—	23,260,690	24,612,437
End of year/period**	$33,321,598	$2,361,462	$31,162,775	$23,436,262	$23,260,690

Share Activity:
Class A
Shares Sold	273,178	2,128	90,437	93,003	99,295
Shares Reinvested	2,243	1,439	713	25,761	11,803
Shares Redeemed	(33,685)	(155,810)	(100)	(206,056)	(702,058)
Net increase (decrease) in shares of Beneficial interest	241,736	(152,243)	91,050	(87,292)	(590,960)

Class C
Shares Sold	115,496	362	68,721	120,647	127,976
Shares Reinvested	528	279	565	29,630	11,433
Shares Redeemed	(2,132)	(40,310)	(189)	(101,383)	(165,242)
Net increase (decrease) in shares of Beneficial interest	113,892	(39,669)	69,097	48,894	(25,833)

Class I
Shares Sold	3,065,956	179,179	2,950,778	302,169	554,315
Shares Reinvested	25,608	2,882	31,527	71,127	26,902
Shares Redeemed	(214,062)	(1,790)	(348,240)	(249,860)	(94,987)
Net increase in shares of Beneficial interest	2,877,502	180,271	2,634,065	123,436	486,230

*	Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Period includes accumulated net investment income (loss) of $780 for Catalyst Insider Income and ($114,605) for Catalyst/MAP Global Balanced as of June 30, 2018.

(a)	The Catalyst Enhanced Income Fund commenced operations on December 31, 2018.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/CIFC Floating
	Rate Income Fund		Catalyst/SMH High Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Operations:
Net investment income	$2,993,380	$1,290,678	$1,303,356	$1,631,165
Net realized gain (loss) on investments	(895,879)	(669,487)	795,228	315,694
Net change in unrealized appreciation/ (depreciation) on investments	315,412	1,188,872	(1,557,653)	222,814
Net increase in net assets resulting from operations	2,412,913	1,810,063	540,931	2,169,673

Distributions to Shareholders from:
Net investment income
Class A	—	(328,743)	—	(849,932)
Class C	—	(269,613)	—	(460,733)
Class I	—	(637,082)	—	(330,583)
Total Distributions *
Class A	(668,783)	—	(657,616)	—
Class C	(366,472)	—	(382,859)	—
Class I	(1,880,015)	—	(278,478)	—

Total distributions to shareholders	(2,915,270)	(1,235,438)	(1,318,953)	(1,641,248)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	8,981,436	7,288,712	2,431,532	4,251,889
Class C	4,428,947	3,748,766	1,401,600	903,461
Class I	51,264,161	28,592,210	1,686,271	4,231,575
Reinvestment of distributions
Class A	492,708	237,896	338,597	449,429
Class C	295,397	226,155	212,728	268,807
Class I	1,471,421	595,827	147,246	158,401
Cost of shares redeemed
Class A	(4,157,798)	(2,454,964)	(7,772,531)	(10,333,696)
Class C	(4,254,278)	(2,318,616)	(3,493,729)	(2,745,988)
Class I	(41,982,046)	(10,198,772)	(2,417,734)	(11,400,288)
Net increase (decrease) in net assets from share transactions of beneficial interest	16,539,948	25,717,214	(7,466,020)	(14,216,410)

Total Increase (Decrease) in Net Assets	16,037,591	26,291,839	(8,244,042)	(13,687,985)

Net Assets:
Beginning of year	51,441,968	25,150,129	29,215,886	42,903,871
End of year**	$67,479,559	$51,441,968	$20,971,844	$29,215,886

Share Activity:
Class A
Shares Sold	940,057	754,547	640,239	1,071,440
Shares Reinvested	51,594	24,882	88,182	113,968
Shares Redeemed	(435,538)	(255,981)	(2,012,402)	(2,627,302)
Net increase (decrease) in shares of Beneficial interest	556,113	523,448	(1,283,981)	(1,441,894)

Class C
Shares Sold	465,652	392,266	362,171	230,191
Shares Reinvested	31,033	23,764	55,468	68,041
Shares Redeemed	(447,594)	(243,981)	(904,692)	(695,452)
Net increase (decrease) in shares of Beneficial interest	49,091	172,049	(487,053)	(397,220)

Class I
Shares Sold	5,341,239	2,958,734	437,342	1,068,498
Shares Reinvested	153,886	62,227	38,452	40,105
Shares Redeemed	(4,407,547)	(1,064,298)	(633,025)	(2,921,869)
Net increase (decrease) in shares of Beneficial interest	1,087,578	1,956,663	(157,231)	(1,813,266)

*	Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes accumulated net investment income of $57,609 for Catalyst/CIFC Floating Rate Income and $6,838 for Catalyst/SMH High Income as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/SMH Total		Catalyst/Stone Beach
	Return Income Fund		Income Opportunity Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Operations:
Net investment income	$1,118,940	$1,482,274	$444,479	$216,377
Net realized gain (loss) on investments	636,862	46,696	(22,287)	(35,638)
Net change in unrealized appreciation (depreciation) on investments	(994,025)	(372,591)	145,711	(953)
Net increase in net assets resulting from operations	761,777	1,156,379	567,903	179,786

Distributions to Shareholders from:
Net investment income
Class A	—	(300,533)	—	(6,745)
Class C	—	(522,178)	—	(5,034)
Class I	—	(550,504)	—	(206,650)
Total Distributions *
Class A	(210,580)	—	(7,373)	—
Class C	(406,484)	—	(7,966)	—
Class I	(409,670)	—	(646,179)	—

Total distributions to shareholders	(1,026,734)	(1,373,215)	(661,518)	(218,429)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	455,922	3,327,427	—	97,113
Class C	514,553	433,276	51,922	186,898
Class I	1,475,891	3,131,593	6,251,040	6,051,824
Reinvestment of distributions
Class A	99,745	151,091	6,046	6,156
Class C	330,558	434,992	7,966	5,005
Class I	134,134	206,764	605,211	185,920
Cost of shares redeemed
Class A	(1,297,403)	(8,081,479)	(50,923)	(593,905)
Class C	(1,075,009)	(2,369,046)	(50,290)	(178,409)
Class I	(1,787,537)	(6,029,325)	(4,137,981)	(1,746,975)
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,149,146)	(8,794,707)	2,682,991	4,013,627

Total Increase (Decrease) in Net Assets	(1,414,103)	(9,011,543)	2,589,376	3,974,984

Net Assets:
Beginning of year	19,654,202	28,665,745	8,886,293	4,911,309
End of year**	$18,240,099	$19,654,202	$11,475,669	$8,886,293

Share Activity:
Class A
Shares Sold	106,538	725,499	—	10,066
Shares Reinvested	23,250	33,548	640	638
Shares Redeemed	(304,813)	(1,778,860)	(5,372)	(61,460)
Net decrease in shares of Beneficial interest	(175,025)	(1,019,813)	(4,732)	(50,756)

Class C
Shares Sold	121,172	94,700	5,558	19,335
Shares Reinvested	77,211	96,607	847	521
Shares Redeemed	(248,927)	(529,956)	(5,291)	(18,579)
Net increase (decrease) in shares of Beneficial interest	(50,544)	(338,649)	1,114	1,277

Class I
Shares Sold	348,724	698,841	658,640	629,034
Shares Reinvested	31,367	45,821	64,305	19,355
Shares Redeemed	(416,131)	(1,320,397)	(438,451)	(181,513)
Net increase (decrease) in shares of Beneficial interest	(36,040)	(575,735)	284,494	466,876

*	Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes accumulated net investment income of ($65,596) for Catalyst/SMH Total Return Income and $122,999 for Catalyst/Stone Beach Income Opportunity as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015 (A)

Net asset value, beginning of year/period	$9.38	$9.27	$9.14	$9.59	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.26	0.20	0.19	0.21	0.18
Net realized and unrealized gain (loss) on investments	0.12	0.10	0.11	(0.45)	(0.42)
Total from investment operations	0.38	0.30	0.30	(0.24)	(0.24)

LESS DISTRIBUTIONS:
From net investment income	(0.21)	(0.19)	(0.17)	(0.21)	(0.17)
Total distributions	(0.21)	(0.19)	(0.17)	(0.21)	(0.17)

Net asset value, end of year/period	$9.55	$9.38	$9.27	$9.14	$9.59

Total return (C)	4.06%	3.28%	3.29%	(2.47)%	(2.32	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$2,453	$141	$1,551	$386	$413
Ratios to average net assets
Expenses, before waiver and reimbursement	2.12%	4.17%	6.09%	7.88%	14.20	% (E)
Expenses, net waiver and reimbursement	1.00%	1.00%	1.11%	1.45%	1.45	% (E)
Net investment Income (loss), before waiver and reimbursement	1.67%	(1.07)%	(2.96)%	(4.13)%	(10.73	)% (E)
Net investment income, net waiver and reimbursement	2.79%	2.10%	2.01%	2.34%	2.02	% (E)
Portfolio turnover rate	126%	34%	35%	52%	58	% (D)

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015 (A)

Net asset value, beginning of year/period	$9.37	$9.25	$9.14	$9.59	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.19	0.13	0.13	0.15	0.10
Net realized and unrealized gain (loss) on investments	0.14	0.11	0.09	(0.45)	(0.40)
Total from investment operations	0.33	0.24	0.22	(0.30)	(0.30)

LESS DISTRIBUTIONS:
From net investment income	(0.14)	(0.12)	(0.11)	(0.15)	(0.11)
Total distributions	(0.14)	(0.12)	(0.11)	(0.15)	(0.11)

Net asset value, end of year/period	$9.56	$9.37	$9.25	$9.14	$9.59

Total return (C)	3.51%	2.63%	2.45%	(3.16)%	(2.94	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$1,131	$41	$408	$90	$29
Ratios to average net assets
Expenses, before waiver and reimbursement	2.87%	4.92%	6.84%	8.63%	14.95	% (E)
Expenses, net waiver and reimbursement	1.75%	1.75%	1.86%	2.20%	2.20	% (E)
Net investment income( loss), before waiver and reimbursement	0.87%	(1.85)%	(3.72)%	(4.79)%	(11.66	)% (E)
Net investment income, net waiver and reimbursement	1.99%	1.32%	1.36%	1.68%	1.09	% (E)
Portfolio turnover rate	126%	34%	35%	52%	58	% (D)

(A)	The Catalyst Insider Income Fund Class A, Class C and Class I shares commenced operations on July 29, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015 (A)

Net asset value, beginning of year/period	$9.38	$9.27	$9.14	$9.59	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.29	0.23	0.20	0.23	0.19
Net realized and unrealized gain (loss) on investments	0.13	0.10	0.12	(0.45)	(0.40)
Total from investment operations	0.42	0.33	0.32	(0.22)	(0.21)

LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.22)	(0.19)	(0.23)	(0.20)
Total distributions	(0.24)	(0.22)	(0.19)	(0.23)	(0.20)

Net asset value, end of year/period	$9.56	$9.38	$9.27	$9.14	$9.59

Total return (C)	4.49%	3.65%	3.52%	(2.22)%	(2.10	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$29,737	$2,179	$482	$208	$335
Ratios to average net assets
Expenses, before waiver and reimbursement	1.87%	4.42%	5.84%	7.63%	13.95	% (E)
Expenses, net waiver and reimbursement	0.75%	0.75%	0.86%	1.20%	1.20	% (E)
Net investment Income (loss), before waiver and reimbursement	1.89%	(1.19)%	(3.29)%	(3.77)%	(10.58	)% (E)
Net investment income, net waiver and reimbursement	3.01%	2.48%	2.18%	2.55%	2.17	% (E)
Portfolio turnover rate	126%	34%	35%	52%	58	% (D)

(A)	The Catalyst Insider Income Fund Class A, Class C and Class I shares commenced operations on July 29, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Enhanced Income Strategy Fund
Financial Highlights

For a Share Outstanding Throughout the Period

	Class A
	For the
	Period Ended
	June 30, 2019 (A)

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.27
Net realized and unrealized gain on investments	1.06
Total from investment operations	1.33

LESS DISTRIBUTIONS:
From net investment income	(0.17)
Total distributions	(0.17)

Net asset value, end of period	$11.16

Total return (C)	13.28	% (D,E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,016
Ratios to average net assets
Expenses, before waiver and reimbursement	2.71	% (F)
Expenses, net waiver and reimbursement	1.75	% (F)
Net investment income, before waiver and reimbursement	3.77	% (F)
Net investment income, net waiver and reimbursement	4.73	% (F)
Portfolio turnover rate	42	% (E)

	Class C
	For the
	Period Ended
	June 30, 2019 (A)

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.22
Net realized and unrealized gain on investments	1.05
Total from investment operations	1.27

LESS DISTRIBUTIONS:
From net investment income	(0.14)
Total distributions	(0.14)

Net asset value, end of period	$11.13

Total return (C)	12.75	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$769
Ratios to average net assets
Expenses, before waiver and reimbursement	3.46	% (F)
Expenses, net waiver and reimbursement	2.50	% (F)
Net investment Income, before waiver and reimbursement	2.98	% (F)
Net investment income, net waiver and reimbursement	3.94	% (F)
Portfolio turnover rate	42	% (E)

(A)	The Catalyst Enhanced Income Fund Class A and Class C shares commenced operations on December 31, 2018.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Enhanced Income Strategy Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout the Period

	Class I
	For the
	Period Ended
	June 30, 2019 (A)

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.25
Net realized and unrealized gain on investments	1.08
Total from investment operations	1.33

LESS DISTRIBUTIONS:
From net investment income	(0.18)
Total distributions	(0.18)

Net asset value, end of period	$11.15

Total return (C)	13.32	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$29,378
Ratios to average net assets
Expenses, before waiver and reimbursement	2.46	% (E)
Expenses, net waiver and reimbursement	1.50	% (E)
Net investment income, before waiver and reimbursement	3.47	% (E)
Net investment income, net waiver and reimbursement	4.43	% (E)
Portfolio turnover rate	42	% (D)

(A)	The Catalyst Enhanced Income Fund Class I shares commenced operations on December 31, 2018.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Balanced Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$12.06	$11.96	$11.42	$11.50	$12.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.18	0.14	0.21	0.16	0.17
Net realized and unrealized gain (loss) on investments	0.29	0.35	0.77	(0.05)	(0.25)
Total from investment operations	0.47	0.49	0.98	0.11	(0.08)

LESS DISTRIBUTIONS:
From return of capital	(0.02)	—	—	—	—
From net investment income	(0.16)	(0.22)	(0.21)	(0.15)	(0.16)
From net realized gains on investments	(0.70)	(0.17)	(0.23)	(0.04)	(0.35)
Total distributions	(0.88)	(0.39)	(0.44)	(0.19)	(0.51)

Net asset value, end of year	$11.65	$12.06	$11.96	$11.42	$11.50

Total return (B)	4.28%	4.10%	8.82%	1.00%	(0.57)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,132	$5,332	$12,351	$12,906	$14,233
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.90%	1.87%	1.74%	1.83%	1.76%
Expenses, net waiver and reimbursement (C)	1.31%	1.55%	1.55%	1.55%	1.55%
Net investment income, before waiver and reimbursement (C,D)	0.98%	0.84%	1.62%	1.09%	1.25%
Net investment income, net waiver and reimbursement (C,D)	1.57%	1.16%	1.81%	1.38%	1.46%
Portfolio turnover rate	38%	42%	50%	15%	48%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$11.96	$11.88	$11.36	$11.45	$12.04

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.10	0.07	0.12	0.08	0.07
Net realized and unrealized gain (loss) on investments	0.27	0.33	0.76	(0.06)	(0.22)
Total from investment operations	0.37	0.40	0.88	0.02	(0.15)

LESS DISTRIBUTIONS:
From return of capital	(0.01)	—	—	—	—
From net investment income	(0.10)	(0.15)	(0.13)	(0.07)	(0.09)
From net realized gains on investments	(0.70)	(0.17)	(0.23)	(0.04)	(0.35)
Total distributions	(0.81)	(0.32)	(0.36)	(0.11)	(0.44)

Net asset value, end of year	$11.52	$11.96	$11.88	$11.36	$11.45

Total return (B)	3.45%	3.34%	7.93%	0.25%	(1.24)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,251	$5,904	$6,169	$6,843	$4,186
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.65%	2.62%	2.49%	2.58%	2.51%
Expenses, net waiver and reimbursement (C)	2.06%	2.30%	2.30%	2.30%	2.30%
Net investment income, before waiver and reimbursement (C,D)	0.31%	0.30%	0.86%	0.44%	0.43%
Net investment income, net waiver and reimbursement (C,D)	0.90%	0.62%	1.05%	0.71%	0.64%
Portfolio turnover rate	38%	42%	50%	15%	48%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Balanced Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$12.08	$11.97	$11.43	$11.51	$12.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.22	0.23	0.29	0.27	0.22
Net realized and unrealized gain (loss) on investments	0.29	0.31	0.72	(0.13)	(0.26)
Total from investment operations	0.51	0.54	1.01	0.14	(0.04)

LESS DISTRIBUTIONS:
From return of capital	(0.03)	—	—	—	—
From net investment income	(0.19)	(0.26)	(0.24)	(0.18)	(0.19)
From net realized gains on investments	(0.70)	(0.17)	(0.23)	(0.04)	(0.35)
Total distributions	(0.92)	(0.43)	(0.47)	(0.22)	(0.54)

Net asset value, end of year	$11.67	$12.08	$11.97	$11.43	$11.51

Total return (B)	4.55%	4.48%	9.05%	1.25%	(0.24)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$13,054	$12,025	$6,093	$2,481	$156
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.65%	1.62%	1.49%	1.58%	1.51%
Expenses, net waiver and reimbursement (C)	1.06%	1.25%	1.25%	1.25%	1.25%
Net investment income, before waiver and reimbursement (C,D)	1.31%	1.43%	2.14%	2.14%	1.59%
Net investment income, net waiver and reimbursement (C,D)	1.90%	1.80%	2.38%	2.32%	1.85%
Portfolio turnover rate	38%	42%	50%	15%	48%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/CIFC Floating Rate Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017		June 30, 2016		June 30, 2015

Net asset value, beginning of year	$9.61	$9.31	$8.84		$10.10		$10.63

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.46	0.41	0.34		0.45		0.53
Net realized and unrealized gain (loss) on investments	(0.07)	0.28	0.51		(1.12)		(0.53)
Total from investment operations	0.39	0.69	0.85		(0.67)		0.00

LESS DISTRIBUTIONS:
From net investment income	(0.43)	(0.39)	(0.38)		(0.41)		(0.52)
From net realized gains on investments	—	—	—		—		(0.01)
From return of capital	—	—	—		(0.18)		—
Total distributions	(0.43)	(0.39)	(0.38)		(0.59)		(0.53)

Net asset value, end of year	$9.57	$9.61	$9.31		$8.84		$10.10

Total return (B)	4.22%	7.54%	9.66	% (C)	(6.62	)% (C)	0.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$17,287	$12,004	$6,764		$6,264		$25,008
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D,E)	1.72%	1.84%	1.83%		1.77%		1.59%
Expenses, net waiver and reimbursement (D,E)	1.31%	1.40%	1.39%		1.48%		1.45%
Net investment income, before waiver and reimbursement (D,G)	4.40%	3.88%	3.24%		4.45%		5.01%
Net investment income, net waiver and reimbursement (D,G)	4.80%	4.32%	3.67%		4.74%		5.12%
Portfolio turnover rate	178%	163%	176%		44%		102%

	Class C
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017		June 30, 2016		June 30, 2015

Net asset value, beginning of year	$9.58	$9.29	$8.82		$10.07		$10.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.38	0.34	0.29		0.31		0.45
Net realized and unrealized gain (loss) on investments	(0.06)	0.27	0.49		(1.05)		(0.52)
Total from investment operations	0.32	0.61	0.78		(0.74)		(0.07)

LESS DISTRIBUTIONS:
From net investment income	(0.36)	(0.32)	(0.31)		(0.35)		(0.45)
From net realized gains on investments	—	—	—		—		(0.01)
From return of capital	—	—	—		(0.16)		—
Total distributions	(0.36)	(0.32)	(0.31)		(0.51)		(0.46)

Net asset value, end of year	$9.54	$9.58	$9.29		$8.82		$10.07

Total return (B)	3.46%	6.64%	8.88	% (C)	(7.24	)% (C)	(0.64)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,851	$9,417	$7,534		$5,284		$6,938
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D,F)	2.46%	2.59%	2.58%		2.54%		2.34%
Expenses, net waiver and reimbursement (D,F)	2.07%	2.15%	2.14%		2.22%		2.20%
Net investment income, before waiver and reimbursement (D,G)	3.59%	3.13%	2.65%		3.00%		4.21%
Net investment income, net waiver and reimbursement (D,G)	3.97%	3.59%	3.07%		3.31%		4.34%
Portfolio turnover rate	178%	163%	176%		44%		102%

(A) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C) Includes increase from payments made by affiliated parties of 0.34% and 0.53% for the A shares and 0.34% and 0.53% for the C shares for June 30, 2017 and 2016 related to the pricing errors reimbursement. Without these transactions, total return would have been 9.32% and (7.15)% for the A shares and 8.54% and (7.77)% for the C shares for June 30, 2017 and 2016.

(D) The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(E) Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	1.71%	1.79%	1.78%		1.70%		1.59%
Expenses, net waiver and reimbursement	1.31%	1.35%	1.35%		1.41%		1.45%

(F) Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	2.45%	2.57%	2.52%		2.46%		2.34%
Expenses, net waiver and reimbursement	2.06%	2.10%	2.10%		2.15%		2.20%

(G) Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/CIFC Floating Rate Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the		For the	For the		For the		For the
	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended
	June 30, 2019		June 30, 2018	June 30, 2017		June 30, 2016		June 30, 2015

Net asset value, beginning of year	$9.62		$9.32	$8.84		$10.09		$10.63

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.48		0.44	0.42		0.50		0.55
Net realized and unrealized gain (loss) on investments	(0.05)		0.27	0.46		(1.13)		(0.53)
Total from investment operations	0.43		0.71	0.88		(0.63)		0.02

LESS DISTRIBUTIONS:
From net investment income	(0.46)		(0.41)	(0.40)		(0.43)		(0.55)
From net realized gains on investments	—		—	—		—		(0.01)
From return of capital	—		—	—		(0.19)		—
Total distributions	(0.46)		(0.41)	(0.40)		(0.62)		(0.56)

Net asset value, end of year	$9.59		$9.62	$9.32		$8.84		$10.09

Total return (B)	4.58	% (G)	7.79%	10.05	% (C)	(6.27	)% (C)	0.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$40,341		$30,021	$10,853		$4,272		$31,640
Ratios to average net assets
Expenses, before waiver and reimbursement (D,E)	1.46%		1.56%	1.58%		1.47%		1.34%
Expenses, net waiver and reimbursement (D,E)	1.07%		1.15%	1.14%		1.22%		1.20%
Net investment income, before waiver and reimbursement (D,F)	4.65%		4.14%	4.17%		4.94%		5.24%
Net investment income, net waiver and reimbursement (D,F)	5.03%		4.55%	4.54%		5.19%		5.38%
Portfolio turnover rate	178%		163%	176%		44%		102%

(A) Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C) Includes increase from payments made by affiliated parties of 0.34% and 0.64% related to the pricing errors reimbursement for June 31, 2017 and 2016. Without these transactions, total return would have been 9.71% and (6.91)% for June 30, 2017 and 2016.

(D) The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(E) Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement	1.45%		1.51%	1.47%		1.41%		1.34%
Expenses, net waiver and reimbursement	1.06%		1.10%	1.10%		1.16%		1.20%

(F) Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(G) Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH High Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016		June 30, 2015

Net asset value, beginning of year	$3.92	$3.86	$3.45	$4.20		$5.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.20	0.21	0.23	0.31		0.35
Net realized and unrealized gain (loss) on investments	(0.12)	0.06	0.40	(0.74)		(1.43)
Total from investment operations	0.08	0.27	0.63	(0.43)		(1.08)

LESS DISTRIBUTIONS:
From net investment income	(0.21)	(0.21)	(0.22)	(0.31)		(0.36)
From return of capital	—	—	—	(0.01)		(0.02)
Total distributions	(0.21)	(0.21)	(0.22)	(0.32)		(0.38)

Net asset value, end of year	$3.79	$3.92	$3.86	$3.45		$4.20

Total return (B)	2.09%	7.07%	18.61%	(9.27	)% (C)	(19.76	)% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,517	$14,858	$20,214	$15,250		$16,435
Ratios to average net assets
Expenses, before waiver and reimbursement	1.87%	1.78%	1.55%	1.76%		1.57%
Expenses, net waiver and reimbursement	1.47%	1.45%	1.45%	1.45%		1.45%
Net investment income, before waiver and reimbursement	4.70%	4.88%	5.85%	9.10%		6.80%
Net investment income, net waiver and reimbursement	5.10%	5.21%	5.94%	9.40%		6.93%
Portfolio turnover rate	28%	19%	85%	26%		42%

	Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016		June 30, 2015

Net asset value, beginning of year	$3.92	$3.86	$3.46	$4.20		$5.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.18	0.18	0.20	0.28		0.30
Net realized and unrealized gain (loss) on investments	(0.13)	0.06	0.39	(0.72)		(1.42)
Total from investment operations	0.05	0.24	0.59	(0.44)		(1.12)

LESS DISTRIBUTIONS:
From net investment income	(0.18)	(0.18)	(0.19)	(0.29)		(0.32)
From return of capital	—	—	—	(0.01)		(0.02)
Total distributions	(0.18)	(0.18)	(0.19)	(0.30)		(0.34)

Net asset value, end of year	$3.79	$3.92	$3.86	$3.46		$4.20

Total return (B)	1.33%	6.26%	17.38%	(9.70	)% (C)	(20.36	)% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,069	$9,212	$10,615	$11,644		$14,228
Ratios to average net assets
Expenses, before waiver and reimbursement	2.62%	2.53%	2.30%	2.51%		2.32%
Expenses, net waiver and reimbursement	2.22%	2.20%	2.20%	2.20%		2.20%
Net investment income, before waiver and reimbursement	4.30%	4.13%	5.13%	8.13%		5.97%
Net investment income, net waiver and reimbursement	4.70%	4.46%	5.23%	8.44%		6.10%
Portfolio turnover rate	28%	19%	85%	26%		42%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH High Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016		June 30, 2015

Net asset value, beginning of year	$3.92	$3.86	$3.46	$4.20		$5.67

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.22	0.22	0.23	0.32		0.36
Net realized and unrealized gain (loss) on investments	(0.13)	0.06	0.40	(0.73)		(1.44)
Total from investment operations	0.09	0.28	0.63	(0.41)		(1.08)

LESS DISTRIBUTIONS:
From net investment income	(0.22)	(0.22)	(0.23)	(0.32)		(0.37)
From return of capital	—	—	—	(0.01)		(0.02)
Total distributions	(0.22)	(0.22)	(0.23)	(0.33)		(0.39)

Net asset value, end of year	$3.79	$3.92	$3.86	$3.46		$4.20

Total return (B)	2.35%	7.34%	18.56%	(8.77	)% (C)	(19.70	)% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,385	$5,146	$12,075	$3,398		$2,276
Ratios to average net assets
Expenses, before waiver and reimbursement	1.62%	1.53%	1.30%	1.51%		1.32%
Expenses, net waiver and reimbursement	1.22%	1.20%	1.20%	1.20%		1.20%
Net investment income, before waiver and reimbursement	5.35%	5.13%	5.95%	9.62%		7.40%
Net investment income, net waiver and reimbursement	5.76%	5.46%	6.03%	9.92%		7.52%
Portfolio turnover rate	28%	19%	85%	26%		42%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$4.39	$4.47	$3.75	$4.57	$6.15

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.27	0.29	0.26	0.27	0.34
Net realized and unrealized gain (loss) on investments	(0.09)	(0.09)	0.72	(0.78)	(1.58)
Total from investment operations	0.18	0.20	0.98	(0.51)	(1.24)

LESS DISTRIBUTIONS:
From net investment income	(0.25)	(0.28)	(0.22)	(0.26)	(0.29)
From return of capital	—	—	(0.04)	(0.05)	(0.05)
Total distributions	(0.25)	(0.28)	(0.26)	(0.31)	(0.34)

Net asset value, end of year	$4.32	$4.39	$4.47	$3.75	$4.57

Total return (B)	4.33%	4.56%	26.47%	(10.60)%	(20.68	)% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,344	$4,161	$8,799	$4,660	$8,674
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.03%	1.84%	1.76%	1.91%	1.60%
Expenses, net waiver and reimbursement (C)	1.57%	1.55%	1.55%	1.56%	1.55%
Net investment income, before waiver and reimbursement (C,D)	5.83%	6.21%	5.77%	7.05%	6.12%
Net investment income, net waiver and reimbursement (C,D)	6.29%	6.51%	5.98%	7.39%	6.17%
Portfolio turnover rate	30%	11%	32%	4%	42%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$4.38	$4.47	$3.75	$4.57	$6.15

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.24	0.27	0.22	0.25	0.30
Net realized and unrealized gain (loss) on investments	(0.08)	(0.11)	0.72	(0.79)	(1.58)
Total from investment operations	0.16	0.16	0.94	(0.54)	(1.28)

LESS DISTRIBUTIONS:
From net investment income	(0.22)	(0.25)	(0.19)	(0.23)	(0.25)
From return of capital	—	—	(0.03)	(0.05)	(0.05)
Total distributions	(0.22)	(0.25)	(0.22)	(0.28)	(0.30)

Net asset value, end of year	$4.32	$4.38	$4.47	$3.75	$4.57

Total return (B)	3.79%	3.56%	25.56%	(11.29)%	(21.28	)% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,877	$8,213	$9,881	$8,413	$13,088
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.78%	2.59%	2.51%	2.65%	2.35%
Expenses, net waiver and reimbursement (C)	2.32%	2.30%	2.30%	2.30%	2.30%
Net investment income, before waiver and reimbursement (C,D)	5.08%	5.60%	4.89%	6.29%	5.45%
Net investment income, net waiver and reimbursement (C,D)	5.54%	5.90%	5.11%	6.64%	5.50%
Portfolio turnover rate	30%	11%	32%	4%	42%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$4.38	$4.46	$3.74	$4.56	$6.14

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.29	0.31	0.26	0.28	0.36
Net realized and unrealized gain (loss) on investments	(0.09)	(0.10)	0.72	(0.79)	(1.58)
Total from investment operations	0.20	0.21	0.98	(0.51)	(1.22)

LESS DISTRIBUTIONS:
From net investment income	(0.26)	(0.29)	(0.23)	(0.26)	(0.31)
From return of capital	—	—	(0.03)	(0.05)	(0.05)
Total distributions	(0.26)	(0.29)	(0.26)	(0.31)	(0.36)

Net asset value, end of year	$4.32	$4.38	$4.46	$3.74	$4.56

Total return (B)	4.84%	4.85%	26.83%	(10.40)%	(20.51	)% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,019	$7,279	$9,986	$5,813	$7,321
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.78%	1.59%	1.51%	1.65%	1.35%
Expenses, net waiver and reimbursement (C)	1.32%	1.30%	1.30%	1.30%	1.30%
Net investment income, before waiver and reimbursement (C,D)	6.19%	6.59%	5.92%	7.26%	6.80%
Net investment income, net waiver and reimbursement (C,D)	6.65%	6.88%	6.13%	7.64%	6.86%
Portfolio turnover rate	30%	11%	32%	4%	42%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Stone Beach Income Opportunity Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015 (A)

Net asset value, beginning of year/period	$9.58	$9.58	$9.84	$10.10	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.39	0.22	0.31	0.32	0.19
Net realized and unrealized gain (loss) on investments	0.06	0.02	(C)	(0.24)	(0.26)	0.10	(C)
Total from investment operations	0.45	0.24	0.07	0.06	0.29

LESS DISTRIBUTIONS:
From net investment income	(0.53)	(0.24)	(0.21)	(0.27)	(0.19)
From return of capital	—	—	(0.12)	(0.05)	—
Total distributions	(0.53)	(0.24)	(0.33)	(0.32)	(0.19)

Net asset value, end of year/period	$9.50	$9.58	$9.58	$9.84	$10.10

Total return (D)	4.89%	2.48%	0.69%	0.64%	2.95	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$123	$169	$656	$132	$372
Ratios to average net assets
Expenses, before waiver and reimbursement	2.60%	2.75%	3.16%	3.93%	6.56	% (F)
Expenses, net waiver and reimbursement	1.57%	1.55%	1.55%	1.55%	1.55	% (F)
Net investment income (loss), before waiver and reimbursement	3.03%	1.08%	1.67%	0.76%	(1.61	)% (F)
Net investment income, net waiver and reimbursement	4.07%	2.30%	3.13%	3.31%	3.41	% (F)
Portfolio turnover rate (G,H)	168%	369%	41%	78%	19	% (E)

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015 (A)

Net asset value, beginning of year/period	$9.55	$9.57	$9.83	$10.08	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.32	0.17	0.21	0.23	0.18
Net realized and unrealized gain (loss) on investments	0.06	(0.02)	(0.22)	(0.23)	0.05	(C)
Total from investment operations	0.38	0.15	(0.01)	0.00	0.23

LESS DISTRIBUTIONS:
From net investment income	(0.46)	(0.17)	(0.16)	(0.22)	(0.15)
From return of capital	—	—	(0.09)	(0.03)	—
Total distributions	(0.46)	(0.17)	(0.25)	(0.25)	(0.15)

Net asset value, end of year/period	$9.47	$9.55	$9.57	$9.83	$10.08

Total return (D)	4.14	% (I)	1.59%	(0.08)%	0.02%	2.31	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$199	$190	$178	$207	$42
Ratios to average net assets
Expenses, before waiver and reimbursement	3.35%	3.50%	3.91%	4.68%	7.31	% (F)
Expenses, net waiver and reimbursement	2.32%	2.30%	2.30%	2.30%	2.30	% (F)
Net investment income (loss), before waiver and reimbursement	2.38%	0.54%	0.54%	(0.04)%	(2.36	)% (F)
Net investment income, net waiver and reimbursement	3.40%	1.74%	2.16%	2.38%	2.66	% (F)
Portfolio turnover rate (G,H)	168%	369%	41%	78%	19	% (E)

(A)	The Catalyst/Stone Beach Income Opportunity Fund Class A and Class C shares commenced operations on November 20, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30,2018 and June 30, 2015 primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Not annualized.

(F)	Annualized.

(G)	The portfolio turnover rate excludes dollar roll transactions for the year ended June 30, 2018. If these were included in the calculation the turnover percentage would be 851%.

(H)	The portfolio turnover rate excludes dollar roll transactions for the year ended June 30, 2019. If these were included in the calculation the turnover percentage would be 242%.

(I)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Stone Beach Income Opportunity Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015 (A)

Net asset value, beginning of year/period	$9.55	$9.58	$9.84	$10.09	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.42	0.27	0.32	0.31	0.23
Net realized and unrealized gain (loss) on investments	0.07	(0.03)	(0.23)	(0.21)	0.07	(C)
Total from investment operations	0.49	0.24	0.09	0.10	0.30

LESS DISTRIBUTIONS:
From net investment income	(0.56)	(0.27)	(0.23)	(0.30)	(0.21)
From return of capital	—	—	(0.12)	(0.05)	—
Total distributions	(0.56)	(0.27)	(0.35)	(0.35)	(0.21)

Net asset value, end of year/period	$9.48	$9.55	$9.58	$9.84	$10.09

Total return (D)	5.28%	2.48%	0.93%	1.01%	3.00	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$11,154	$8,527	$4,077	$4,213	$1,910
Ratios to average net assets
Expenses, before waiver and reimbursement	2.35%	2.50%	2.91%	3.68%	6.31	% (F)
Expenses, net waiver and reimbursement	1.32%	1.30%	1.30%	1.30%	1.30	% (F)
Net investment income (loss), before waiver and reimbursement	3.42%	1.64%	1.67%	0.82%	(1.36	)% (F)
Net investment income, net waiver and reimbursement	4.44%	2.84%	3.27%	3.19%	3.66	% (F)
Portfolio turnover rate (G,H)	168%	369%	41%	78%	19	% (E)

(A)	The Catalyst/Stone Beach Income Opportunity Fund Class I shares commenced operations on November 20, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended June 30, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Not annualized.

(F)	Annualized.

(G)	The portfolio turnover rate excludes dollar roll transactions for the year ended June 30, 2018. If these were included in the calculation the turnover percentage would be 851%.

(H)	The portfolio turnover rate excludes dollar roll transactions for the year ended June 30, 2019. If these were included in the calculation the turnover percentage would be 242%.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS
June 30, 2019	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-nine series. These financial statements include the following seven series set forth below (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Fund	Sub-Advisor	Primary Objective
Catalyst Insider Income (“Insider Income”)		Current income
Catalyst Enhanced Income Strategy (“Enhanced Income”)	Wynkoop, LLC	Current income
Catalyst/MAP Global Balanced (“Global Balanced”)	Managed Asset Portfolios, LLC (“MAP”)	Total return which consists of current income and capital appreciation
Catalyst/ CIFC Floating Rate Income (“Floating Rate Income”)	CIFC Investment Management, LLC	Current income
Catalyst/SMH High Income (“High Income”)	SMH Capital Advisors LLC (“SMH”)	Income with capital appreciation as secondary objective
Catalyst/SMH Total Return Income (“Total Return Income”)	SMH	Income and capital appreciation
Catalyst/Stone Beach Income Opportunity (“Income Opportunity”)	Stone Beach Investment Management, LLC	Current income

The Funds are registered as non-diversified except Global Balanced, Floating Rate Income and Income Opportunity, which are diversified.

Effective November 1, 2018 the Catalyst Floating Rate Income Fund changed its name to Catalyst/ CIFC Floating Rate Income Fund.

As of June 30, 2019, each Fund offers Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

a) Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “open-end funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of Directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2019 for each Fund’s assets and liabilities measured at fair value:

Insider Income
Assets(a)	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$28,620,928	$—	$28,620,928
Convertible Bonds	—	4,121,890	—	4,121,890
Total Assets	$—	$32,742,818	$—	$32,742,818

Enhanced Income
Assets(a)	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$—	$26,771,069	$—	$26,771,069
U.S. Government Agency Obligations	—	2,905,513	—	2,905,513
Short-Term Investment	757,765	—	—	757,765
Total Assets	$757,765	$29,676,582	$—	$30,434,347

Global Balanced
Assets(a)	Level 1	Level 2	Level 3	Total
Closed-End Fund	$310,905	$—	$—	$310,905
Common Stock	11,685,238	—	—	11,685,238
Corporate Bonds	—	9,953,774	—	9,953,774
Convertible Bonds	—	458,452	—	458,452
Total Assets	$11,996,143	$10,412,226	$—	$22,408,369
Liabilities(a)
Call Options Written	$16,260	$30,750	$—	$47,010
Total Liabilities	$16,260	$30,750	$—	$47,010

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

Floating Rate Income
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$93,100	$—	$—	$93,100
Exchange Traded Fund	1,699,500	—	—	1,699,500
Corporate Bonds	—	5,233,188	—	5,233,188
Collateralized Loan Obligations	—	2,872,597	—	2,872,597
Bank Loans	—	55,380,009	—	55,380,009
Total Assets	$1,792,600	$63,485,794	$—	$65,278,394

High Income
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$—	$—	$—	$—
Convertible Bonds	—	2,391,918	—	2,391,918
Corporate Bonds	—	18,215,585	0	18,215,585
Total Assets	$—	$20,607,503	$0	$20,607,503

Total Return Income
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$7,474,794	$—	$0	$7,474,794
Exchanged Traded Funds	712,631	—	—	712,631
Convertible Bonds	—	1,062,964	—	1,062,964
Corporate Bonds	—	7,935,916	0	7,935,916
Total Assets	$8,187,425	$8,998,880	$0	$17,186,305

Income Opportunity
Assets(a)	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$8,189,408	$—	$8,189,408
Private Collateralized Mort. Obligations	—	3,634,717	—	3,634,717
Mortgage Notes	—	—	287,000	287,000
Total Assets	$—	$11,824,125	$287,000	$12,111,125
Derivatives
Liabilities(a)
Futures Contracts	$49,211	$—	$—	$49,211
Call Options Written	7,500	—	—	7,500
Total	$56,711	$—	$—	$56,711

Insider Income, Enhanced Income, Global Balanced and Floating Rate Income did not hold any Level 3 securities during the period. High Income, Total Return Income and Income Opportunity held level 3 securities. A reconciliation used in determining High Income’s, Total Return Income’s and Income Opportunity’s Level 3 securities is shown in the Level 3 Input table below.

(a)	Refer to the Portfolio of Investments for security classifications.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

The following is a reconciliation for which Level 3 inputs were used in determining value:

	High Income	Total Return Income	Total Return Income
	Energy	Energy Conversion	Community Choice
	Conversion	Devices, Inc.	Financial, Inc.
Beginning balance June 30, 2018	$0	$0	$0
Purchases	—	—	—
Total realized gain/(loss)	—	—	—
Change in unrealized depreciation	—	—	—
Proceeds from sale/maturities/calls	—	—	—
Capital distribution	—	—	—
Tax basis adjustment	—	—	—
Net transfers in/(out) of Level 3	—	—	—
Ending balance June 30, 2019	$0	$0	$0

Income Opportunity
Mortgage Notes
Beginning balance June 30, 2018	$767,000
Purchases	—
Total realized gain/(loss)	—
Change in unrealized depreciation	—
Proceeds from sale/maturities/calls	(480,000)
Capital distribution	—
Tax basis adjustment	—
Net transfers in/(out) of Level 3	—
Ending balance June 30, 2019	$287,000

The total change in unrealized appreciation included in the Statements of Operations attributable to Level 3 investments still held at June 30, 2019, was $0, $0, and $0, for High Income, Total Return Income, and Income Opportunity, respectively.

Quantitative disclosures of unobservable inputs and assumptions used by High Income, Total Return Income and Income Opportunity are below.

Investments in Securities:
High Income		Fair Value	Valuation Techniques	Unobservable Input
Corporate Bonds
	Energy Conversion Devices, Inc.	$0	Bankruptcy	Potential future cash payments
	Total Fair Value Securities	$0
Total Return Income
Common Stock
	Community Choice Financial, Inc.	$0	Bankruptcy	Potential future cash payments
Corporate Bonds
	Energy Conversion Devices, Inc.	0	Bankruptcy	Potential future cash payments
	Total Fair Value Securities	$0
Income Opportunity
Mortgage Notes
		$287,000	Cost Approach	No impairments
	Total Fair Value Securities	$287,000

Fair value securities as a percent of net assets at June 30, 2019, were 0.0%, 0.0% and 2.5% for High Income, Total Return Income and Income Opportunity, respectively.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

b) Accounting for Options - The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the relevant Fund’s agent in acquiring the options). For the year ended June 30, 2019, Global Balanced and Income Opportunity invested in options.

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. For the year ended June 30, 2019, only Income Opportunity invested in Futures Contracts.

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

TBA Commitments – In a mortgage-backed “to-be-announced” or “TBA” transaction, a seller agrees to deliver a mortgage back security at a future date, but does not specify the particular MBS to be delivered. Instead, the seller agrees to accept any MBS that meets specified terms. The principal risks of mortgaged backed TBA transactions are increased interest rate risk and increased overall investment exposure.

Mortgage Notes - Income Opportunity may invest in private, short-term mortgage notes. As of June 30, 2019, the mortgage note investments held represented bridge funding loans on properties in Florida, and entitle the Fund to receive returns that are typically greater than traditional fixed income investments. The Fund may purchase these Notes to gain a higher yield than traditional debt obligations. Based on the nature of these short-term mortgage notes, the valuation committee meets periodically and reviews the mortgage notes in order to determine their value. The valuation committee may review but are limited to property appraisals, loan-to-value ratios and payment history to determine the fair market value of the investments. The mortgage notes are thinly traded and for

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

this reason are valued using the Trust’s fair value policies and procedures as established by the valuation committee. For this reason, and based on the nature of the inputs, the mortgage notes have been determined to be Level 3 investments. The mortgage note investments are subject to credit and interest rate risk of the issuer. Other risks include the underlying collateral associated with the mortgage notes.

Derivatives Risk - The use of derivative instruments, such as forwards, interest rate swaps, futures and options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Credit Risk - Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk - Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk - Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk - Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2019, were as follows:

			Location of Derivatives on Statements	Fair Value of asset/liability
Fund	Derivative	Risk Type	of Assets and Liabilities	derivatives
Global Balanced	Options written	Equity	Options written	$(47,010)
			Total	$(47,010)

Income Opportunity	Futures	Interest	Net unrealized appreciation on futures contracts	$52,961
		Interest	Net unrealized depreciation on futures contracts	(3,750)
	Options written	Equity	Options written	(7,500)
			Total	$41,711

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2019, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
Global Balanced
	Options written	Equity	Net realized gain on options written	$20,784
	Options written	Equity	Net change in unrealized appreciation on options written	$15,490
			Totals	$36,274
Income Opportunity
	Options purchased	Equity	Net realized loss on options purchased	$(37,743)
	Options written	Equity	Net realized loss on options written	(12,407)
	Futures	Interest Rate	Net realized loss on futures	(12,313)
	Options purchased	Equity	Net change in unrealized appreciation on options purchased	651
	Options written	Equity	Net change in unrealized appreciation on options written	1,572
	Futures	Interest Rate	Net change in unrealized appreciation on futures	48,886
			Totals	$(11,354)

The notional value of derivative instruments outstanding as of June 30, 2019, as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The following table presents the Funds’ assets and liabilities available for offset net of collateral pledged as of June 30, 2019:

				Gross Amounts of Assets Presented in the Statements of Assets & Liabilities
		Gross Amounts of		Financial
		Recognized		Instruments		Cash Collateral	Net Amount of
	Counterparty	Assets/Liabilities		Pledged		Pledged	Assets
Global Balanced
Description of Liability:
Options Written	Pershing	$(47,010	) (1)	$47,010	(2)	$—	$—
Total		$(47,010)		$47,010		$—	$—

				Gross Amounts of Assets Presented in the Statements of Assets & Liabilities
		Gross Amounts of		Financial
		Recognized		Instruments		Cash Collateral	Net Amount of
	Counterparty	Assets/Liabilities		Pledged		Pledged	Assets
Income Opportunity
Description of Asset:
Futures Contracts	Wedbush	$52,961	(1)	$(3,750)		$—	$49,211
Total		$52,961		$(3,750)		$—	$49,211
Description of Liability:
Options Written	Wedbush	$(7,500	) (1)	$7,500	(2)	$—	$—
Total		$(7,500)		$7,500		$—	$—

(1)	Value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

c) Investment Companies – Some Funds may invest in other investment companies, including closed-end funds and exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Underlying Funds in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks,

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

but the advisor/sub-advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

d) Federal Income Tax - The Funds have qualified and/or intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the period ended June 30, 2019, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2019, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on or to be taken on Federal income tax returns for all open tax years (tax years or periods ended 2016-2018 for the Funds) or expected to be taken in 2019 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

e) Security Transactions and Investment Income - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in MLPs generally are comprised of income and return of capital. The Funds record these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

f) Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

g) Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

h) Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes each Fund’s intended dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains

Insider Income	Monthly	Annually
Enhanced Income	Monthly	Annually
Global Balanced	Quarterly	Annually
Floating Rate Income	Daily	Annually
High Income	Monthly	Annually
Total Return Income	Monthly	Annually
Income Opportunity	Monthly	Annually

i) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

j) Indemnification - The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

k) Redemption Fees and Sales Charges (loads) - A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Global Balanced and Total Return Income. A maximum sales charge of 4.75% is imposed on Class A shares of the Insider Income, Enhanced Income, Floating Rate Income, High Income and Income Opportunity. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A in the event of certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. There were no CDSC fees paid by the shareholders of Insider Income, Enhanced Income, Global Balanced, Floating Rate Income, High Income, Total Return Income and Income Opportunity.

(2)	INVESTMENT TRANSACTIONS

For the year/period ended June 30, 2019, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Insider Income	$34,011,679	$11,068,151
Enhanced Income	37,238,597	8,231,982
Global Balanced	7,827,147	7,775,121
Floating Rate Income	120,798,565	106,767,658
High Income	6,795,107	14,001,933
Total Return Income	5,002,981	6,927,863
Income Opportunity	16,828,365	15,163,271

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. The investment sub-advisors are responsible for the day-to-day management of their Fund’s portfolios. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee as shown in the below table, such fees are to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager, not the Funds.

The Manager and the Trust, with respect to the Funds have entered into Expense Limitation Agreements (the “limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) do not exceed the expense limitation shown in the table below, and is based on each Fund’s average daily net assets. The Manager shall be entitled to reimbursement by a Fund for such waived fees or reimbursed expenses provided that said reimbursement doesn’t cause the Fund’s expenses to exceed the limitation. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date of the waiver and/or reimbursement of the particular expense was incurred, if the Fund is able to make the repayment without exceeding the limitation in effect at that time of the waiver.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

For the year/period ended June 30, 2019, the Manager waived management fees and reimbursed expenses. The Manager may recapture a portion of the waived and/or reimbursed amounts. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred, no later than the dates as stated below:

									Management
					Expense Limitation				Fees Waived/
	Management	Expense Limitation			Prior to 11/1/18				Expenses
Fund	Agreement	Cl A	Cl C	Cl I	Cl A	Cl C	Cl I	Expires	Reimbursed
Insider Income ^	0.75%	1.00%	1.75%	0.75%	1.00%	1.75%	0.75%	10/31/2019	$126,505
Enhanced Income	1.50%	1.75%	2.50%	1.50%	N/A	N/A	N/A	10/31/2020	86,403
Global Balanced	1.00%	1.22%	1.97%	0.97%	1.55%	2.30%	1.25%	10/31/2019	131,387
Floating Rate Income *	1.00%	1.15%	1.90%	0.90%	1.35%	2.10%	1.10%	3/31/2020	243,895
High Income	1.00%	1.48%	2.23%	1.23%	1.45%	2.20%	1.20%	10/31/2019	102,616
Total Return Income	1.00%	1.58%	2.33%	1.33%	1.55%	2.30%	1.30%	10/31/2019	84,675
Income Opportunity	1.25%	1.58%	2.33%	1.33%	1.55%	2.30%	1.30%	10/31/2019	114,875

^	For the period of July 1, 2018 through February 28, 2019 the management fee was 1.00%.

*	For the period November 1, 2018 through March 31, 2019 the expense caps were 1.38%, 2.13% and 1.13% for class A, C and I, respectively.

	Recapture Expires
	June 30,
Fund	2020	2021	2022
Insider Income	$64,156	$86,088	$126,505
Enhanced Income	—	—	86,403
Global Balanced	47,794	80,140	131,387
Floating Rate Income	105,951	132,914	243,895
High Income	42,314	107,137	102,616
Total Return Income	49,071	68,348	84,675
Income Opportunity	71,302	93,262	114,875

A Trustee and Officer of the Trust is also the controlling member of MFund Services LLC and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares. Alt Fund Distributors LLC, acts as a wholesale marketing and distribution agent for the Funds. As compensation for these services, Alt Fund Distributors is entitled to reimbursement, through the Funds’ Rule 12b-1 Plan, of expenses attributable to sales of Fund shares including marketing materials, broker commission financing costs, and wholesaling fees.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

For the year/period ended June 30, 2019, the 12b-1 expenses accrued by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Insider Income	$2,643	$2,712
Enhanced Income	312	1,454
Global Balanced	11,341	58,485
Floating Rate Income	35,827	95,606
High Income	31,252	82,469
Total Return Income	9,000	80,064
Income Opportunity	343	1,668

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), MFund provides the Funds with various management and administrative services (the “Management services Agreement”). For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement.

Pursuant to the Management Services Agreement, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement. The amounts due to MFund at June 30, 2019 for management and chief compliance officer services accrued for the period are shown in the Statements of Operations under “Management services fees payable” and “Compliance officer fees.”

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) - an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of the Distributor and GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC and its affiliated companies including Blu Giant, LLC (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

(4)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
Insider Income	$32,512,229	$275,737	$(45,148)	$230,589
Enhanced Income	30,034,846	849,847	(450,346)	399,501
Global Balanced	20,481,991	2,841,818	(962,450)	1,879,368
Floating Rate Income	65,852,420	271,982	(846,008)	(574,026)
High Income	27,678,247	597,010	(7,667,754)	(7,070,744)
Total Return Income	24,424,496	1,021,236	(8,259,427)	(7,238,191)
Income Opportunity	11,971,219	407,118	(225,501)	181,617

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years/period ended June 30, 2019 and June 30, 2018 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2019	Income	Capital Gains	Capital	Total
Insider Income	$325,564	$—	$—	$325,564
Enhanced Income	423,132	—	—	423,132
Global Balanced	308,802	1,311,604	41,810	1,662,216
Floating Rate Income	2,915,270	—	—	2,915,270
High Income	1,318,953	—	—	1,318,953
Total Return Income	1,026,734	—	—	1,026,734
Income Opportunity	636,319	—	25,199	661,518

For fiscal year ended	Ordinary	Long-Term	Return of
6/30/2018	Income	Capital Gains	Capital	Total
Insider Income	$55,347	$—	$—	$55,347
Global Balanced	659,282	67,335	—	726,617
Floating Rate Income	1,235,438	—	—	1,235,438
High Income	1,641,248	—	—	1,641,248
Total Return Income	1,373,215	—	—	1,373,215
Income Opportunity	218,429	—	—	218,429

As of June 30, 2019, the components of accumulated earnings/(deficits) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Insider Income	$31,829	$25,810	$—	$—	$—	$230,589	$288,228
Enhanced Income	32,842	—	(71,236)	—	—	399,501	361,107
Global Balanced	—	—	(209,236)	—	—	1,878,248	1,669,012
Floating Rate Income	223,727	—	(154,773)	(7,587,588)	(56,899)	(574,026)	(8,149,559)
High Income	6,468	—	—	(26,633,335)	—	(7,070,744)	(33,697,611)
Total Return Income	39,646	—	—	(15,090,522)	—	(7,238,191)	(22,289,067)
Income Opportunity	—	—	(54,376)	(331,894)	—	181,617	(204,653)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, dividends payable, deemed dividend distributions, mark-to-market of passive foreign investment companies and 1256 option contracts, future contracts, partnerships, C-Corporation adjustments, and dividend distributions and business development companies. In addition, the amount listed under other book/tax differences is primarily attributable to dividends payable. The unrealized appreciation (depreciation) in the table above may include unrealized foreign currency gains (losses).

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund following incurred and elected to defer such late year losses as follows:

Late Year
Losses
Insider Income	$—
Enhanced Income	—
Global Balanced	—
Floating Rate Income	—
High Income	—
Total Return Income	—
Income Opportunity	54,376

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Insider Income	$—
Enhanced Income	71,236
Global Balanced	209,236
Floating Rate Income	154,773
High Income	—
Total Return Income	—
Income Opportunity	—

At June 30, 2019, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total	Utilized
Insider Income	$—	$—	$—	$38,644
Enhanced Income	—	—	—	—
Global Balanced	—	—	—	—
Floating Rate Income	2,077,912	5,509,676	7,587,588	—
High Income	—	26,633,335	26,633,335	789,353
Total Return Income	668,906	14,421,616	15,090,522	869,231
Income Opportunity	286,131	45,763	331,894	—

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

Permanent book and tax differences, primarily attributable to the to the reclassification of Fund distributions and book/tax basis treatment of non-deductible expenses resulted in reclassification for the following Funds for the year/period ended June 30, 2019 as follows:

	Paid
	In	Accumulated
	Capital	Earnings (Deficits)
Insider Income	$—	$—
Enhanced Income	(23,552)	23,552
Global Balanced	—	—
Floating Rate Income	—	—
High Income	—	—
Total Return Income	(1,834)	1,834
Income Opportunity	(25,199)	25,199

(6)	INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of June 30, 2019, Income Opportunity was invested in the following restricted securities:

	Initial
Security	Acquisition Date	Principal	Cost	Value	% of Net Assets
ADL1084-17	12/22/2017	$84,500	$84,500	$84,500	0.74%
LAN0136-17	12/22/2017	97,500	97,500	97,500	0.85%
ORL1111-17	11/14/2017	105,000	105,000	105,000	0.91%

(6)	LINE OF CREDIT

Currently, Floating Rate Income has a $10,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to Floating Rate Income. Accordingly, it is possible that Floating Rate Income may wish to borrow money for a temporary or emergency purpose but may not be able to do so. During the year ended June 30, 2019, Floating Rate Income did not access the line of credit. Based only on the days borrowed, the average amount of borrowings outstanding was $0. The interest expense for Floating Rate Income is immaterial. As of June 30, 2019, Floating Rate Income had no outstanding borrowings on the Uncommitted Line.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019	ANNUAL REPORT

(7)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2019, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

			Floating Rate		Total Return	Income
Owner	Insider Income	Enhanced Income	Income	High Income	Income	Opportunity
LPL Financial (1)	—	—	28%	—	—	75%
Charles Schwab & Co.(1)	36%	—	—	—	—	—
Pershing LLC(1)	30%	—	—	30%	—	—
Wells Fargo(1)	—	—	—	32%	76%	—
TD Ameritrade(1)	—	34%	—	—	—	—

(8)	NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted within these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adopted within these financial statements.

(9)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Catalyst Insider Income Fund, Catalyst Enhanced Income Strategy Fund, Catalyst/MAP Global Balanced Fund, Catalyst/CIFC Floating Rate Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, and Catalyst/Stone Beach Income Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Catalyst Insider Income Fund, Catalyst/MAP Global Balanced Fund, Catalyst/CIFC Floating Rate Income Fund (formerly, Catalyst Floating Rate Income Fund), Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, and Catalyst/Stone Beach Income Opportunity Fund, each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the portfolios of investments, as of June 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
Catalyst Insider Income Fund	For each of the years in the four-year period ended June 30, 2019 and for the period from July 29, 2014 (commencement of operations) through June 30, 2015
Catalyst/MAP Global Balanced Fund	For each of the years in the five-year period ended June 30, 2019
Catalyst/CIFC Floating Rate Income Fund	For each of the years in the five-year period ended June 30, 2019
Catalyst/SMH High Income Fund	For each of the years in the five-year period ended June 30, 2019
Catalyst/SMH Total Return Income Fund	For each of the years in the five-year period ended June 30, 2019
Catalyst/Stone Beach Income Opportunity Fund	For each of the years in the four-year period ended June 30, 2019 and for the period from November 20, 2014 (commencement of operations) through June 30, 2015

We have also audited the accompanying statement of assets and liabilities of Catalyst Enhanced Income Strategy Fund, (the “Fund”), a series of shares of beneficial interest in Mutual Fund Series Trust, including the portfolio of investments as of June 30, 2019, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period December 31, 2018 (commencement of operations) through June 30, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, and the results of its operations, the changes in its net assets for and the financial highlights for the period December 31, 2018 through June 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, brokers, and counterparties or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania

August 29, 2019

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2019

Consideration and Approval of Sub-Advisory Agreement between Catalyst Capital Advisers, LLC and Wynkoop LLC with respect to the Catalyst Enhanced Income Strategy Fund.

In connection with a regular meeting held on November 19, 2018, the Board of Trustees (the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a Sub-Advisory Agreement between Catalyst Capital Advisers, LLC (“Catalyst”) and Wynkoop LLC (“Wynkoop”) (the “Sub-Advisory Agreement”), with respect to the Catalyst Enhanced Income Strategy Fund (the “Fund”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-AdvisoryAgreement.

The Trustees reviewed Wynkoop’s responses to a series of questions regarding, among other things, Wynkoop’s services to be provided to the Fund, comparative fee and expense information, and Wynkoop’s projected profitability from managing the Fund.

Nature, Extent, and Quality of Services. The Trustees reviewed Wynkoop’s corporate structure, officers, owners, and the compliance record of the sub-adviser. The Trustees reviewed the investment sub-advisory services to be provided to the Fund by Wynkoop. The Trustees considered the experience of Wynkoop’s key personnel and noted their satisfaction with the strong professional background of each individual. The Trustees remarked favorably on Wynkoop’s sound understanding of risk management. They noted that Wynkoop appeared to demonstrate a thorough understanding of the main risks associated with the real estate asset class, including real estate market volatility and interest rate risk. The Trustees observed that Wynkoop reported no material compliance or litigation issues.

Performance. The Trustees acknowledged reviewed the returns of several strategies of Wynkoop. The Trustees noted that the performance information indicated that Wynkoop had the ability to provide reasonable returns for the Fund.

Fees and Expenses. The Trustees noted the sub-advisor would receive a fee, to be paid by the Catalyst and not the Fund, of 0.50% of the net advisory fee (with a maximum of 0.75% of the Fund’s average daily net assets). The Trustees considered the fees charged by Wynkoop for other similarly managed accounts. They noted that Wynkoop’s proposed fee for providing sub-advisory services to the Fund was lower than all of its other accounts. After further discussion, the Trustees concluded that the sub-advisory fee to be charged with respect to Catalyst, the sub-advisory fee in relation to the total advisory fee, and the allocation of fees between Catalyst and Wynkoop were not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by Wynkoop, noting that Wynkoop anticipated realizing a slight profit in connection with its relationship with the Catalyst and the Fund over the initial year of operation. The Trustees concluded that the excessive profitability of Wynkoop was not likely to be an issue during the initial term of the Sub-Advisory Agreement.

Economies of Scale. The Trustees considered whether it was likely that Wynkoop would realize economies of scale with respect to the sub-advisory services provided to the Fund during the initial period of the Sub-Advisory Agreement. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from Wynkoop as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

Consideration and Approval of the Management Agreement with Catalyst Capital Advisors, LLC and Mutual Fund Series Trust with respect to the Catalyst Enhanced Income Strategy Fund

In connection with the regular meeting held on November 19, 2018, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of the management agreement (the “Management Agreement”) between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”) with respect to the Catalyst Enhanced Income Strategy Fund (the “Fund”)

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Management Agreement.

The Trustees reviewed Catalyst’s responses to a series of questions regarding, among other things, Catalyst’s services provided to the Fund, comparative fee and expense information, and Catalyst’s profitability from managing the Fund (“Catalyst 15(c) Response”).

Nature, Extent, and Quality of Services. The Board reviewed the Catalyst’s corporate structure, officers, owners, and the compliance record. A representative of the advisor reviewed the services Catalyst would provide to the Fund and the procedures proposed by Catalyst to supervise the Fund’s investment program and the proposed new sub-advisor. The Board discussed the experience of Catalyst’s senior personnel, recent staff additions, and its satisfaction with Catalyst’s chief compliance officer and chief risk officer. A representative of the advisor reviewed Catalyst’s risk management process, aimed at addressing risk while maintaining returns, and the Board agreed that the Catalyst’s focus on risk management and mitigation was beneficial to shareholders. The Board discussed Catalyst’s compliance program, and the Trust chief compliance officer confirmed that Catalyst had appropriate and reasonably designed compliance policies and procedures to prevent violations of the federal securities laws. The Board acknowledged their discussion of the status of certain regulatory examinations and litigation during the Meeting. It acknowledged Catalyst’s infrastructure, compliance and risk management cultures and concluded that the adviser should provide a high level of quality service to the Fund for the benefit of shareholders.

Performance. The Board noted that the sub-advisor would be primarily responsible for the day-to-day management of the Fund’s portfolio. The Board noted that Catalyst had demonstrated, as evidenced by the other series of the Trust it managed, that it had the ability to successfully manage and oversee sub-advisors ensuring compliance with portfolio restrictions and limitations. The Board further noted that Catalyst’s track record of managing mutual funds gave the Board confidence that Catalyst would provide value to shareholders as advisor to the Fund.

Fees and Expenses. The Board reviewed the proposed advisory fee of 1.50% for the Fund as compared to fees charged by peer group and Morningstar category funds. It noted that the proposed fee was higher than the average of the advisory fee charged in either the peer group or the Morningstar Multi-Sector Bond category. The Board discussed that Catalyst had proposed an expense limitation that would reduce the advisory fee to a level well within the range of both comparable metrics. A representative of Catalyst added that, if approved, the sub-advisory fee would be 50% of the net management fee and would be paid by Catalyst, not the FUnd. The Board determined that the advisory fee was not unreasonable.

Profitability. The Board reviewed Catalyst’s analysis estimating its profitability in connection with Catalyst EIS during the initial term of the advisory agreement. The Board noted that Catalyst anticipated realizing a net loss on

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

Catalyst EIS during the first year and earning a reasonable profit in year two. The Board concluded that excess profitability was not a concern at this time.

Economies of Scale. The Board considered whether the advisor had the potential to realize economies of scale during the initial term of the management agreement. The Board agreed that given the Fund’s anticipated growth during the initial term of the agreement, the absence of breakpoints in the advisory fee was acceptable at this time.

Conclusion. Having requested and received such information from Catalyst as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that approval of the Management Agreement was in the best interests of the Fund and its future shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Managed Asset Portfolios, LLC with respect to the Catalyst/MAP Global Equity Fund and Catalyst/MAP Global Balanced Fund

In connection with a meeting held on April 30, 2019 the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Managed Asset Portfolios, LLC (“MAP”), with respect to Catalyst/MAP Global Equity Fund (“MAP Global Equity”) and Catalyst/MAP Global Balanced Fund (“MAP Global Balanced” and together with MAP Global Equity, the “MAP Funds”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Trustees reviewed MAP’s responses to a series of questions regarding, among other things, MAP’s services provided to the MAP Funds, comparative fee and expense information, and MAP’s profitability from managing the MAP Funds.

Nature, Extent and Quality of Services. The Board considered the long tenure of MAP’s key personnel and their academic and professional credentials. The Board noted that MAP used a variety of sources and investment techniques to generate investment ideas and monitor portfolio holdings. The Board commented that MAP was independent and employee-owned, which allowed MAP to deliver objective, unbiased investment advice to its clients. The Board reviewed MAP’s mitigation policies and procedures and its use of monthly and quarterly checklists to monitor compliance with the MAP Funds’ investment limitations. The Board observed there were no material litigation, compliance issues, or regulatory examinations reported since the sub-advisory agreement’s last renewal. The Board noted MAP selected its broker dealers on the basis of best execution and reviewed its best execution tests quarterly. The Board concluded that MAP had the potential to continue providing high quality service to the MAP Funds.

Performance. The Board reviewed the performance of each MAP Fund relative to its peer group and Morningstar category. After discussion, the Board concluded that the performance of each MAP Fund was acceptable.

MAP Global Equity—The Board recognized that MAP Global Equity had received a 4-star Morningstar rating and had outperformed its peer group, Morningstar category and benchmark MSCI ACWI Gross Index across the 1-year, 3-year, 5-year and since inception periods.

MAP Global Balanced—The Board acknowledged that MAP Global Balanced outperformed its peer group over the 1-year, 5-year and since inception period, had outperformed the MSCI ACWI Gross Index over the 1-year period, and outperformed its Morningstar category across all periods. The Board considered that the advisor attributed MAP Global Balanced’s underperformance to the MSCI ACWI Gross Index over the 3-year, 5-year and since inception periods to its allocation to both fixed income and equity during a period of strong equity performance prior to 2018.

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Fees and Expenses. The Board noted that the advisor charged an advisory fee of 1.00% for each MAP Fund and that 50% of each MAP Fund’s net advisory fee was paid to MAP. The Board acknowledged that MAP’s sub-advisory fee for each MAP Fund was lower than the fees MAP charged to its other accounts with similar strategies. The Board discussed the allocation of fees between the Catalyst and MAP relative to their respective duties and other factors, and agreed the allocation for each MAP Fund was appropriate. The Board concluded that the sub-advisory fee received by MAP for each MAP Fund was not unreasonable.

Profitability. The Board considered the MAP’s profitability in connection with each MAP Fund and acknowledged that MAP was sub-advising each MAP Fund at a loss. The Board concluded that excessive profitability was not an issue for MAP at this time.

Economies of Scale. The Board considered whether MAP had realized economies of scale with respect to the sub-advisory services provided to each MAP Fund. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of each MAP Fund, it was unlikely that MAP was benefitting from any economies of scale.

Conclusion. Having requested and received such information from MAP as the Board believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement between Catalyst and MAP, and as assisted by the advice of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of each MAP Fund and its shareholders.

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June 30, 2019

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and SMH Capital Advisors, LLC with respect to the Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Fund.

In connection with a meeting held on April 30, 2019 the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and SMH Capital Advisors, LLC (“SMHCA”), with respect to Catalyst/SMH High Income Fund (“SMH High Income”) and Catalyst/SMH Total Return Fund (“SMH Total Return” and together with SMH High Income, the “SMH Funds”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Trustees reviewed SMHCA’s responses to a series of questions regarding, among other things, SMHCA’s services provided to the SMH Funds, comparative fee and expense information, and SMHCA’s profitability from managing the SMH Funds.

Nature, Extent and Quality of Services. The Board acknowledged the long history of SMHCA and the experience of SMHCA’s key personnel. The Board noted that SMHCA provided research, portfolio modeling and execution for the SMH Funds. The Board reviewed the processes through which SMHCA made investment decisions and its policies for mitigating potential risks., including its use of trading and portfolio management software to keep each SMH Fund’s limitations and allocations in compliance with the respective SMH Fund’s investment strategy. The Board commented that SMHCA directed buy and sell orders to brokers that provided best execution. The Board noted that SMHCA had addressed all concerns by the SEC during an examination in the past year. The Board concluded that SMHCA had the ability to continue providing high quality service to each SMH Fund.

Performance. The Board reviewed the performance of each SMH Fund relative to its peer group and Morningstar category. After discussion, the Board concluded that the performance of each SMH Fund was acceptable.

SMH High Income—The Board discussed that SMH High Income had outperformed its peer group, Morningstar category and the BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 1-year and 3-year periods, but had underperformed each over the 5-year and 10-year periods. The Board noted that the recent outperformance was due to SMH High Income’s modestly defensive posture and an increase in the credit quality of the portfolio. The Board noted that SMH High Income’s overweight to energy and commodity securities in 2014 and 2015 during a period of bankruptcies in those sectors contributed negatively to SMH High Income’s 5-year and 10-year returns. The Board reviewed changes to SMHCA’s portfolio management team and concluded that those changes were positive for SMH High Income.

SMH Total Return—The Board noted that SMH Total Income outperformed its peer group over the 1-year period, and significantly outperformed its peer group, Morningstar category, and the BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 3-year period, while underperforming each over the 5-year and 10-year periods. The Board noted that SMH Total Income ’s overweight to energy and commodity securities in 2014 and 2015 during a period of bankruptcies in those sectors negatively contributed to SMH High Income ’s 5-year and 10-year returns. The Board reviewed changes to SMHCA’s portfolio management team and concluded that those changes were positive for SMH Total Income.

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Fees and Expenses. The Board noted that Catalyst charged an advisory fee of 1.00% for each SMH Fund and that 50% of each SMH Fund’s net advisory fee was paid to SMHCA. The Board recognized that SMHCA’s sub-advisory fee for each SMH Fund was comparable to, or lower than, the fees SMHCA charged to its other clients. The Board discussed the allocation of fees between Catalyst and SMHCA relative to their respective duties and other factors, and agreed the allocation for each SMH Fund was appropriate. The Board concluded that the sub-advisory fee received by SMHCA for each SMH Fund was not unreasonable.

Profitability. The Board commented that SMHCA earned a modest profit from sub-advising each of the SMH Funds. The Board concluded that SMHCA’s profitability for either SMH Fund was not excessive.

Economies of Scale. The Board considered whether SMHCA had realized economies of scale with respect to the sub-advisory services provided to each SMH Fund. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of each SMH Fund, it was unlikely that SMHCA was benefitting from any economies of scale.

Conclusion. Having requested and received such information from SMHCA as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between Catalyst and SMHCA, and as assisted by the advice of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of each SMH Fund and its shareholders.

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June 30, 2019

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisers, LLC (‘Catalyst”) and Stone Beach Investment Management, LLV (“Stone Beach”) with respect to the Stone Beach Income Fund (or the “Fund”).

In connection with a regular meeting held on August 15 and 27, 2018, the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a Sub-Advisory Agreement between Catalyst and Stone Beach (the “Sub-Advisory Agreement”), with respect to the Fund.

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement. In connection with their deliberations regarding renewal of the Sub-Advisory Agreement, the Trustees reviewed materials prepared by Stone Beach (“Stone Beach 15c Response”).

Nature, Extent, and Quality of Services. The Board observed that the Fund had increased its assets over the past year, and that there were no changes in Stone Beach’s investment personnel. The Board noted that the investment process was premised on a disciplined fundamental value approach to security selection that focused on the underlying characteristics of the investment candidates. It discussed that Stone Beach employed an active management approach to adjust the Fund’s composition to maximize income and minimize loss. The Board noted that Stone Beach evaluated risks associated with the Fund on a daily basis and reviewed market offerings throughout the day for relative value candidates that fit the risk profile in which the management team was willing to invest. The Board discussed that Stone Beach chose broker-dealers based on relationships that had been created and cultivated over the past several decades. The Board agreed that Stone Beach had an experienced team that appeared loyal to the Fund’s investment strategy and dedicated to its continued success.

Performance. The Board discussed that the Fund outperformed the Bloomberg Barclays MBS Index over the 1 year, 3 year and since inception periods. The Board concluded that the Fund’s performance was acceptable.

Fees and Expenses. The Board noted that the advisor charged an advisory fee of 1.25% for the Fund, and that 50% of the net advisory fee (after certain expenses) was paid as a sub advisory fee. The Board considered that the sub-advisory fee continued to be well below the base fee charged by the sub-adviser to the other accounts under its management. The Board concluded that the sub-advisory fee was not unreasonable.

Profitability. The Board observed that Stone Beach did not earn a profit from its sub-advisory agreement, but that it had adequate resources to continue its role with the Fund. After further discussion, the Trustees concluded that excessive profitability of Stone Beach was not an issue at this time.

Economies of Scale. The Board considered whether Stone Beach had realized economies of scale with respect to the sub-advisory services provided to the Fund. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the sub-advisory expense. The Board agreed that Stone Beach did not appear to have benefited from economies of scale.

Conclusion. Having requested and received such information from Stone Beach as the Board believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement between Catalyst and Stone Beach, and as assisted by the advice and guidance of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

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June 30, 2019

Consideration and Renewal of Management Agreement between Catalyst Capital Advisors, LLC and Mutual Fund Series Trust (the “Management Agreement”) with respect to Catalyst Systematic Alpha Fund (“Catalyst SA”), Catalyst Insider Buying Fund (“Catalyst IB”), Catalyst Insider Income Fund (“Catalyst Insider”), Catalyst Hedged Futures Strategy Fund (“Catalyst HFS”), Catalyst Hedged Commodity Strategy Fund (“Catalyst HCS”), Catalyst Small-Cap Insider Buying Fund (“Catalyst SC”), Catalyst Growth of Income Fund (“Catalyst GOI”), Catalyst/MAP Global Equity Fund (“MAP Global Equity”), Catalyst/MAP Global Balanced Fund (“MAP Global Balanced”), Catalyst/SMH High Income Fund (“SMH High Income”), Catalyst/SMH Total Return Income Fund (“SMH Total Return”), Catalyst Dynamic Alpha Fund (“Catalyst DA”), Catalyst Exceed Defined Risk Fund (“Exceed DR”), Catalyst Exceed Defined Shield Fund (“Exceed DS”), Catalyst/Lyons Tactical Allocation Fund (“Lyons TA”), Catalyst Buyback Strategy Fund (“Catalyst BS”), Catalyst/CIFC Floating Rate Income Fund (“CIFC Floating Rate”), Catalyst/Stone Beach Income Opportunity Fund (“Stone Beach IO”), Catalyst Multi Strategy Fund (“Catalyst MS”), Catalyst/MLP & Infrastructure Fund (“Catalyst MLP”), Catalyst/IPOX Allocation Fund (“Catalyst IPOX”), and Catalyst Millburn Hedge Strategy Fund (“Millburn HS”) (collectively, the “Catalyst Funds”).

In connection with a regular meeting held on April 10 , 2019, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the renewal of the Management Agreement between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”), with respect to the Catalyst Funds.

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement.

The Trustees reviewed Catalyst’s responses to a series of questions, among other things, the investment performance of each Catalyst Fund, Catalyst’s services to each Catalyst Fund, comparative fee and expense information, and Catalyst’s profitability from advising each Catalyst Fund.

Nature, Extent and Quality of Services. The Board acknowledged that Catalyst had retained the key personnel servicing the Catalyst Funds for several years. A Catalyst representative described the roles and responsibilities of various individuals on the management team and elaborated on the risk committee’s duties and functions. He explained that Catalyst had also engaged a third-party consultant to assist with risk management. The Catalyst representative explained that Catalyst’s risk management program assessed each Catalyst Fund individually and that risk monitoring metrics were specifically crafted and tailored for certain Catalyst Funds based on the specific risks germane to each Catalyst Fund. The Board was informed that Catalyst had adequate staff to execute its risk management program. The Board discussed Catalyst’s supervision of the sub-advisors to the relevant Catalyst Funds. The Board observed that there were no planned or necessary changes to the sub-advisors for any of the Catalyst Funds. After further discussion, the Board concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to performing its duties under the advisory agreement, and that the nature, overall quality and extent of the advisory services provided by Catalyst to each Catalyst Fund were satisfactory. The Board determined that Catalyst had the resources to continue providing high quality service to each Catalyst Fund and its shareholders.

Performance. The Board reviewed the performance of each Catalyst Fund relative to its peer group and Morningstar category. After discussion, the Board concluded that the performance of each Catalyst Fund was acceptable.

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June 30, 2019

Catalyst SA—The Board discussed that Catalyst SA underperformed its peer group, Morningstar category, and benchmark S&P 500 TR Index over the 1-year, 3-year and since inception. The Board acknowledged that Catalyst SA’s performance over the 1-year period was similar to other funds with risk premia strategies, and noted that Catalyst SA performance had performed well for the year-to-date. The Board discussed that Catalyst SA had been pursuing its current investment strategy for less than two years, a time period that was insufficient to draw a conclusion about the strategy’s success. The Board affirmed that it would continue monitoring Catalyst SA’s performance. The Board reviewed the composition of the BNP Catalyst Systematic Alpha Index, and a Catalyst representative explained why the index was appropriate for Catalyst SA.

Catalyst IB—The Board observed that Catalyst IB outperformed its peer group over the 1-year and since inception period, and outperformed the Large Blend Morningstar category and the S&P 500 TR Index over the 1-year period. The Board discussed that Catalyst IB underperformed its peer group over the 3-year and 5-year periods, the Large Blend Morningstar category and the S&P 500 TR Index over the 3-year, 5-year and since inception, and the Large Growth Morningstar category over all periods. The Board recognized that Catalyst IB’s performance for the 3-year and 5-year period was largely the result of heavy insider buying activity in energy in 2014 and 2015, during which an unexpected OPEC announcement negatively impacted energy securities, followed by a lack of insider buying in high momentum stocks in 2015 and 2016. The Board considered Catalyst’s explanation why it believed in Catalyst IB’s investment thesis and why its investment strategy could outperform its benchmarks over the long-term. The Board took note of Catalyst IB’s strong performance year-to-date.

Catalyst Insider—The Board recognized that Morningstar had given Catalyst Insider a 5-star rating. The Board observed that Catalyst Insider outperformed its peer group over the 1-year period, and outperformed the Short-Term Bond and High Yield Bond Morningstar categories, and the benchmark Bloomberg Barclays US Agg Bond TR Index over the 1-year and 3-year periods.

Catalyst HFS—The Board noted that Catalyst HFS outperformed its peer group, the Managed Futures and Options Based Morningstar categories, and the benchmark S&P 500 TR Index over the 1-year period, but had underperformed each over the 3-year and 5-year periods. The Board discussed that Catalyst HFS outperformed its peer group and the Managed Futures Morningstar category over the 10-year period. The Board observed that the current rapidly-rising market with low volatility was not optimal for Catalyst HFS but that Catalyst had made adjustments in Catalyst HFS’s risk management program the last time Catalyst HFS entered such an environment that allowed it to achieve positive results. The Board concluded that the adjustments Catalyst made over the last few years had benefited shareholders and improved Catalyst HFS’s performance.

Catalyst HCS —The Board acknowledged that Catalyst HCS had received a 5-star Morningstar rating and outperformed its peer group, the Commodities Broad Basket Morningstar category and the Managed Futures Morningstar category over the 1-year, 3-year and since inception periods. The Board noted that Catalyst HCS outperformed the S&P 500 TR Index over the 1-year period and the Bloomberg Commodity Index across all periods.

Catalyst SC—The Board remarked that Catalyst SC outperformed its peer group and the Russell 2000 TR Index over the 1-year period, but underperformed the peer group, index and its Morningstar category across all other periods. A Catalyst representative attributed Catalyst SC’s underperformance to its allocation to micro-cap stocks which lagged large cap stocks in recent years. The Board noted that Catalyst SC’s “insider buying” thesis could help Catalyst select companies with the potential to outperform.

Catalyst GOI—The Board recalled that Catalyst GOI implemented a new investment strategy as of March 1, 2019, and recognized that Catalyst should be afforded more time to manage the Fund’s portfolio using the new investment strategy.

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June 30, 2019

MAP Global Equity—The Board recalled that Map Global Equity implemented a new investment strategy as of March 1, 2019, and recognized that Catalyst should be afforded more time to manage the Fund’s portfolio using the new investment strategy.

The Board recognized that MAP Global Equity received a 4-star Morningstar rating and had outperformed its peer group, Morningstar category and benchmark MS ACWI Gross Index across the 1-year, 3-year, 5-year and since inception periods.

MAP Global Balanced—The Board acknowledged that MAP Global Balanced had outperformed its peer group over the 1-year, 5-year and since inception, had outperformed the MS ACWI Gross Index over the 1-year period, and had outperformed its Morningstar category across all periods. The Board considered that Catalyst attributed MAP Global Balanced’s underperformance to the MS ACWI Gross Index over the 3-year, 5-year and since inception periods to its allocation to both fixed income and equity during a period of strong equity performance prior to 2018.

SMH High Income—The Board discussed that SMH High Income outperformed its peer group, Morningstar category and the BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 1-year and 3-year period, but underperformed each over the 5-year and 10-year period. The Board noted that the recent outperformance was due to SMH High Income’s modestly defensive posture and an increase in the credit quality of the portfolio. The Board noted that SMH High Income’s overweight to energy and commodity securities in 2014 and 2015 during a period of bankruptcies in those sectors negatively contributed to SMH High Income Fund’s 5-year and 10-year returns. The Board reviewed changes to the sub-advisor’s portfolio management team and concluded that those changes were positive for SMH High Income.

SMH Total Return—The Board noted that SMH Total Return outperformed its peer group over the 1-year period, and significantly outperformed its peer group, Morningstar category, and the BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 3-year period, while underperforming each over the 5-year and 10-year periods. The Board noted that SMH Total Return’s overweight to energy and commodity securities in 2014 and 2015 during a period of bankruptcies in those sectors negatively contributed to SMH Total Return’s 5-year and 10-year returns. The Board reviewed changes to the sub-advisor’s portfolio management team and concluded that those changes were positive for SMH Total Return.

Catalyst DA—The Board remarked that Catalyst DA had received a 4-star rating from Morningstar and outperformed its peer group and the S&P 500 TR Index across all period, and its Morningstar category over the 3-year, 5-year and since inception period. The Board noted that although Catalyst DA was trailing the index year-to-date, it had generated positive returns.

Exceed DR—The Board observed that Exceed DR outperformed its peer group, Morningstar category and S&P 500 TR Index over the 1-year period, but trailed each over the 3-year period. The Board recalled that Exceed DR changed investment strategies in 2017. The Board noted that the sub-advisor had proposed adopting a revised investment strategy that was similar to the existing strategy, but would allow the sub-advisor more flexibility to actively manage Exceed DR’s portfolio.

Exceed DS—The Board noted that Exceed DS received a 4-star rating from Morningstar and outperformed its peer group and Morningstar category over the 3-year and since inception periods, but had underperformed both over the 1-year period. The Board discussed that Exceed DS underperformed the S&P 500 TR Index across all periods. The Board considered Catalyst’s explanation that Exceed DS’s strategy would lag the index on the upside because option strategies generally did not capture the dividend and because the strategy acted as a cap on positive returns. The Board noted that Exceed DS could outperform the index during large downturns. The Board discussed that the sub-advisor had proposed adopting a revised investment strategy that was similar to the existing strategy, but would allow the sub-advisor more flexibility to actively manage Exceed DS’s portfolio

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June 30, 2019

Lyons TA—The Board discussed that Lyons TA outperformed its peer group, Tactical Allocation Morningstar category and the Lipper Flexible Portfolio Fund Index across the 1-year, 3-year, 5-year and since inception, and outperformed the Large Blend Morningstar category over the 1-year and since inception period. The Board reviewed Catalyst’s explanation that Lyons TA’s allocation to equities since inception and its value-oriented investment emphasis let to Lyon TA’s performance results. The Board acknowledged that Lyons TA had won a 2019 Lipper Fund Award from Refinitiv for Best Flexible Portfolio Fund, its third Lipper Fund Award in the past four years.

Catalyst BS—The Board acknowledged that Catalyst BS outperformed its peer group and Morningstar category across all periods while trailing the S&P 500 TR Index for all periods. The Board discussed that Catalyst attributed Catalyst BS’s underperformance relative to the index to its equity style allocation, and that Catalyst BS’s exposure to small-cap and mid-cap stocks had underperformed large-cap stocks. The Board considered that Catalyst expected Catalyst BS’s investment strategy to outperform over full market cycles.

CIFC Floating Rate—The Board recognized that CIFC Floating Rate outperformed, or was on par with, its peer group, Morningstar category and the S&P/LSTA U.S. Leveraged Loan 100 Index over the 1-year, 3-year, 5-year and since inception. The Board recalled that CIFC Floating Rate changed sub-advisors in August 2018. The Board noted that CIFC Floating Rate had positive returns for the year-to-date.

Stone Beach IO—The Board commented that Stone Beach IO outperformed its peer group and Morningstar category the 1-year period, but trailed both for the 3-year period and trailed the peer group since inception. The Board noted that Stone Beach IO underperformed the Bloomberg Barclays US Buyback Strategy Fund Index for the 1-year period, but had outperformed the index for the 3-year and since inception. The Board observed that the Stone Beach IO’s strategy, which, by design sought to reduce volatility and provide returns uncorrelated to certain asset classes, resulted in periods where Stone Beach IO would underperform the index or its peer group.

Catalyst MS—The Board recognized that Catalyst MS received a 4-star rating from Morningstar and outperformed its peer group and Morningstar category across all time periods. The Board noted that Catalyst MS outperformed the SG CTA Index over the 1-year, 3-year and since inception, and the S&P 500 TR Index over the 1-year period. The Board remarked that Catalyst MS had generated positive returns for the year-to-date.

Catalyst MLP—The Board discussed that Catalyst MLP outperformed its peer group, Morningstar Category and the Alerian MLP TR Index over the 3-year period, but underperformed each over the 1-year and since inception. The Board considered that tax-paying C-corp comprised Catalyst MLP’s peer group and Morningstar category and benefitted from a falling market because reductions in deferred tax liability cushion their losses. The Board noted that Catalyst MLP would benefit in a rising market relative to its peer group and Morningstar category. The Board discussed that Catalyst attributed Catalyst MLP’s performance relative to the index to the weak performance of its C-corp investments, and noted that those investments were not included in the index.

Catalyst IPOX—The Board acknowledged that Catalyst IPOX received a 5-star rating from Morningstar and had outperformed its peer group and Morningstar category across all time periods. The Board noted that Catalyst IPOX had trailed the S&P 500 TR Index over the 1-year and since-inception, but led the index over the 3-year period, which Catalyst attributed to Catalyst IPOX’s all-cap equity strategy.

Millburn HS—The Board noted that Millburn HS outperformed its peer group, Morningstar category across all time periods, and had outperformed the S&P 500 TR Index across all periods except the 10-year period.

Fees and Expenses. The Board reviewed the advisory fee for each Catalyst Fund, and the average fees charged by each Catalyst Fund’s peer group and Morningstar category. The Board considered the allocation of revenue compared to the allocation of duties between Catalyst and each sub-advisor of the Catalyst Funds managed by a sub-advisor. The Board acknowledged that the fee allocation Fund between Catalyst and each sub-advisor was

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June 30, 2019

the result of arm’s length negotiations and determined that the allocations were appropriate. After further discussion, the Board concluded that the advisory fee for each Catalyst Fund was not unreasonable.

Catalyst SA—The Board noted that Catalyst SA’s advisory fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. The Board observed that Catalyst was collecting fees on the underlying funds. The Board discussed Catalyst’s rationale that the higher than average advisory fee was necessary to manage Catalyst SA according to its investment strategy.

Catalyst IB—The Board observed that Catalyst IB’s advisory fee was on par with the median of its peer group and higher than the averages and medians of the Large Blend and Large Growth Morningstar categories, but lower than the highs of each Morningstar category. The Board remarked that Catalyst IB’s net expense ratio was lower than its peer group’s average expense ratio and significantly below the highs of each Morningstar category.

Catalyst Insider—The Board discussed that Catalyst Insider’s advisory fee was higher than its peer group’s median and average and tied with the high of the Short-Term Bond Morningstar category. The Board noted that Catalyst Insider’s net expense ratio was lower than the median and average of its peer group and on par with the median of the High-Yield Bond Morningstar category. The Board observed that Catalyst planned to recommend lowering the advisory fee for Catalyst Insider.

Catalyst HFS—The Board noted that Catalyst HFS’s advisory fee was higher than the peer group average and median, but lower than the high, and was the high of the Option Based Morningstar category. The Board reviewed Catalyst HFS’s net expense ratio and noted that it was higher than the medians and averages of its peer group and Morningstar categories, but well below the highs of each.

Catalyst HCS—The Board remarked that Catalyst HCS’s advisory fee and net expense ratio were higher than its peer group’s averages and medians, but lower than the peer group’s highs, and were the highs of the Commodity Broad Basket Morningstar category, but lower than the highs of the Managed Futures Morningstar category. The Board noted Catalyst’s explanation that Catalyst HCS did not fit well into any particular Morningstar category because it implemented a managed futures-type strategy based on commodities.

Catalyst SC —The Board recognized that Catalyst SC’s advisory fee and net expense ratio were higher than its peer group’s and Morningstar category’s medians and averages, but were lower than the highs of the peer group and Morningstar category. The Board discussed that Catalyst SC employed a unique investment strategy that mandated a certain premium.

Catalyst GOI—The Board observed that Catalyst GOI’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. It discussed that Catalyst GOI’s net expense ratio was lower than its peer group average.

MAP Global Equity—The Board commented that MAP Global Equity’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. The Board noted that its net expense ratio was lower than the peer group median and average and in line with the median of the Morningstar category.

MAP Global Balanced—The Board recognized that MAP Global Balanced’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board discussed that MAP Global Balanced’s net expense ratio was lower than the peer group median and average and on par with the Morningstar category average.

SMH High Income—The Board reviewed SMH High Income’s advisory fee and net expense ratio and noted that although they were higher than the medians and averages of its peer group and Morningstar category, they were well below the highs of each.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

SMH Total Return—The Board acknowledged that SMH Total Return’s advisory fee was higher than the median and average of its peer group and Morningstar category, but below the highs of each. The Board recognized that SMH Total Return’s net expense ratio was the highest in its Morningstar category and higher than any net expense ratio in its peer group. The Board discussed that the Morningstar category consisted of funds with very different strategies from SMH Total Return. The Board remarked that SMH Total Return was actively managed and steadfastly pursued its investment objective. The Board observed that without acquired fund fees, SMH Total Return would be more in line with its peer group and Morningstar category but investment in business development companies was an integral part of the strategy.

Catalyst DA—The Board observed that Catalyst DA’s advisory fee was in line with its peer group and that its net expense ratio was lower than the median and average of its peer group. The Board noted that Catalyst DA’s advisory fee and net expense ratio were lower than the highs of the its Morningstar category.

Exceed DR—The Board recognized that Exceed DR’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board discussed that Exceed DR’s net expense ratio was lower than the averages of its peer group and Morningstar category.

Exceed DS—The Board noted that Exceed DS’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board discussed peer group and Morningstar category and lower than the median of the Morningstar category.

Lyons TA—The Board discussed that the advisory fee for Lyons TA was the high of its peer group, but was lower than the high of the Tactical Allocation Morningstar category. The Board noted that the net expense ratio for Lyons TA was lower than the medians and averages of its peer group and Tactical Allocation Morningstar category.

Catalyst BS—The Board stated that although the advisory fee for Catalyst BS was higher than the median and average of its Morningstar category, it was on par with the median of its peer group. The Board observed that Catalyst BS’s net expense ratio was lower than the average expense ratio of the peer group and well-below the high of the Morningstar category.

CIFC Floating Rate—The Board remarked that the advisory fee for CIFC Floating Rate was the highest of its Morningstar category and that its net expense ratio, although higher than the averages and medians of the peer group and Morningstar category, was lower than the highs of each. The Board considered that CIFC Floating Rate was actively managed and that most funds in its peer group and Morningstar category were very large and benefitted from economies of the Fund.

Stone Beach IO—The Board acknowledged that Stone Beach IO’s advisory fee was the highest of its peer group and Morningstar category, but that its net expense ratio was lower than the median and average of its peer group, and well below the high of its Morningstar category. The Board discussed that Stone Beach IO had a complex investment strategy that required extensive oversight.

Catalyst MS—The Board commented that Catalyst MS’s advisory fee and net expense ratio were higher than the averages and medians of its peer group and Morningstar category, but lower than the highs of each. The Board discussed that some funds included in the peer group had unitary fees and skewed the comparison.

Catalyst MLP—The Board reviewed Catalyst MLP’s advisory fee and noted that it was the high of its peer group and Morningstar category. The Board discussed that Catalyst MLPs net expense ratio was lower than the average of its peer group and Morningstar category.

Catalyst IPOX - The Board pointed out that Catalyst IPOX’s advisory fee was the highest of its peer group and Morningstar category and its net expense ratio was the highest of its Morningstar category. The Board observed

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

that Catalyst IPOX’s advisory fee was the highest in its peer group and Morningstar category due to the specialized nature of its investment strategy.

Millburn HS —The Board considered that Millburn HS’s advisory fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board discussed that the Multi-Alternative Morningstar category was a very diverse category.

Profitability. The Board discussed Catalyst’s profitability from its relationship with each Catalyst Fund based on the information that Catalyst provided, including soft dollar benefits, and reimbursement for distribution expenses pursuant to the Rule 12b-1 plan. The Board determined Catalyst’s profitability for each Catalyst Fund was not excessive.

Catalyst SA—The Board noted that Catalyst was managing Catalyst SA at a loss. The Board therefore concluded that excessive profitability of Catalyst with respect to Catalyst SA was not an issue at this time.

Catalyst IB—The Board remarked that Catalyst earned a profit from managing Catalyst IB. The Board discussed that these profits were used to compensate the owner personnel of Catalyst that provided services to Catalyst IB. The Board recognized that Catalyst’s profits would be reduced if those payments were taken into account. After further discussion, the Board determined that Catalyst’s profit in connection with Catalyst IB was not unreasonable.

Catalyst Insider Fund—The Board noted that Catalyst was managing Catalyst Insider a loss. The Board therefore concluded that excessive profitability of Catalyst with respect to Catalyst Insider Fund was not an issue at this time.

Catalyst HFS—The Board observed that Catalyst earned a reasonable profit from managing Catalyst HFS. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Catalyst HFS.

Catalyst HCS—The Board observed that Catalyst earned a profit from managing Catalyst HCS. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Catalyst HCS. The Board concluded that Catalyst’s profit in connection with Catalyst HCS was reasonable.

Catalyst SC—The Board observed that Catalyst earned a reasonable profit from managing Catalyst SC. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Catalyst SC.

Catalyst GOI—The Board noted that Catalyst was managing Catalyst GOI at a loss. The Board therefore concluded that excessive profitability of Catalyst with respect to Catalyst GOI was not an issue at this time.

MAP Global Equity—The Board observed that Catalyst earned a reasonable profit from managing MAP Global Equity. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of MAP Global Equity.

MAP Global Balanced—The Board commented that Catalyst earned a modest profit from managing MAP Global Balanced. The Board concluded that Catalyst’s profit in connection with MAP Global Balanced was reasonable.

SMH High Income—The Board commented that Catalyst earned a modest profit from managing SMH High Income. The Board concluded that Catalyst’s profit in connection with SMH High Income was reasonable.

SMH Total Return—The Board commented that Catalyst earned a modest profit from managing SMH Total Return. The Board concluded that Catalyst’s profit in connection with SMH Total Return was reasonable.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

Catalyst DA—The Board observed that Catalyst earned a reasonable profit from managing Catalyst DA. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Catalyst DA.

Exceed DR—The Board commented that Catalyst earned a slim profit from managing Exceed DR. The Board concluded that Catalyst’s profit in connection with Exceed DR was reasonable.

Exceed DS—The Board noted that Catalyst was managing Exceed DS at a loss. The Board therefore concluded that excessive profitability of Catalyst with respect to Exceed DS was not an issue at this time.

Lyons TA—The Board observed that Catalyst earned a reasonable profit from managing Lyons TA. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Lyons TA.

Catalyst BS—The Board commented that Catalyst earned a modest profit from managing Catalyst BS Fund. The Board concluded that Catalyst’s profit in connection with Catalyst BS was reasonable.

CIFC Floating Rate—The Board commented that Catalyst earned a modest profit from managing CIFC Floating Rate. The Board concluded that Catalyst’s profit in connection with Catalyst CIFC Floating Rate was reasonable.

Stone Beach IO—The Board noted that Catalyst was managing Stone Beach IO at a loss. The Board therefore concluded that excessive profitability of Catalyst with respect to Stone Beach IO was not an issue at this time.

Catalyst MS—The Board noted that Catalyst was managing Catalyst MS at a loss. The Board therefore concluded that excessive profitability of Catalyst with respect to Catalyst MS was not an issue at this time.

Catalyst MLP—The Board observed that Catalyst earned a reasonable profit from managing Catalyst MLP. The Board discussed that Catalyst’s profit margins were well within the industry norm for strategies similar to that of Catalyst MLP.

Catalyst IPOX —The Board noted that Catalyst was managing Catalyst IPOX at a loss. The Board therefore concluded that excessive profitability of Catalyst with respect to Catalyst IPOX was not an issue at this time.

Millburn HS—The Board observed that Catalyst earned a reasonable profit from managing t Millburn HS. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Millburn HS. The Board considered Catalyst’s active management of Millburn HS and the amount of risk Catalyst assumed.

Economies of Scale. The Board noted that the Management Agreement did not contain breakpoints reducing the fee rate on assets above specified levels, but that shareholders of most Catalyst Funds had benefitted from the respective Catalyst Fund’s expense cap. The Board agreed that breakpoints may be an appropriate way for Catalyst to share economies of scale with a Catalyst Fund and its shareholders if the Catalyst Fund experienced significant growth in assets. The Board noted that no Catalyst Fund had reached such levels and agreed to revisit the issue of breakpoints at the advisory agreement’s next renewal.

Conclusion. Having requested and received such information from Catalyst as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Management Agreement was in the best interests of each Catalyst Fund and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2019

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17645 Wright Street, Suite 200 Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	55	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016. Trustee of M3Sixty Funds Trust since 2016; Trustee of the AlphaCentric Prime Meridian Income Fund since 2018
Tiberiu Weisz c/o Mutual Fund Series Trust 17645 Wright Street, Suite 200 Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	39	Trustee of Variable Insurance Trust since 2010
Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Retired Faculty Member Technical Career Institutes, from 1991 to 2017.	39	Trustee of Variable Insurance Trust since 2010

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2019

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014; President, Rational Advisors, Inc., since 2016; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; President, Abbington Capital Group LLC, since 1998; President, USA Mutuals, Inc., 3/2011 – 7/2016.	39	Variable Insurance Trust since 2010
Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A
Aaron Smith 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017. Manager - Fund Administration, Gemini Fund Services, LLC, 2012-2017.	N/A	N/A
Brian Curley 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC (2012-2014).	N/A	N/A
Sam Singh 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011- 12/2014.	N/A	N/A
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A
Michael Schoonover 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC, & Rational Advisors, Inc., since 2017; Portfolio Manager, Catalyst Capital Advisors LLC since 2013; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, TCG Financial Series Trusts I-X, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, free of charge, upon request, by calling toll-free at 1-844-223-8637.

CATALYST FUNDS

INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/19) and held for the entire period through 6/30/19.

Actual Expenses

The first section of each table below provides information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of each table provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)

	Fund’s	Beginning
	Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio	01/01/19	Value 06/30/19	During Period *	Value 06/30/19	During Period *

Catalyst Insider Income Fund - Class A	1.00%	$1,000.00	$1,035.90	$5.05	$1,019.84	$5.01
Catalyst Insider Income Fund - Class C	1.75%	1,000.00	1,032.70	8.82	1,016.12	8.75
Catalyst Insider Income Fund - Class I	0.75%	1,000.00	1,037.00	3.79	1,021.08	3.76
Catalyst Enhanced Income Strategy Fund - Class A	1.75%	1,000.00	1,132.80	9.25	1,016.12	8.75
Catalyst Enhanced Income Strategy Fund - Class C	2.50%	1,000.00	1,127.50	13.19	1,012.40	12.47
Catalyst Enhanced Income Strategy Fund - Class I	1.50%	1,000.00	1,133.20	7.93	1,017.36	7.50
Catalyst/MAP Global Balanced Fund - Class A	1.22%	1,000.00	1,079.60	6.29	1,018.74	6.11
Catalyst/MAP Global Balanced Fund - Class C	1.97%	1,000.00	1,076.10	10.14	1,015.03	9.84
Catalyst/MAP Global Balanced Fund - Class I	0.97%	1,000.00	1,081.60	5.01	1,019.98	4.86
Catalyst Floating Rate Income Fund - Class A	1.27%	1,000.00	1,061.30	6.49	1,018.50	6.36
Catalyst Floating Rate Income Fund - Class C	2.03%	1,000.00	1,057.50	10.36	1,014.73	10.14
Catalyst Floating Rate Income Fund - Class I	1.03%	1,000.00	1,062.60	5.27	1,019.69	5.16
Catalyst/SMH High Income Fund - Class A	1.48%	1,000.00	1,050.30	7.52	1,017.46	7.40
Catalyst/SMH High Income Fund - Class C	2.23%	1,000.00	1,043.60	11.30	1,013.74	11.13
Catalyst/SMH High Income Fund - Class I	1.23%	1,000.00	1,048.70	6.25	1,018.70	6.16
Catalyst/SMH Total Return Income Fund - Class A	1.58%	1,000.00	1,131.90	8.35	1,016.96	7.90
Catalyst/SMH Total Return Income Fund - Class C	2.33%	1,000.00	1,127.80	12.29	1,013.24	11.63
Catalyst/SMH Total Return Income Fund - Class I	1.33%	1,000.00	1,136.20	7.04	1,018.20	6.66
Catalyst/Stone Beach Income Opportunity Fund - Class A	1.58%	1,000.00	1,035.90	7.98	1,016.96	7.90
Catalyst/Stone Beach Income Opportunity Fund - Class C	2.33%	1,000.00	1,032.30	11.74	1,013.24	11.63
Catalyst/Stone Beach Income Opportunity Fund - Class I	1.33%	1,000.00	1,038.30	6.72	1,018.20	6.66

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

**	Annualized expense ratio does not include interest expenses or dividend expenses.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-844-223-8637

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

MUTUAL FUND SERIES TRUST
17605 Wright Street, Suite 2
Omaha, NE 68130

MANAGER
Catalyst Capital Advisors, LLC
36 North New York Ave., 2nd Floor
Huntington, NY 11743

ADMINISTRATOR
Gemini Fund Services LLC
80 Arkay Dr. Suite 110
Hauppauge, NY 11788

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-PORT as am exhibit to its report may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2019	2018
Catalyst Insider Income	12,250	12,250
Catalyst/MAP Global Balanced Fund	12,750	12,750
Catalyst/CIFC Floating Rate Income Fund	12,250	12,250
Catalyst/SMH High Income Fund	12,250	12,250
Catalyst/SMH Total Return Income Fund	12,250	12,250
Catalyst/Stone Beach Income Opportunity Fund	15,000	12,500
Catalyst Enhanced Income Strategy Fund	12,250	N/A

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2019	2018
Catalyst Insider Income	2,000	2,000
Catalyst/MAP Global Balanced Fund	2,000	2,000
Catalyst/CIFC Floating Rate Income Fund	2,000	2,000
Catalyst/SMH High Income Fund	2,000	2,000
Catalyst/SMH Total Return Income Fund	2,000	2,000
Catalyst/Stone Beach Income Opportunity Fund	2,000	2,000
Catalyst Enhanced Income Strategy Fund	2,000	N/A

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2019, and 2018 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2019 and 2018, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-ENDED MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi __________
President
Date: September 05, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: September 05, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: September 05, 2019